UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21188

PIMCO California Municipal Income Fund III

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS

Annual Report

December 31, 2020

PIMCO Municipal Income Fund | PMF | NYSE

PIMCO Municipal Income Fund II | PML | NYSE

PIMCO Municipal Income Fund III | PMX | NYSE

PIMCO California Municipal Income Fund | PCQ | NYSE

PIMCO California Municipal Income Fund II | PCK | NYSE

PIMCO California Municipal Income Fund III | PZC | NYSE

PIMCO New York Municipal Income Fund | PNF | NYSE

PIMCO New York Municipal Income Fund II | PNI | NYSE

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 844.337.4626. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Closed-End Funds Annual Report, which covers the 12-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, U.S. annualized gross domestic product (“GDP”) was -5.0% during the first quarter of 2020. The economy then significantly weakened due to COVID-19, as annualized GDP growth in the second quarter was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said that the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to several factors, including sharply contracting global growth, the Fed’s accommodative monetary policy, and periods of heightened investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 5.12%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.78%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 5.68%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 5.88%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 2.69%.

2	PIMCO CLOSED-END FUNDS

As was the case with the economy, the municipal (or “muni”) market experienced periods of volatility. While munis were supported by falling interest rates, a portion of their gains were lost in March and April 2020. This was due, in our view, to concerns about market liquidity and municipal finances. All told, the Bloomberg Barclays Municipal Bond Index returned 5.21% during the 12 months ended December 31, 2020.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Closed-End Funds investments, please contact your financial advisor, or call the Funds’ shareholder servicing agent at (844) 33-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	DECEMBER 31, 2020	3

Important Information About the Funds

Information regarding each Funds’ principal investment strategies, principal risks and risk management strategies, the effects of each Fund’s leverage, and each Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a

4	PIMCO CLOSED-END FUNDS

reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which a Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of a Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of PIMCO than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.

A fund that has substantial exposures to California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in advanced technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

A fund that has substantial exposures to New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty, it may have an adverse effect on New York municipal bonds held by a Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment.

Shares of closed-end investment management companies, such as the Funds, frequently trade at a discount from their net asset value (“NAV”) and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results

ANNUAL REPORT	|	DECEMBER 31, 2020	5

Important Information About the Funds	(Cont.)

at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses. Historical NAV performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund distribution rate or that the rate will be sustainable in the future.

The following table discloses the commencement of operations and diversification status of each Fund:

Fund Name	Commencement of Operations	Diversification Status
PIMCO Municipal Income Fund	06/29/01	Diversified
PIMCO Municipal Income Fund II	06/28/02	Diversified
PIMCO Municipal Income Fund III	10/31/02	Diversified
PIMCO California Municipal Income Fund	06/29/01	Diversified
PIMCO California Municipal Income Fund II	06/28/02	Diversified
PIMCO California Municipal Income Fund III	10/31/02	Diversified
PIMCO New York Municipal Income Fund	06/29/01	Non-diversified
PIMCO New York Municipal Income Fund II	06/28/02	Diversified

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with the Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s original or any subsequent prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand. The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 33-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling 844.337.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

6	PIMCO CLOSED-END FUNDS

In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments will: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules have phased compliance and effective dates, with some requirements already requiring compliance starting from August 1, 2020 and others requiring compliance as late as February 1, 2023.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an 18-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

ANNUAL REPORT	|	DECEMBER 31, 2020	7

PIMCO Municipal Income Fund

Symbol on NYSE - PMF

Allocation Breakdown as of December 31, 2020†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	23.7%

Highway Revenue Tolls	9.2%

Natural Gas Revenue	6.4%

Tobacco Settlement Funded	6.1%

Miscellaneous Revenue	6.0%

Ad Valorem Property Tax	5.3%

Sales Tax Revenue	4.9%

Electric Power & Light Revenue	4.1%

Sewer Revenue	3.7%

Miscellaneous Taxes	3.3%

College & University Revenue	3.1%

Special Assessment	3.1%

Industrial Revenue	2.8%

Port, Airport & Marina Revenue	2.4%

Appropriations	2.4%

Water Revenue	2.2%

Lease Revenue	2.0%

Transit Revenue	1.7%

Nuclear Revenue	1.2%

Other	5.7%

Short-Term Instruments	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2020)(1)

Market Price	$13.85

NAV	$13.22

Premium/(Discount) to NAV	4.77%

Market Price Distribution Rate(2)	4.68%

NAV Distribution Rate(2)	4.90%

Total Effective Leverage(3)	42%

Average Annual Total Return(1) for the period ended December 31, 2020

	1 Year	5 Year	10 Year	Commencement of Operations (06/29/01)
Market Price	(2.99)%	3.59%	7.65%	6.44%
NAV	4.68%	6.11%	9.39%	6.95%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of auction rate and variable rate munifund term preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Municipal Income Fund’s investment objective is to seek to provide current income exempt from federal income tax.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Duration positioning contributed to performance, as municipal bond yields decreased.

»	Exposure to the revenue segment contributed to performance, as the segment outperformed the general municipal market.

»	Exposure to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal market.

»	Security selection within the housing sector detracted from performance, as the select holdings underperformed the market.

8	PIMCO CLOSED-END FUNDS

PIMCO Municipal Income Fund II

Symbol on NYSE - PML

Allocation Breakdown as of December 31, 2020†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	20.4%

Highway Revenue Tolls	10.5%

Tobacco Settlement Funded	7.9%

Natural Gas Revenue	7.1%

College & University Revenue	5.4%

Ad Valorem Property Tax	5.2%

Sales Tax Revenue	5.1%

Sewer Revenue	4.6%

Lease Revenue	3.8%

Miscellaneous Revenue	3.3%

Miscellaneous Taxes	3.1%

Electric Power & Light Revenue	2.8%

Port, Airport & Marina Revenue	2.4%

Appropriations	2.4%

Industrial Revenue	2.0%

Water Revenue	1.9%

Transit Revenue	1.7%

Local or Guaranteed Housing	1.3%

Fuel Sales Tax Revenue	1.1%

Other	7.1%

Short-Term Instruments	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2020)(1)

Market Price	$14.30

NAV	$12.42

Premium/(Discount) to NAV	15.14%

Market Price Distribution Rate(2)	4.95%

NAV Distribution Rate(2)	5.70%

Total Effective Leverage(3)	42%

Average Annual Total Return(1) for the period ended December 31, 2020

	1 Year	5 Year	10 Year	Commencement of Operations (06/28/02)
Market Price	(4.81)%	8.99%	10.37%	6.49%
NAV	5.34%	6.55%	9.29%	6.07%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of auction rate and variable rate munifund term preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Municipal Income Fund II’s investment objective is to seek to provide current income exempt from federal income tax.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Duration positioning contributed to performance, as municipal bond yields decreased.

»	Exposure to the revenue segment contributed to performance, as the segment outperformed the general municipal market.

»	Exposure to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal market.

»	Security selection within the general obligation segment detracted from performance, as the select holdings underperformed the market.

»	Security selection within the housing sector detracted from performance, as the select holdings underperformed the market.

ANNUAL REPORT	|	DECEMBER 31, 2020	9

PIMCO Municipal Income Fund III

Symbol on NYSE - PMX

Allocation Breakdown as of December 31, 2020†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	20.0%

Highway Revenue Tolls	8.0%

Natural Gas Revenue	7.4%

College & University Revenue	6.5%

Sales Tax Revenue	5.5%

Ad Valorem Property Tax	5.3%

Tobacco Settlement Funded	5.3%

Sewer Revenue	4.9%

Water Revenue	4.2%

Electric Power & Light Revenue	4.2%

Miscellaneous Revenue	3.1%

Appropriations	2.7%

Industrial Revenue	2.3%

Port, Airport & Marina Revenue	2.2%

Lease Revenue	2.1%

Transit Revenue	1.8%

Local or Guaranteed Housing	1.7%

Miscellaneous Taxes	1.6%

Fuel Sales Tax Revenue	1.5%

Income Tax Revenue	1.5%

General Fund	1.2%

Nuclear Revenue	1.2%

Other	3.6%

Short-Term Instruments	2.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2020)(1)

Market Price	$11.89

NAV	$11.36

Premium/(Discount) to NAV	4.67%

Market Price Distribution Rate(2)	4.64%

NAV Distribution Rate(2)	4.86%

Total Effective Leverage(3)	42%

Average Annual Total Return(1) for the period ended December 31, 2020

	1 Year	5 Year	10 Year	Commencement of Operations (10/31/02)
Market Price	(0.54)%	6.88%	8.35%	5.70%
NAV	5.44%	6.78%	9.84%	5.93%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of auction rate and variable rate munifund term preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Municipal Income Fund III’s investment objective is to seek to provide current income exempt from federal income tax.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Duration positioning contributed to performance, as municipal bond yields decreased.

»	Exposure to the revenue segment contributed to performance, as the segment outperformed the general municipal market.

»	Exposure to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal market.

»	Security selection within transportation sector detracted from performance, as the select holdings underperformed the market.

10	PIMCO CLOSED-END FUNDS

PIMCO California Municipal Income Fund

Symbol on NYSE - PCQ

Allocation Breakdown as of December 31, 2020†§

Municipal Bonds & Notes

Ad Valorem Property Tax	20.8%

Health, Hospital & Nursing Home Revenue	17.5%

College & University Revenue	8.3%

Tobacco Settlement Funded	7.9%

Natural Gas Revenue	6.4%

Electric Power & Light Revenue	6.0%

Local or Guaranteed Housing	4.8%

Lease (Abatement)	4.1%

Sales Tax Revenue	4.1%

Port, Airport & Marina Revenue	3.8%

General Fund	2.3%

Water Revenue	2.2%

Sewer Revenue	1.8%

Transit Revenue	1.7%

Lease (Non-Terminable)	1.5%

Special Assessment	1.2%

Other	3.7%

Short-Term Instruments	1.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2020)(1)

Market Price	$17.98

NAV	$14.28

Premium/(Discount) to NAV	25.91%

Market Price Distribution Rate(2)	4.34%

NAV Distribution Rate(2)	5.46%

Total Effective Leverage(3)	43%

Average Annual Total Return(1) for the period ended December 31, 2020

	1 Year	5 Year	10 Year	Commencement of Operations (06/29/01)
Market Price	(4.94)%	8.63%	10.37%	7.55%
NAV	6.43%	6.10%	9.27%	6.91%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of auction rate and variable rate munifund term preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO California Municipal Income Fund’s investment objective is to seek to provide current income exempt from federal and California income tax.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Duration positioning contributed to performance, as municipal bond yields decreased.

»	Exposure to the revenue segment contributed to performance, as the segment outperformed the general municipal market.

»	Exposure to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal market.

»	Security selection within the electric utility sector detracted from performance, as the select holdings underperformed the market.

ANNUAL REPORT	|	DECEMBER 31, 2020	11

PIMCO California Municipal Income Fund II

Symbol on NYSE - PCK

Allocation Breakdown as of December 31, 2020†§

Municipal Bonds & Notes

Ad Valorem Property Tax	24.6%

Health, Hospital & Nursing Home Revenue	16.0%

Natural Gas Revenue	9.0%

Tobacco Settlement Funded	6.7%

Electric Power & Light Revenue	5.7%

Local or Guaranteed Housing	5.4%

Sewer Revenue	4.4%

Sales Tax Revenue	4.1%

College & University Revenue	4.1%

General Fund	4.0%

Lease (Abatement)	2.6%

Port, Airport & Marina Revenue	2.5%

Highway Revenue Tolls	2.1%

Water Revenue	1.5%

Lease (Non-Terminable)	1.4%

Miscellaneous Revenue	1.3%

Special Assessment	1.1%

Other	3.2%

Short-Term Instruments	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2020)(1)

Market Price	$9.03

NAV	$9.13

Premium/(Discount) to NAV	(1.10)%

Market Price Distribution Rate(2)	4.25%

NAV Distribution Rate(2)	4.21%

Total Effective Leverage(3)	40%

Average Annual Total Return(1) for the period ended December 31, 2020

	1 Year	5 Year	10 Year	Commencement of Operations (06/28/02)
Market Price	(5.58)%	3.73%	7.16%	4.20%
NAV	6.31%	6.45%	10.16%	4.97%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of auction rate and variable rate munifund term preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO California Municipal Income Fund II’s investment objective is to seek to provide current income exempt from federal and California income tax.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Duration positioning contributed to performance, as municipal bond yields decreased.

»	Exposure to the revenue segment contributed to performance, as the segment outperformed the general municipal market.

»	Exposure to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal market.

»	Security selection within the electric utility sector detracted from performance, as the select holdings underperformed the market.

12	PIMCO CLOSED-END FUNDS

PIMCO California Municipal Income Fund III

Symbol on NYSE - PZC

Allocation Breakdown as of December 31, 2020†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	21.8%

Ad Valorem Property Tax	19.7%

Tobacco Settlement Funded	8.4%

College & University Revenue	7.9%

Electric Power & Light Revenue	6.2%

Natural Gas Revenue	5.8%

Local or Guaranteed Housing	3.8%

Sales Tax Revenue	3.7%

Port, Airport & Marina Revenue	3.0%

General Fund	2.7%

Highway Revenue Tolls	2.5%

Lease (Abatement)	2.0%

Transit Revenue	1.6%

Special Tax	1.6%

Sewer Revenue	1.6%

Lease (Non-Terminable)	1.3%

Miscellaneous Revenue	1.2%

Special Assessment	1.1%

Water Revenue	1.0%

Other	2.4%

Short-Term Instruments	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2020)(1)

Market Price	$10.25

NAV	$10.29

Premium/(Discount) to NAV	(0.39)%

Market Price Distribution Rate(2)	4.45%

NAV Distribution Rate(2)	4.43%

Total Effective Leverage(3)	42%

Average Annual Total Return(1) for the period ended December 31, 2020

	1 Year	5 Year	10 Year	Commencement of Operations (10/31/02)
Market Price	(5.89)%	2.43%	7.95%	4.53%
NAV	5.70%	5.88%	9.15%	5.00%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of auction rate and variable rate munifund term preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO California Municipal Income Fund III’s investment objective is to seek to provide current income exempt from federal and California income tax.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Duration positioning contributed to performance, as municipal bond yields decreased.

»	Exposure to the revenue segment contributed to performance, as the segment outperformed the general municipal market.

»	Exposure to the healthcare sector contributed to performance, as the sector outperformed the general municipal market.

»	Security selection within the electric utility sector detracted from performance, as the select holdings underperformed the market.

ANNUAL REPORT	|	DECEMBER 31, 2020	13

PIMCO New York Municipal Income Fund

Symbol on NYSE - PNF

Allocation Breakdown as of December 31, 2020†§

Municipal Bonds & Notes

Income Tax Revenue	12.8%

College & University Revenue	9.8%

Health, Hospital & Nursing Home Revenue	9.5%

Ad Valorem Property Tax	8.4%

Transit Revenue	8.1%

Water Revenue	7.5%

Highway Revenue Tolls	7.2%

Miscellaneous Revenue	6.5%

Tobacco Settlement Funded	5.6%

Sales Tax Revenue	5.1%

Miscellaneous Taxes	4.9%

Lease Revenue	4.0%

Port, Airport & Marina Revenue	4.0%

Industrial Revenue	2.1%

Electric Power & Light Revenue	1.6%

Other	1.3%

Short-Term Instruments	1.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2020)(1)

Market Price	$11.68

NAV	$12.01

Premium/(Discount) to NAV	(2.75)%

Market Price Distribution Rate(2)	4.32%

NAV Distribution Rate(2)	4.20%

Total Effective Leverage(3)	41%

Average Annual Total Return(1) for the period ended December 31, 2020

	1 Year	5 Year	10 Year	Commencement of Operations (06/29/01)
Market Price	(11.51)%	5.03%	7.29%	4.81%
NAV	3.30%	5.39%	7.84%	5.27%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of auction rate preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO New York Municipal Income Fund’s investment objective is to seek to provide current income exempt from federal, New York State and New York City income tax.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Duration positioning contributed to performance, as municipal bond yields decreased.

»	Exposure to the revenue segment contributed to performance, as the segment outperformed the general municipal market.

»	Security selection within the special tax sector contributed to performance, as the select holdings outperformed the market.

»	Security selection within the water and sewer sector detracted from performance, as the select holdings underperformed the market.

14	PIMCO CLOSED-END FUNDS

PIMCO New York Municipal Income Fund II

Symbol on NYSE - PNI

Allocation Breakdown as of December 31, 2020†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	10.9%

College & University Revenue	9.9%

Tobacco Settlement Funded	8.7%

Income Tax Revenue	8.2%

Port, Airport & Marina Revenue	7.7%

Miscellaneous Revenue	7.3%

Highway Revenue Tolls	6.4%

Lease (Appropriation)	6.2%

Transit Revenue	4.6%

Miscellaneous Taxes	4.6%

Sales Tax Revenue	4.3%

Ad Valorem Property Tax	3.6%

Water Revenue	3.5%

Electric Power & Light Revenue	3.0%

Industrial Revenue	2.7%

Lease Revenue	2.4%

Local or Guaranteed Housing	1.1%

Other	1.6%

Short-Term Instruments	3.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2020)(1)

Market Price	$10.87

NAV	$11.50

Premium/(Discount) to NAV	(5.48)%

Market Price Distribution Rate(2)	4.42%

NAV Distribution Rate(2)	4.18%

Total Effective Leverage(3)	42%

Average Annual Total Return(1) for the period ended December 31, 2020

	1 Year	5 Year	10 Year	Commencement of Operations (06/28/02)
Market Price	(5.82)%	2.75%	6.73%	4.72%
NAV	3.57%	5.72%	8.10%	5.44%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of auction rate and variable rate munifund term preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO New York Municipal Income Fund II’s investment objective is to seek to provide current income exempt from federal, New York State and New York City income tax.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Duration positioning contributed to performance, as municipal bond yields decreased.

»	Exposure to the revenue segment contributed to performance, as the segment outperformed the general municipal market.

»	Exposure to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal market.

»	Security selection within the water and sewer sector detracted from performance, as the select holdings underperformed the market.

ANNUAL REPORT	|	DECEMBER 31, 2020	15

Financial Highlights

		Investment Operations		Less Distributions to ARPS(c)			Less Distributions to Common Shareholders(d)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	From Net Investment Income	From Net Realized Capital Gains	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Increase Resulting from Tender of ARPS(c)

PIMCO Municipal Income Fund

12/31/2020	$13.35	$0.74	$(0.07)	$(0.07)	$0.00	$0.60	$(0.65)	$(0.08)	$0.00	$(0.73)	$0.00

12/31/2019	12.36	0.81	1.07	(0.16)	0.00	1.72	(0.72)	(0.01)	0.00	(0.73)	0.00

12/31/2018	12.87	0.89	(0.65)	(0.16)	0.00	0.08	(0.72)	0.00	0.00	(0.72)	0.13

12/31/2017	12.44	0.91	0.36	(0.10)	0.00	1.17	(0.74)	0.00	0.00	(0.74)	0.00

12/31/2016	13.26	0.90	(0.68)	(0.06)	0.00	0.16	(0.98)	0.00	0.00	(0.98)	0.00

PIMCO Municipal Income Fund II

12/31/2020	$12.50	$0.69	$(0.01)	$(0.05)	$0.00	$0.63	$(0.71)	$0.00	$0.00	$(0.71)	$0.00

12/31/2019	11.62	0.77	1.01	(0.12)	0.00	1.66	(0.78)	0.00	0.00	(0.78)	0.00

12/31/2018	12.13	0.81	(0.57)	(0.13)	0.00	0.11	(0.78)	0.00	0.00	(0.78)	0.16

12/31/2017	11.81	0.81	0.37	(0.08)	0.00	1.10	(0.78)	0.00	0.00	(0.78)	0.00

12/31/2016	12.39	0.79	(0.55)	(0.04)	0.00	0.20	(0.78)	0.00	0.00	(0.78)	0.00

PIMCO Municipal Income Fund III

12/31/2020	$11.34	$0.62	$0.01	$(0.05)	$0.00	$0.58	$(0.55)	$(0.01)	$0.00	$(0.56)	$0.00

12/31/2019	10.49	0.72	0.87	(0.12)	0.00	1.47	(0.62)	0.00	0.00	(0.62)	0.00

12/31/2018	11.06	0.76	(0.57)	(0.13)	0.00	0.06	(0.67)	(0.11)	0.00	(0.78)	0.15

12/31/2017	10.67	0.77	0.38	(0.08)	0.00	1.07	(0.68)	0.00	0.00	(0.68)	0.00

12/31/2016	11.13	0.77	(0.44)	(0.04)	0.00	0.29	(0.75)	0.00	0.00	(0.75)	0.00

PIMCO California Municipal Income Fund

12/31/2020	$14.20	$0.74	$0.20	$(0.07)	$0.00	$0.87	$(0.78)	$(0.01)	$0.00	$(0.79)	$0.00

12/31/2019	13.32	0.80	1.16	(0.16)	0.00	1.80	(0.92)	0.00	0.00	(0.92)	0.00

12/31/2018	14.20	0.92	(0.94)	(0.17)	0.00	(0.19)	(0.92)	0.00	0.00	(0.92)	0.23

12/31/2017	13.83	0.97	0.43	(0.11)	0.00	1.29	(0.92)	0.00	0.00	(0.92)	0.00

12/31/2016	14.61	0.95	(0.75)	(0.06)	0.00	0.14	(0.92)	0.00	0.00	(0.92)	0.00

PIMCO California Municipal Income Fund II

12/31/2020	$8.98	$0.41	$0.17	$(0.04)	$0.00	$0.54	$(0.38)	$(0.01)	$0.00	$(0.39)	$0.00

12/31/2019	8.29	0.50	0.87	(0.10)	0.00	1.27	(0.42)	(0.16)	0.00	(0.58)	0.00

12/31/2018	8.69	0.54	(0.57)	(0.11)	0.00	(0.14)	(0.42)	0.00	0.00	(0.42)	0.16

12/31/2017	8.39	0.60	0.34	(0.07)	0.00	0.87	(0.56)	0.00	(0.01)	(0.57)	0.00

12/31/2016	8.95	0.62	(0.53)	(0.04)	0.00	0.05	(0.61)	0.00	0.00	(0.61)	0.00

PIMCO California Municipal Income Fund III

12/31/2020	$10.20	$0.52	$0.09	$(0.05)	$0.00	$0.56	$(0.46)	$(0.01)	$0.00	$(0.47)	$0.00

12/31/2019	9.46	0.56	0.80	(0.11)	0.00	1.25	(0.51)	0.00	0.00	(0.51)	0.00

12/31/2018	9.98	0.64	(0.68)	(0.12)	0.00	(0.16)	(0.54)	0.00	0.00	(0.54)	0.18

12/31/2017	9.67	0.67	0.35	(0.08)	0.00	0.94	(0.63)	0.00	0.00	(0.63)	0.00

12/31/2016	10.31	0.65	(0.53)	(0.04)	0.00	0.08	(0.72)	0.00	0.00	(0.72)	0.00

PIMCO New York Municipal Income Fund

12/31/2020	$12.15	$0.60	$(0.17)	$(0.06)	$0.00	$0.37	$(0.50)	$(0.01)	$0.00	$(0.51)	$0.00

12/31/2019	11.29	0.68	0.96	(0.13)	0.00	1.51	(0.65)	0.00	0.00	(0.65)	0.00

12/31/2018	12.06	0.70	(0.77)	(0.13)	0.00	(0.20)	(0.68)	0.00	0.00	(0.68)	0.11

12/31/2017	11.62	0.69	0.51	(0.08)	0.00	1.12	(0.68)	0.00	0.00	(0.68)	0.00

12/31/2016	12.10	0.70	(0.45)	(0.05)	0.00	0.20	(0.68)	0.00	0.00	(0.68)	0.00

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Common Share			Ratios/Supplemental Data
				Ratios to Average Net Assets Applicable to Common Shareholders
Net Asset Value End of Year(a)	Market Price End of Year	Total Investment Return(a)(e)	Net Assets Applicable to Common Shareholders End of Year (000s)	Expenses(f)(g)	Expenses Excluding Waivers(f)(g)	Expenses Excluding Interest Expense(f)	Expenses Excluding Interest Expense and Waivers(f)	Net Investment Income (Loss)(f)	Portfolio Turnover Rate

$13.22	$13.85	(2.99)%	$343,020	1.59%	1.59%	1.23%	1.23%	5.71%	21%

13.35	15.10	26.76	345,113	1.92	1.92	1.18	1.18	6.20	16

12.36	12.55	2.22	318,313	1.77	1.77	1.23	1.23	7.16	24

12.87	13.00	(4.44)	330,523	1.37	1.37	1.21	1.21	7.16	12

12.44	14.39	(0.71)	318,473	1.25	1.25	1.18	1.18	6.72	16

$12.42	$14.30	(4.81)%	$782,327	1.59%	1.59%	1.11%	1.11%	5.70%	20%

12.50	15.87	25.88	782,682	2.06	2.06	1.06	1.06	6.25	12

11.62	13.31	7.57	723,713	1.93	1.93	1.13	1.13	6.94	23

12.13	13.18	14.85	751,337	1.30	1.30	1.10	1.10	6.74	12

11.81	12.22	3.90	727,513	1.16	1.16	1.08	1.08	6.27	12

$11.36	$11.89	(0.54)%	$376,741	1.64%	1.64%	1.18%	1.18%	5.57%	25%

11.34	12.58	19.03	374,805	2.04	2.04	1.14	1.14	6.48	14

10.49	11.14	3.39	345,557	1.89	1.89	1.19	1.19	7.11	25

11.06	11.58	8.19	363,063	1.39	1.39	1.19	1.19	7.07	14

10.67	11.37	5.33	349,423	1.23	1.23	1.13	1.13	6.80	9

$14.28	$17.98	(4.94)%	$269,561	1.67%	1.67%	1.22%	1.22%	5.28%	15%

14.20	19.86	29.47	267,390	2.09	2.09	1.18	1.18	5.75	16

13.32	16.15	(0.66)	250,306	2.10	2.10	1.23	1.23	6.80	29

14.20	17.28	16.74	266,019	1.60	1.60	1.21	1.21	6.86	13

13.83	15.68	5.96	258,476	1.29	1.29	1.17	1.17	6.49	15

$9.13	$9.03	(5.58)%	$293,591	1.62%	1.62%	1.23%	1.23%	4.68%	19%

8.98	10.00	36.01	288,138	1.99	1.99	1.18	1.18	5.61	16

8.29	7.83	(19.01)	265,245	1.88	1.88	1.29	1.29	6.51	37

8.69	10.17	17.31	277,787	1.49	1.49	1.24	1.24	6.94	14

8.39	9.20	(1.58)	267,645	1.37	1.37	1.22	1.22	6.84	20

$10.29	$10.25	(5.89)%	$230,271	1.68%	1.68%	1.23%	1.23%	5.13%	13%

10.20	11.41	25.66	227,745	2.12	2.12	1.20	1.20	5.59	16

9.46	9.53	(3.49)	210,974	2.13	2.13	1.25	1.25	6.70	21

9.98	10.44	(2.46)	221,976	1.65	1.65	1.23	1.23	6.77	9

9.67	11.34	1.27	214,646	1.33	1.33	1.19	1.19	6.31	15

$12.01	$11.68	(11.51)%	$94,059	1.52%	1.52%	1.23%	1.23%	5.13%	26%

12.15	13.80	24.04	95,010	1.97	1.97	1.19	1.19	5.74	25

11.29	11.70	(2.90)	87,913	1.81	1.81	1.27	1.27	6.11	22

12.06	12.78	13.44	93,564	1.55	1.55	1.30	1.30	5.73	22

11.62	11.91	5.71	89,825	1.36	1.36	1.25	1.25	5.69	10

ANNUAL REPORT	|	DECEMBER 31, 2020	17

Financial Highlights	(Cont.)

		Investment Operations		Less Distributions to ARPS(c)			Less Distributions to Common Shareholders(d)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	From Net Investment Income	From Net Realized Capital Gains	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Increase Resulting from Tender of ARPS(c)

PIMCO New York Municipal Income Fund II

12/31/2020	$11.59	$0.56	$(0.12)	$(0.05)	$0.00	$0.39	$(0.48)	$0.00	$0.00	$(0.48)	$0.00

12/31/2019	10.67	0.63	0.93	(0.13)	0.00	1.43	(0.51)	0.00	0.00	(0.51)	0.00

12/31/2018	11.17	0.71	(0.73)	(0.15)	0.00	(0.17)	(0.57)	0.00	(0.04)	(0.61)	0.28

12/31/2017	10.71	0.72	0.46	(0.10)	0.00	1.08	(0.60)	0.00	(0.02)	(0.62)	0.00

12/31/2016	11.41	0.72	(0.57)	(0.05)	0.00	0.10	(0.76)	0.00	(0.04)	(0.80)	0.00

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Common Share			Ratios/Supplemental Data
				Ratios to Average Net Assets Applicable to Common Shareholders
Net Asset Value End of Year(a)	Market Price End of Year	Total Investment Return(a)(e)	Net Assets Applicable to Common Shareholders End of Year (000s)	Expenses(f)(g)	Expenses Excluding Waivers(f)(g)	Expenses Excluding Interest Expense(f)	Expenses Excluding Interest Expense and Waivers(f)	Net Investment Income (Loss)(f)	Portfolio Turnover Rate

$11.50	$10.87	(5.82)%	$128,709	1.84%	1.84%	1.35%	1.35%	4.97%	22%

11.59	12.07	20.57	129,596	2.16	2.16	1.27	1.27	5.62	17

10.67	10.47	(7.67)	119,014	2.15	2.15	1.40	1.40	6.64	24

11.17	12.00	5.77	124,295	1.63	1.63	1.35	1.35	6.51	16

10.71	11.98	3.28	118,817	1.42	1.42	1.33	1.33	6.22	20

ANNUAL REPORT	|	DECEMBER 31, 2020	19

Financial Highlights	(Cont.)

Ratios/Supplemental Data

	ARPS				VMTP
Selected Per Share Data for the Year Ended^:	Total Amount Outstanding	Asset Coverage per Preferred Share(1)	Involuntary Liquidating Preference per Preferred Share(2)	Average Market Value per ARPS(3)	Total Amount Outstanding	Asset Coverage per Preferred Share(1)	Involuntary Liquidating Preference per Preferred Share(2)	Average Market Value per VMTP(4)

PIMCO Municipal Income Fund
12/31/2020	$166,700,000	$70,133	$25,000	N/A	$23,300,000	$280,530	$100,000	N/A
12/31/2019	166,700,000	70,395	25,000	N/A	23,300,000	281,580	100,000	N/A
12/31/2018	166,700,000	66,868	25,000	N/A	23,300,000	267,440	100,000	N/A
12/31/2017	190,000,000	68,475	25,000	N/A	N/A	N/A	100,000	N/A
12/31/2016	190,000,000	66,896	25,000	N/A	N/A	N/A	100,000	N/A

PIMCO Municipal Income Fund II
12/31/2020	$298,275,000	$78,293	$25,000	N/A	$68,700,000	$313,170	$100,000	N/A
12/31/2019	298,275,000	78,308	25,000	N/A	68,700,000	313,230	100,000	N/A
12/31/2018	298,275,000	74,285	25,000	N/A	68,700,000	297,110	100,000	N/A
12/31/2017	367,000,000	76,136	25,000	N/A	N/A	N/A	100,000	N/A
12/31/2016	367,000,000	74,548	25,000	N/A	N/A	N/A	100,000	N/A

PIMCO Municipal Income Fund III
12/31/2020	$154,700,000	$74,833	$25,000	N/A	$34,300,000	$299,330	$100,000	N/A
12/31/2019	154,700,000	74,565	25,000	N/A	34,300,000	298,260	100,000	N/A
12/31/2018	154,700,000	70,693	25,000	N/A	34,300,000	282,740	100,000	N/A
12/31/2017	189,000,000	73,007	25,000	N/A	N/A	N/A	100,000	N/A
12/31/2016	189,000,000	71,211	25,000	N/A	N/A	N/A	100,000	N/A

PIMCO California Municipal Income Fund
12/31/2020	$120,625,000	$69,948	$25,000	N/A	$29,300,000	$279,790	$100,000	N/A
12/31/2019	120,625,000	69,580	25,000	N/A	29,300,000	278,320	100,000	N/A
12/31/2018	120,625,000	66,725	25,000	N/A	29,300,000	266,870	100,000	N/A
12/31/2017	150,000,000	69,320	25,000	N/A	N/A	N/A	100,000	N/A
12/31/2016	150,000,000	68,070	25,000	N/A	N/A	N/A	100,000	N/A

PIMCO California Municipal Income Fund II
12/31/2020	$128,675,000	$70,035	$25,000	N/A	$34,300,000	$280,140	$100,000	N/A
12/31/2019	128,675,000	69,188	25,000	N/A	34,300,000	276,750	100,000	N/A
12/31/2018	128,675,000	65,675	25,000	N/A	34,300,000	262,670	100,000	N/A
12/31/2017	163,000,000	67,590	25,000	N/A	N/A	N/A	100,000	N/A
12/31/2016	163,000,000	66,042	25,000	N/A	N/A	N/A	100,000	N/A

PIMCO California Municipal Income Fund III
12/31/2020	$97,875,000	$71,063	$25,000	N/A	$27,100,000	$284,250	$100,000	N/A
12/31/2019	97,875,000	70,545	25,000	N/A	27,100,000	282,180	100,000	N/A
12/31/2018	97,875,000	67,188	25,000	N/A	27,100,000	268,720	100,000	N/A
12/31/2017	125,000,000	69,379	25,000	N/A	N/A	N/A	100,000	N/A
12/31/2016	125,000,000	67,922	25,000	N/A	N/A	N/A	100,000	N/A

PIMCO New York Municipal Income Fund
12/31/2020	$41,025,000	$82,318	$25,000	N/A	N/A	N/A	$100,000	N/A
12/31/2019	41,025,000	82,875	25,000	N/A	N/A	N/A	100,000	N/A
12/31/2018	41,025,000	78,545	25,000	N/A	N/A	N/A	100,000	N/A
12/31/2017	47,000,000	74,749	25,000	N/A	N/A	N/A	100,000	N/A
12/31/2016	47,000,000	72,769	25,000	N/A	N/A	N/A	100,000	N/A

PIMCO New York Municipal Income Fund II
12/31/2020	$58,000,000	$65,730	$25,000	N/A	$21,000,000	$262,920	$100,000	N/A
12/31/2019	58,000,000	66,003	25,000	N/A	21,000,000	264,010	100,000	N/A
12/31/2018	58,000,000	62,655	25,000	N/A	21,000,000	250,600	100,000	N/A
12/31/2017	79,000,000	64,320	25,000	N/A	N/A	N/A	100,000	N/A
12/31/2016	79,000,000	62,593	25,000	N/A	N/A	N/A	100,000	N/A

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)	Auction Rate Preferred Shareholders (“ARPS”). See Note 12, Auction Rate Preferred Shares, in the Notes to Financial Statements for more information.
(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(e)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(f)

Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders. The expense ratio and net investment income do not reflect the effects of dividend payments to preferred shareholders.

(g)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions, interest paid to VMTP shareholders and the amortization of debt issuance costs of VMTP Shares. See Note 5, Borrowings and Other Financing Transactions and Note 12, Variable Rate MuniFund Term Preferred Shares in the Notes to Financial Statements for more information.

[1]

“Asset Coverage per Preferred Share” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by ARPS or VMTP, bears to the aggregate of the involuntary liquidation preference of ARPS or VMTP, expressed as a dollar amount per ARPS or VMTP.

[2]

“Involuntary Liquidating Preference” means the amount to which a holder of ARPS or VMTP would be entitled upon the involuntary liquidation of the Fund in preference to the Common Shareholders, expressed as a dollar amount per Preferred Share.

[3]

The ARPS have no readily ascertainable market value. Auctions for the ARPS have failed since February 2008, there is currently no active trading market for the ARPS and the Fund is not able to reliably estimate what their value would be in a third-party market sale. The liquidation value of the ARPS represents its liquidation preference, which approximates fair value of the shares less any accumulated unpaid dividends. See Note 12, Auction-Rate Preferred Shares, in the Notes to Financial Statements for more information.

[4]

The VMTP have no readily ascertainable market value. The liquidation value of the VMTP represents its liquidation preference, which approximates fair value of the shares less any unamortized debt issuance costs. See Note 12, Variable Rate MuniFund Term Preferred Shares, in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	DECEMBER 31, 2020	21

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Municipal Income Fund	PIMCO Municipal Income Fund II	PIMCO Municipal Income Fund III	PIMCO California Municipal Income Fund

Assets:

Investments, at value
Investments in securities*	$583,154	$1,335,872	$641,238	$469,640
Cash	0	1	0	1
Interest and/or dividends receivable	6,374	14,245	6,600	5,206
Other assets	53	1,684	63	110
Total Assets	589,581	1,351,802	647,901	474,957

Liabilities:

Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$54,573	$198,084	$79,817	$53,825
Variable Rate MuniFund Term Preferred Shares at liquidation value **	23,279	68,612	34,261	29,269
Distributions payable to common shareholders	1,400	3,716	1,525	1,227
Distributions payable to auction rate preferred shareholders	5	9	5	4
Accrued management fees	349	729	370	274
Other liabilities	255	50	482	172
Total Liabilities	79,861	271,200	116,460	84,771

Auction Rate Preferred Shares^	166,700	298,275	154,700	120,625

Net Assets Applicable to Common Shareholders	$343,020	$782,327	$376,741	$269,561

Net Assets Applicable to Common Shareholders Consist of:

Par value^^	$0	$1	$0	$0
Paid in capital in excess of par	287,716	658,144	314,377	226,655
Distributable earnings (accumulated loss)	55,304	124,182	62,364	42,906

Net Assets Applicable to Common Shareholders	$343,020	$782,327	$376,741	$269,561

Net Asset Value Per Common Share(a)	$13.22	$12.42	$11.36	$14.28

Common Shares Outstanding	25,941	62,979	33,155	18,873

Auction Rate Preferred Shares Issued and Outstanding	7	12	6	5

Cost of investments in securities	$523,229	$1,205,516	$575,086	$428,270

* Includes repurchase agreements of:	$4,138	$12,751	$13,918	$9,005

** Includes unamortized debt issuance cost of	$21	$88	$39	$31

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 par value and $25,000 liquidation preference per share)
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020

PIMCO California Municipal Income Fund II	PIMCO California Municipal Income Fund III	PIMCO New York Municipal Income Fund	PIMCO New York Municipal Income Fund II

$488,300	$393,767	$158,183	$220,706
0	1	0	1
5,091	4,284	1,690	2,274
27	29	1,011	13
493,418	398,081	160,884	222,994

$35,303	$41,652	$25,361	$14,239
34,261	27,073	0	20,982
1,029	850	329	448
4	3	1	2
299	236	96	142
256	121	13	472
71,152	69,935	25,800	36,285

128,675	97,875	41,025	58,000

$293,591	$230,271	$94,059	$128,709

$0	$0	$0	$0
235,349	195,705	83,024	112,966
58,242	34,566	11,035	15,743

$293,591	$230,271	$94,059	$128,709

$9.13	$10.29	$12.01	$11.50

32,147	22,381	7,829	11,189

5	4	2	2

$427,942	$357,998	$147,194	$200,753

$1,502	$2,766	$2,532	$7,332

$39	$27	$0	$18

ANNUAL REPORT	|	DECEMBER 31, 2020	23

Statements of Operations

Year Ended December 31, 2020
(Amounts in thousands†)	PIMCO Municipal Income Fund	PIMCO Municipal Income Fund II	PIMCO Municipal Income Fund III	PIMCO California Municipal Income Fund

Investment Income:

Interest	$24,456	$55,648	$26,405	$18,303
Total Income	24,456	55,648	26,405	18,303

Expenses:

Management fees	3,712	7,756	3,922	2,920
Trustee fees and related expenses	129	276	136	101
Interest expense	1,195	3,684	1,676	1,180
Auction agent fees and commissions	196	336	188	137
Auction rate preferred shares related expenses	60	59	58	59
Miscellaneous expense	7	16	8	6
Total Expenses	5,299	12,127	5,988	4,403

Net Investment Income (Loss)	19,157	43,521	20,417	13,900

Net Realized Gain (Loss):

Investments in securities	(5,432)	(13,916)	(3,888)	(208)

Net Realized Gain (Loss)	(5,432)	(13,916)	(3,888)	(208)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	3,517	13,133	4,574	3,932

Net Change in Unrealized Appreciation (Depreciation)	3,517	13,133	4,574	3,932

Net Increase (Decrease) in Net Assets Resulting from Operations	$17,242	$42,738	$21,103	$17,624

Distributions on Auction Rate Preferred Shares from Net Investment Income and/or Net Realized Capital Gains	$(1,778)	$(3,174)	$(1,648)	$(1,273)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$15,464	$39,564	$19,455	$16,351

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO California Municipal Income Fund II	PIMCO California Municipal Income Fund III	PIMCO New York Municipal Income Fund	PIMCO New York Municipal Income Fund II

$17,943	$15,312	$6,135	$8,573
17,943	15,312	6,135	8,573

3,162	2,507	1,028	1,509
109	86	33	50
1,114	1,009	269	619
182	115	43	76
60	58	28	59
6	5	2	3
4,633	3,780	1,403	2,316

13,310	11,532	4,732	6,257

(1,385)	(2,176)	(1,589)	(2,871)

(1,385)	(2,176)	(1,589)	(2,871)

6,984	4,267	243	1,669

6,984	4,267	243	1,669

$18,909	$13,623	$3,386	$5,055

$(1,371)	$(1,055)	$(433)	$(614)

$17,538	$12,568	$2,953	$4,441

ANNUAL REPORT	|	DECEMBER 31, 2020	25

Statements of Changes in Net Assets

	PIMCO Municipal Income Fund		PIMCO Municipal Income Fund II

(Amounts in thousands†)	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$19,157	$20,911	$43,521	$47,818
Net realized gain (loss)	(5,432)	1,676	(13,916)	1,880
Net change in unrealized appreciation (depreciation)	3,517	25,905	13,133	60,590

Net Increase (Decrease) in Net Assets Resulting from Operations	17,242	48,492	42,738	110,288
Distributions on auction rate preferred shares from net investment income and/or realized capital gains	(1,778)	(4,213)	(3,174)	(7,503)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	15,464	44,279	39,564	102,785

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(18,851)	(18,732)	(44,475)	(48,728)

Tax basis return of capital	0	0	0	0

Total Distributions to Common Shareholders(a)	(18,851)	(18,732)	(44,475)	(48,728)

Common Share Transactions*:

Issued as reinvestment of distributions	1,294	1,253	4,556	4,912

Total increase (decrease) in net assets applicable to common shareholders	(2,093)	26,800	(355)	58,969

Net Assets Applicable to Common Shareholders:

Beginning of year	345,113	318,313	782,682	723,713
End of year	$343,020	$345,113	$782,327	$782,682

* Common Share Transactions:

Shares issued as reinvestment of distributions	99	91	351	346

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Municipal Income Fund III		PIMCO California Municipal Income Fund		PIMCO California Municipal Income Fund II		PIMCO California Municipal Income Fund III

Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$20,417	$23,716	$13,900	$15,093	$13,310	$15,885	$11,532	$12,415
(3,888)	865	(208)	740	(1,385)	511	(2,176)	701
4,574	27,883	3,932	20,858	6,984	27,547	4,267	17,063

21,103	52,464	17,624	36,691	18,909	43,943	13,623	30,179
(1,648)	(3,891)	(1,273)	(3,033)	(1,371)	(3,253)	(1,055)	(2,463)

19,455	48,573	16,351	33,658	17,538	40,690	12,568	27,716

(18,676)	(20,588)	(14,894)	(17,380)	(12,585)	(18,581)	(10,465)	(11,419)

0	0	0	0	(69)	0	0	0

(18,676)	(20,588)	(14,894)	(17,380)	(12,654)	(18,581)	(10,465)	(11,419)

1,157	1,263	714	806	569	784	423	474

1,936	29,248	2,171	17,084	5,453	22,893	2,526	16,771

374,805	345,557	267,390	250,306	288,138	265,245	227,745	210,974
$376,741	$374,805	$269,561	$267,390	$293,591	$288,138	$230,271	$227,745

105	107	43	46	65	85	42	46

ANNUAL REPORT	|	DECEMBER 31, 2020	27

Statements of Changes in Net Assets	(Cont.)

	PIMCO New York Municipal Income Fund		PIMCO New York Municipal Income Fund II

(Amounts in thousands†)	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,732	$5,332	$6,257	$7,089
Net realized gain (loss)	(1,589)	684	(2,871)	882
Net change in unrealized appreciation (depreciation)	243	6,824	1,669	9,491

Net Increase (Decrease) in Net Assets Resulting from Operations	3,386	12,840	5,055	17,462
Distributions on auction rate preferred shares from net investment income and/or realized capital gains	(433)	(1,035)	(614)	(1,457)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	2,953	11,805	4,441	16,005

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(4,045)	(5,059)	(5,376)	(5,726)

Total Distributions to Common Shareholders(a)	(4,045)	(5,059)	(5,376)	(5,726)

Common Share Transactions*:

Issued as reinvestment of distributions	141	351	48	303

Total increase (decrease) in net assets applicable to common shareholders	(951)	7,097	(887)	10,582

Net Assets Applicable to Common Shareholders:

Beginning of year	95,010	87,913	129,596	119,014
End of year	$94,059	$95,010	$128,709	$129,596

* Common Share Transactions:

Shares issued as reinvestment of distributions	12	27	5	26

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Cash Flows

Year Ended December 31, 2020
(Amounts in thousands†)	PIMCO Municipal Income Fund	PIMCO Municipal Income Fund II	PIMCO Municipal Income Fund III	PIMCO California Municipal Income Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$17,242	$42,738	$21,103	$17,624

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(137,601)	(314,716)	(181,882)	(83,314)
Proceeds from sales of long-term securities	189,310	453,609	243,458	117,154
(Purchases) Proceeds from sales of short-term portfolio investments, net	525	(8,765)	(8,476)	(2,676)
(Increase) decrease in receivable for investments sold	5,604	12,331	4,484	0
(Increase) decrease in interest and/or dividends receivable	619	2,024	781	681
(Increase) decrease in other assets	(3)	(764)	(4)	1
Increase (decrease) in payable for investments purchased	(7,460)	(16,411)	(5,968)	0
Increase (decrease) in accrued management fees	29	60	33	24
Increase (decrease) in other liabilities	(184)	(384)	(125)	(306)
Net Realized (Gain) Loss
Investments in securities	5,432	13,916	3,888	208
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(3,517)	(13,133)	(4,574)	(3,932)
Net amortization (accretion) on investments	(190)	860	(410)	1,318
Amortization of debt issuance cost	(78)	(207)	(109)	(95)

Net Cash Provided by (Used for) Operating Activities	69,728	171,158	72,199	46,687

Cash Flows Received from (Used for) Financing Activities:

Cash distributions paid to common shareholders*	(17,699)	(40,274)	(17,671)	(14,403)
Cash distributions paid to auction rate preferred shareholders	(1,837)	(3,251)	(1,688)	(1,297)
Proceeds from tender option bond transactions	19,675	55,794	30,550	10,237
Payments on tender option bond transactions	(69,963)	(183,703)	(83,529)	(41,343)
Proceeds on Variable Rate MuniFund Term Preferred Shares, Net	95	277	139	119

Net Cash Received from (Used for) Financing Activities	(69,729)	(171,157)	(72,199)	(46,687)

Net Increase (Decrease) in Cash and Foreign Currency	(1)	1	0	0

Cash and Foreign Currency:

Beginning of year	1	0	0	1
End of year	$0	$1	$0	$1

* Reinvestment of distributions to common shareholders	$1,294	$4,556	$1,157	$714

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$1,634	$5,113	$2,210	$1,664

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	|	DECEMBER 31, 2020	29

Statements of Cash Flows	(Cont.)

Year Ended December 31, 2020
(Amounts in thousands†)	PIMCO California Municipal Income Fund II	PIMCO California Municipal Income Fund III	PIMCO New York Municipal Income Fund	PIMCO New York Municipal Income Fund II

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$18,909	$13,623	$3,386	$5,055

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(108,100)	(63,332)	(49,894)	(70,008)
Proceeds from sales of long-term securities	147,111	92,264	69,226	95,037
(Purchases) Proceeds from sales of short-term portfolio investments, net	(577)	(1,455)	(1,186)	(3,524)
(Increase) decrease in receivable for investments sold	0	0	0	0
(Increase) decrease in interest and/or dividends receivable	765	583	308	392
(Increase) decrease in other assets	5	(1)	(200)	5
Increase (decrease) in payable for investments purchased	0	0	0	0
Increase (decrease) in accrued management fees	28	22	7	12
Increase (decrease) in other liabilities	(263)	(324)	(34)	(198)
Net Realized (Gain) Loss
Investments in securities	1,385	2,176	1,589	2,871
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(6,984)	(4,267)	(243)	(1,669)
Net amortization (accretion) on investments	1,131	1,309	633	817
Amortization of debt issuance cost	(109)	(88)	0	(72)

Net Cash Provided by (Used for) Operating Activities	53,301	40,510	23,592	28,718

Cash Flows Received from (Used for) Financing Activities:

Cash distributions paid to common shareholders*	(12,178)	(10,127)	(3,989)	(5,328)

Cash distributions paid to auction rate preferred shareholders	(1,415)	(1,088)	(448)	(629)

Proceeds from tender option bond transactions	13,165	9,683	6,175	7,586

Payments on tender option bond transactions	(53,013)	(39,088)	(25,331)	(30,432)
Proceeds on Variable Rate MuniFund Term Preferred Shares, Net	139	110	0	86

Net Cash Received from (Used for) Financing Activities	(53,302)	(40,510)	(23,593)	(28,717)

Net Increase (Decrease) in Cash and Foreign Currency	(1)	0	(1)	1

Cash and Foreign Currency:

Beginning of year	1	1	1	0
End of year	$0	$1	$0	$1

* Reinvestment of distributions to common shareholders	$569	$423	$141	$48

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$1,573	$1,443	$361	$775

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Municipal Income Fund	December 31, 2020

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 170.0%

MUNICIPAL BONDS & NOTES 168.8%

ALABAMA 7.3%

Alabama Federal Aid Highway Financing Authority Revenue Bonds, Series 2016
5.000% due 09/01/2035 (d)	$3,000	$3,694
5.000% due 09/01/2036 (d)	3,000	3,686

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (c)	15,000	15,160
6.500% due 10/01/2053	750	884

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	500	560
5.250% due 05/01/2044	1,000	1,143

		25,127

ALASKA 0.0%

Alaska Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036 ^(a)	900	45

ARIZONA 3.1%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	1,100	1,129

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2020
5.000% due 07/01/2055	1,100	1,133

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.000% due 01/01/2044	3,500	4,128

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
4.000% due 07/01/2049	2,295	2,633
5.000% due 07/01/2044	1,150	1,441

		10,464

ARKANSAS 1.1%

Arkansas Development Finance Authority Revenue Bonds, (AMBAC Insured), Series 2006
0.000% due 07/01/2036 (b)	5,500	3,855

CALIFORNIA 9.4%

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2053	10,000	11,144

Bay Area Toll Authority, California Revenue Bonds, Series 2014
5.000% due 10/01/2054	3,000	3,531

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	1,780	1,782
6.125% due 06/01/2038	1,000	1,001

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2049	2,000	2,292

California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	975	993

California State General Obligation Bonds, Series 2019
5.000% due 04/01/2045	1,000	1,276

California Statewide Communities Development Authority Revenue Bonds, Series 2011
5.000% due 12/01/2041	1,000	1,044

California Statewide Communities Development Authority Revenue Notes, Series 2011
6.500% due 11/01/2021	95	100

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2030	1,405	1,914

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
4.000% due 05/15/2048	$2,000	$2,386

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.125% due 11/01/2029	1,960	2,509

Morongo Band of Mission Indians, California Revenue Bonds, Series 2018
5.000% due 10/01/2042	500	557

San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	1,600	1,645

		32,174

COLORADO 5.9%

Board of Governors of Colorado State University System Revenue Bonds, Series 2017
4.000% due 03/01/2038 (d)	1,500	1,746

Colorado Health Facilities Authority Revenue Bonds, Series 2018
4.000% due 11/15/2048	10,000	11,382

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	2,000	2,279

Colorado Springs, Colorado Utilities System Revenue Bonds, Series 2020
4.000% due 11/15/2050	2,300	2,787

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043	1,015	1,186

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	500	795

		20,175

CONNECTICUT 3.0%

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
5.000% due 05/01/2035	2,000	2,651

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2011
5.000% due 07/01/2041	5,000	5,116

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 07/01/2042	2,500	2,603

		10,370

DISTRICT OF COLUMBIA 0.4%

Metropolitan Washington Airports Authority Dulles Toll Road, District of Columbia Revenue Bonds, Series 2019
4.000% due 10/01/2049	1,250	1,408

FLORIDA 3.6%

Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	100	103

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2020
4.000% due 08/01/2055	1,650	1,878

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	1,000	1,160
4.000% due 07/01/2046	1,000	1,155

Pasco County, Florida Water & Sewer Revenue Bonds, Series 2014
4.000% due 10/01/2044	1,000	1,120

Pompano Beach, Florida Revenue Bonds, Series 2020
4.000% due 09/01/2050	1,500	1,560

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	1,000	1,220

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

St Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2020
4.000% due 08/01/2055	$1,400	$1,512

Tampa, Florida Revenue Bonds, Series 2016
4.000% due 11/15/2046	2,500	2,784

		12,492

GEORGIA 4.6%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
6.750% due 01/01/2035	1,600	1,020

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
4.125% due 11/01/2045	2,000	2,274

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
5.000% due 05/15/2043	2,000	2,407

Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	9,000	10,126

		15,827

HAWAII 0.5%

City & County Honolulu, Hawaii Wastewater System Revenue Bonds, Series 2018
4.000% due 07/01/2042	1,485	1,747

ILLINOIS 14.6%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2012
5.000% due 12/01/2042	3,000	3,077

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2048	3,000	3,657

Chicago, Illinois General Obligation Bonds, Series 2003
5.500% due 01/01/2034	1,750	1,930

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	2,400	2,625

Chicago, Illinois General Obligation Bonds, Series 2015
5.375% due 01/01/2029	6,700	7,422
5.500% due 01/01/2034	2,300	2,537

Chicago, Illinois Revenue Bonds, Series 2002
5.000% due 01/01/2028	2,000	2,375

Illinois Finance Authority Revenue Bonds, Series 2013
4.000% due 08/15/2042 (d)	3,000	3,118

Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 02/15/2037	945	873

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	2,000	2,221

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2027	9,500	10,834

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM Insured), Series 2010
0.000% due 06/15/2045 (b)	6,500	3,060

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM/CR/NPFGC Insured), Series 2002
0.000% due 12/15/2040 (b)	2,000	1,142

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2012
0.000% due 12/15/2051 (b)	2,500	735

Regional Transportation Authority, Illinois Revenue Bonds, Series 2018
5.000% due 06/01/2038 (d)	3,500	4,364

		49,970

INDIANA 0.5%

Indiana Health & Educational Facilities Financing Authority Revenue Bonds, Series 2006
4.000% due 11/15/2046	1,000	1,135

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	31

Schedule of Investments	PIMCO Municipal Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	$515	$539

		1,674

IOWA 0.9%

Iowa Finance Authority Revenue Bonds, Series 2014
2.000% due 05/15/2056 ^	532	7
5.400% due 11/15/2046 ^	2,663	2,843

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	300	304

		3,154

KANSAS 1.1%

Lenexa, Kansas Tax Allocation Bonds, Series 2007
6.000% due 04/01/2027 ^(a)	737	169

University of Kansas Hospital Authority Revenue Bonds, Series 2015
4.000% due 09/01/2040 (d)	3,085	3,431

		3,600

LOUISIANA 5.2%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
4.000% due 02/01/2045	3,000	3,542

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
4.000% due 05/01/2045 (d)	4,000	4,579

Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	2,000	2,046

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
5.000% due 05/15/2042	3,750	4,462

Louisiana Public Facilities Authority Revenue Bonds, Series 2020
4.000% due 04/01/2050	750	857

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 07/01/2040	1,250	1,568

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.375% due 06/01/2037	850	886

		17,940

MAINE 0.6%

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,000	1,055

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
4.000% due 07/01/2050	1,000	1,156

		2,211

MARYLAND 0.4%

Maryland Economic Development Corp. Revenue Bonds, Series 2020
5.000% due 07/01/2056	500	559

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.250% due 01/01/2041	650	650

		1,209

MASSACHUSETTS 4.5%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	1,000	1,191

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Massachusetts General Obligation Bonds, Series 2019
5.000% due 05/01/2045	$3,000	$3,837

Massachusetts Development Finance Agency Revenue Bonds, Series 2011
0.000% due 11/15/2056 (b)(e)	103	17

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
4.000% due 10/01/2046 (d)	2,300	2,534
5.000% due 01/01/2047	1,000	1,137

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
5.000% due 09/01/2059	3,000	3,637

Massachusetts School Building Authority Revenue Bonds, Series 2012
5.250% due 02/15/2048 (d)	2,500	3,153

		15,506

MICHIGAN 4.8%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	1,525	1,936

Michigan Finance Authority Revenue Bonds, Series 2017
4.000% due 12/01/2036 (d)	3,000	3,475
5.000% due 12/01/2031 (d)	1,200	1,516
5.000% due 12/01/2046 (d)	2,400	2,908

Michigan Finance Authority Revenue Bonds, Series 2019
4.000% due 12/01/2048	2,000	2,293
4.000% due 02/15/2050	1,750	1,995

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2065 (b)	13,400	1,643

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2058 (b)	15,000	658

		16,424

MINNESOTA 0.5%

Rochester, Minnesota Revenue Bonds, Series 2018
4.000% due 11/15/2048	1,500	1,712

MISSOURI 1.2%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2018
4.000% due 11/15/2048	3,000	3,423

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 02/15/2037	510	602

		4,025

NEBRASKA 1.0%

Central Plains Energy Project, Nebraska Revenue Bonds, Series 2017
5.000% due 09/01/2042	2,400	3,518

NEVADA 1.7%

Clark County, Nevada General Obligation Bonds, Series 2018
4.000% due 07/01/2044 (d)	4,200	4,772

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (b)	10,500	1,063

		5,835

NEW JERSEY 13.6%

New Jersey Economic Development Authority Revenue Bonds, Series 2016
5.000% due 06/15/2041	2,500	2,881

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
5.750% due 04/01/2031	$16,550	$17,727

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 07/01/2037	500	514

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.500% due 07/01/2043	2,000	2,221

New Jersey Transportation Trust Fund Authority Revenue Bonds, (AGM Insured), Series 2006
0.000% due 12/15/2034 (b)	1,500	1,130

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2019
5.000% due 06/15/2044	2,000	2,371
5.250% due 06/15/2043	1,000	1,206

New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2037	3,000	3,731

New Jersey Turnpike Authority Revenue Bonds, Series 2019
5.000% due 01/01/2048	1,500	1,865

South Jersey Port Corp., New Jersey Revenue Bonds, Series 2017
5.000% due 01/01/2049	250	289

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2029	1,000	1,294
5.000% due 06/01/2046	6,000	7,008
5.250% due 06/01/2046	3,500	4,267

		46,504

NEW YORK 25.9%

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.250% due 02/15/2047	15,500	15,581

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2019
4.000% due 11/15/2049	4,000	4,509

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2036	3,000	3,126

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2020
5.250% due 11/15/2055	2,000	2,441

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049 ^(a)	1,137	114
6.700% due 01/01/2049	3,150	1,732

New York City, General Obligation Bonds, Series 2018
5.000% due 12/01/2037	750	952

New York City, New York General Obligation Bonds, Series 2018
5.000% due 04/01/2045 (d)	4,800	5,879

New York City, New York General Obligation Bonds, Series 2019
5.000% due 08/01/2039	1,000	1,280

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2020
4.000% due 05/01/2045	1,000	1,190

New York City, New York Water & Sewer System Revenue Bonds, Series 2020
4.000% due 06/15/2050	3,500	4,193

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	10,000	14,546

New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	3,000	4,584

New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	7,500	7,791
5.000% due 11/15/2044	10,000	10,352

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	$1,000	$1,078

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2055	3,000	3,520

New York State Dormitory Authority Revenue Bonds, Series 2017
4.000% due 02/15/2047 (d)	3,000	3,313

New York State Thruway Authority Revenue Bonds, (AGM Insured), Series 2019
4.000% due 01/01/2053	460	541

New York State Thruway Authority Revenue Bonds, Series 2019
4.000% due 01/01/2053	575	670

New York State Urban Development Corp. Revenue Bonds, Series 2020
4.000% due 03/15/2039	1,250	1,507

		88,899

OHIO 7.4%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2017
4.000% due 02/15/2042	1,000	1,149

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (b)	24,000	3,657
5.000% due 06/01/2055	6,900	7,812

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
4.000% due 02/15/2047 (d)	4,000	4,492

Hamilton County, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2042	1,000	1,067

Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2048	5,000	5,505

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2020
5.000% due 12/01/2050	1,250	1,630

		25,312

OKLAHOMA 0.5%

Oklahoma Development Finance Authority Revenue Bonds, Series 2018
5.500% due 08/15/2057	1,500	1,791

OREGON 0.2%

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
4.000% due 08/15/2039	500	595

PENNSYLVANIA 5.8%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2047	2,500	2,518
4.000% due 11/01/2050	1,000	1,002

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 04/01/2050	2,000	2,330

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/15/2049	1,100	1,384

Pennsylvania Turnpike Commission Revenue Bonds, Series 2018
5.000% due 12/01/2043	4,250	5,257

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	1,000	1,052

Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2012
5.625% due 07/01/2036	5,000	5,310
5.625% due 07/01/2042	1,000	1,059

		19,912

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 3.7%

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	$17,255	$5,360
4.750% due 07/01/2053	6,485	7,143

		12,503

RHODE ISLAND 0.7%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	1,205	1,326
5.000% due 06/01/2050	1,000	1,090

		2,416

SOUTH CAROLINA 2.0%

South Carolina Public Service Authority Revenue Bonds, Series 2013
5.125% due 12/01/2043	5,000	5,575
5.500% due 12/01/2053	1,100	1,244

		6,819

TENNESSEE 3.8%

Metropolitan Government Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2020
4.000% due 11/01/2055	1,000	1,009

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2027	5,000	6,074
5.250% due 09/01/2024	5,000	5,807

		12,890

TEXAS 14.5%

Austin, Texas Electric Utility Revenue Bonds, Series 2019
5.000% due 11/15/2044	1,500	1,954

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2018
6.125% due 08/15/2048	1,000	1,158

Dallas, Texas Civic Center Revenue Bonds, (AGC Insured), Series 2009
5.250% due 08/15/2038	1,200	1,204

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	5,500	6,226

Houston, Texas Combined Utility System Revenue Bonds, Series 2019
4.000% due 11/15/2044	5,000	6,040

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2034 (d)	300	350
4.000% due 08/15/2035 (d)	800	932
4.000% due 08/15/2036 (d)	600	697
4.000% due 08/15/2037 (d)	900	1,044
4.000% due 08/15/2040 (d)	900	1,035

North Texas Tollway Authority Revenue Bonds, Series 2011
5.000% due 01/01/2038	2,750	2,750
5.500% due 09/01/2041	600	621

North Texas Tollway Authority Revenue Bonds, Series 2017
4.000% due 01/01/2043	1,500	1,725
5.000% due 01/01/2048	1,250	1,468

San Jacinto College District, Texas General Obligation Bonds, Series 2019
5.000% due 02/15/2044	1,000	1,244

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2016
4.000% due 02/15/2047 (d)	6,400	7,111

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2017
6.750% due 11/15/2047	$500	$558

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2023	3,500	3,981

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	4,935	5,924

Texas State University System Revenue Bonds, Series 2018
4.100% due 03/15/2039 (d)	3,200	3,304

Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	500	512

		49,838

UTAH 3.9%

Salt Lake County, Utah Revenue Bonds, (AMBAC Insured), Series 2001
5.125% due 02/15/2033	7,000	8,120

Utah County, Utah Revenue Bonds, Series 2018
4.000% due 05/15/2041 (d)	4,000	4,682

Utah County, Utah Revenue Bonds, Series 2020
4.000% due 05/15/2043	550	662

		13,464

VIRGINIA 2.8%

Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2018
4.000% due 05/15/2048	1,000	1,159

Virginia Commonwealth Transportation Board Revenue Bonds, Series 2018
4.000% due 05/15/2041 (d)	3,850	4,542

Virginia Small Business Financing Authority Revenue Bonds, Series 2020
4.000% due 12/01/2049	3,400	3,913

		9,614

WASHINGTON 0.7%

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2018
5.000% due 07/01/2058	2,000	2,333

WEST VIRGINIA 0.8%

Monongalia County, West Virginia Commission Special District Revenue Bonds, Series 2017
5.500% due 06/01/2037	1,000	1,066

West Virginia Economic Development Authority Revenue Bonds, Series 2017
4.000% due 06/15/2040 (d)	1,500	1,715

		2,781

WISCONSIN 5.6%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
7.000% due 01/01/2050	2,500	2,282

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
6.375% due 01/01/2048	3,000	2,460
7.000% due 07/01/2048	750	815

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
0.000% due 01/01/2060 (b)	7,500	521

Public Finance Authority, Wisconsin Revenue Notes, Series 2017
6.250% due 08/01/2027	1,000	876

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2050 (b)	10,000	3,564

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	33

Schedule of Investments	PIMCO Municipal Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	$2,500	$2,857

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2042 (d)	2,000	2,289

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 04/01/2044	3,000	3,693

		19,357

OTHER 1.0%

Federal Home Loan Mortgage Corp. Enhanced Receipt, Other Revenue Bonds, Series 2019
3.870% due 11/15/2035 «(e)	2,983	3,526

Total Municipal Bonds & Notes (Cost $519,091)		579,016

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS (f) 1.2%

$4,138

Total Short-Term Instruments (Cost $4,138)	4,138

Total Investments in Securities (Cost $523,229)	583,154

Total Investments 170.0% (Cost $523,229)	$583,154

Auction Rate Preferred Shares (48.6)%	(166,700)

Variable Rate MuniFund Term Preferred Shares, at liquidation value (6.8)%	(23,279)

Other Assets and Liabilities, net (14.6)%	(50,155)

Net Assets Applicable to Common Shareholders 100.0%	$343,020

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Federal Home Loan Mortgage Corp. Enhanced Receipt, Other Revenue Bonds, Series 2019	3.870%	11/15/2035	10/26/2020	$3,469	$3,526	1.03%
Massachusetts Development Finance Agency Revenue Bonds, Series 2011	0.000	11/15/2056	07/20/2007	4	17	0.0

				$3,473	$3,543	1.03%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$4,138	U.S. Treasury Bills 0.000% due 12/30/2021	$(4,221)	$4,138	$4,138

Total Repurchase Agreements						$(4,221)	$4,138	$4,138

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$4,138	$0	$0	$4,138	$(4,221)	$(83)

Total Borrowings and Other Financing Transactions	$4,138	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$25,127	$0	$25,127
Alaska	0	45	0	45
Arizona	0	10,464	0	10,464
Arkansas	0	3,855	0	3,855
California	0	32,174	0	32,174
Colorado	0	20,175	0	20,175
Connecticut	0	10,370	0	10,370
District of Columbia	0	1,408	0	1,408
Florida	0	12,492	0	12,492
Georgia	0	15,827	0	15,827
Hawaii	0	1,747	0	1,747
Illinois	0	49,970	0	49,970
Indiana	0	1,674	0	1,674
Iowa	0	3,154	0	3,154
Kansas	0	3,600	0	3,600
Louisiana	0	17,940	0	17,940
Maine	0	2,211	0	2,211
Maryland	0	1,209	0	1,209
Massachusetts	0	15,506	0	15,506
Michigan	0	16,424	0	16,424
Minnesota	0	1,712	0	1,712
Missouri	0	4,025	0	4,025

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Nebraska	$0	$3,518	$0	$3,518
Nevada	0	5,835	0	5,835
New Jersey	0	46,504	0	46,504
New York	0	88,899	0	88,899
Ohio	0	25,312	0	25,312
Oklahoma	0	1,791	0	1,791
Oregon	0	595	0	595
Pennsylvania	0	19,912	0	19,912
Puerto Rico	0	12,503	0	12,503
Rhode Island	0	2,416	0	2,416
South Carolina	0	6,819	0	6,819
Tennessee	0	12,890	0	12,890
Texas	0	49,838	0	49,838
Utah	0	13,464	0	13,464
Virginia	0	9,614	0	9,614
Washington	0	2,333	0	2,333
West Virginia	0	2,781	0	2,781
Wisconsin	0	19,357	0	19,357
Other	0	0	3,526	3,526
Short-Term Instruments
Repurchase Agreements	0	4,138	0	4,138

Total Investments	$0	$579,628	$3,526	$583,154

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2020:

Category and Subcategory	Beginning Balance at 12/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2020(1)
Investments in Securities, at Value
Municipal Bonds & Notes
Other	$0	$3,478	$(3)	$(5)	$(1)	$57	$0	$0	$3,526	$57

Totals	$0	$3,478	$(3)	$(5)	$(1)	$57	$0	$0	$3,526	$57

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	35

Schedule of Investments	PIMCO Municipal Income Fund	(Cont.)	December 31, 2020

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Municipal Bonds & Notes
Other	$3,526	Proxy Pricing	Base Price	118.214	—

Total	$ 3,526

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Municipal Income Fund II	December 31, 2020

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 170.8%

MUNICIPAL BONDS & NOTES 169.2%

ALABAMA 7.7%

Alabama Federal Aid Highway Financing Authority Revenue Bonds, Series 2016
5.000% due 09/01/2035 (d)	$7,000	$8,620
5.000% due 09/01/2036 (d)	7,000	8,600

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (c)	18,500	18,697
6.500% due 10/01/2053	18,000	21,209

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	1,000	1,120
5.250% due 05/01/2044	2,000	2,286

		60,532

ARIZONA 9.9%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	2,500	2,566

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2020
5.000% due 07/01/2055	2,400	2,472

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.000% due 01/01/2044	7,700	9,082

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
4.000% due 07/01/2049	5,210	5,978
5.000% due 07/01/2044	2,605	3,263

Pinal County, Arizona Electric District No. 3, Revenue Bonds, Series 2011
5.250% due 07/01/2036	1,750	1,794
5.250% due 07/01/2041	3,700	3,793

Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2032	12,430	16,727
5.000% due 12/01/2037	22,400	31,997

		77,672

CALIFORNIA 6.6%

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2048	5,000	5,572

Bay Area Toll Authority, California Revenue Bonds, Series 2014
5.000% due 10/01/2054	2,000	2,354

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (d)	12,500	14,883

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2049	4,000	4,584

California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	2,020	2,057

California State General Obligation Bonds, Series 2019
5.000% due 04/01/2045	4,000	5,103

California Statewide Communities Development Authority Revenue Bonds, Series 2011
5.000% due 12/01/2041	1,000	1,044

California Statewide Communities Development Authority Revenue Notes, Series 2011
6.500% due 11/01/2021	110	116

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
4.000% due 05/15/2048	4,500	5,369

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,750	2,919

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morongo Band of Mission Indians, California Revenue Bonds, Series 2018
5.000% due 10/01/2042	$1,250	$1,391

Newport Beach, California Revenue Bonds, Series 2011
5.875% due 12/01/2030	3,000	3,155

San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	3,300	3,393

		51,940

COLORADO 3.9%

Board of Governors of Colorado State University System Revenue Bonds, Series 2017
4.000% due 03/01/2038 (d)	2,000	2,328

Colorado Health Facilities Authority Revenue Bonds, Series 2018
4.000% due 11/15/2048	2,555	2,908

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 11/15/2038 (d)	7,085	8,436
4.000% due 08/01/2044	4,000	4,559

Colorado Springs, Colorado Utilities System Revenue Bonds, Series 2020
4.000% due 11/15/2050	5,200	6,301

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043	3,250	3,796

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	1,430	2,275

		30,603

CONNECTICUT 1.3%

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
4.000% due 05/01/2036	3,500	4,169

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2011
5.000% due 07/01/2041	1,000	1,023

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2020
4.000% due 07/01/2045	4,450	5,093

		10,285

DISTRICT OF COLUMBIA 0.5%

Metropolitan Washington Airports Authority Dulles Toll Road, District of Columbia Revenue Bonds, Series 2019
4.000% due 10/01/2049	3,500	3,942

FLORIDA 4.6%

Central Florida Expressway Authority Revenue Bonds, Series 2018
5.000% due 07/01/2043	2,865	3,533

Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	100	103

Florida’s Turnpike Enterprise Revenue Bonds, Series 2018
4.000% due 07/01/2048	7,000	8,145

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2020
4.000% due 08/01/2055	3,700	4,212

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2019
4.000% due 10/01/2048	5,000	5,842

Pasco County, Florida Water & Sewer Revenue Bonds, Series 2014
4.000% due 10/01/2044	2,500	2,800

Pompano Beach, Florida Revenue Bonds, Series 2020
4.000% due 09/01/2050	3,500	3,641

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	$1,590	$1,940

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
5.000% due 08/15/2042 (d)	3,000	3,637

St Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2020
4.000% due 08/01/2055	1,600	1,728

		35,581

GEORGIA 5.3%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2044	3,895	4,242

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
6.750% due 01/01/2035	3,750	2,391

Fayette County, Georgia Hospital Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046 (d)	7,000	8,269

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
5.000% due 05/15/2043	3,500	4,212

Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	19,680	22,159

		41,273

ILLINOIS 17.1%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2012
5.000% due 12/01/2042	8,000	8,205

Chicago O’Hare International Airport, Illinois Revenue Bonds, (AGM Insured), Series 2020
4.000% due 01/01/2040	6,765	7,998

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
4.000% due 01/01/2044	4,500	5,126

Chicago Park District, Illinois General Obligation Bonds, Series 2020
4.000% due 01/01/2038	1,435	1,579

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2035	10,000	11,023
5.500% due 01/01/2042	1,250	1,368

Chicago, Illinois General Obligation Bonds, Series 2015
5.375% due 01/01/2029	14,100	15,619
5.500% due 01/01/2034	5,200	5,736

Chicago, Illinois Revenue Bonds, Series 2002
5.000% due 01/01/2029	2,000	2,375

Chicago, Illinois Special Assessment Bonds, Series 2003
6.625% due 12/01/2022	694	695
6.750% due 12/01/2032	5,179	5,188

Illinois Finance Authority Revenue Bonds, Series 2013
4.000% due 08/15/2042 (d)	6,000	6,236

Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 02/15/2037	2,155	1,991

Illinois State General Obligation Bonds, Series 2017
5.000% due 11/01/2029	1,000	1,124

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	2,175	2,416
5.000% due 05/01/2041	1,500	1,693

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	12,590	14,066
5.000% due 11/01/2027	6,140	7,002

Illinois State Toll Highway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2041 (d)	12,500	14,787

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM Insured), Series 2010
0.000% due 06/15/2045 (b)	10,000	4,708

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	37

Schedule of Investments	PIMCO Municipal Income Fund II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM/CR/NPFGC Insured), Series 2002
0.000% due 12/15/2040 (b)	$6,000	$3,425

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2012
0.000% due 12/15/2051 (b)	5,000	1,470

Regional Transportation Authority, Illinois Revenue Bonds, Series 2018
5.000% due 06/01/2038 (d)	8,000	9,975

		133,805

INDIANA 0.2%

Indiana Health & Educational Facilities Financing Authority Revenue Bonds, Series 2006
4.000% due 11/15/2046	1,000	1,135

Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	515	539

		1,674

IOWA 1.6%

Iowa Finance Authority Revenue Bonds, Series 2014
2.000% due 05/15/2056 ^	144	2
5.400% due 11/15/2046 ^	722	770

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	11,350	11,504

		12,276

KANSAS 0.8%

University of Kansas Hospital Authority Revenue Bonds, Series 2015
4.000% due 09/01/2040 (d)	5,500	6,116

		6,116

LOUISIANA 4.0%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
4.000% due 02/01/2045	7,000	8,266

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
4.000% due 05/01/2045 (d)	7,000	8,013

Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	2,000	2,046

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
5.000% due 05/15/2046	5,000	5,905

Louisiana Public Facilities Authority Revenue Bonds, Series 2020
4.000% due 04/01/2050	1,500	1,715

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 10/01/2040	2,800	3,511

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.375% due 06/01/2037	1,900	1,980

		31,436

MAINE 0.7%

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	2,715	2,866

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
4.000% due 07/01/2045	2,000	2,329

		5,195

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MARYLAND 2.7%

Baltimore County, Maryland General Obligation Bonds, Series 2018
4.000% due 03/01/2045 (d)	$8,000	$9,444

Maryland Economic Development Corp. Revenue Bonds, Series 2020
5.000% due 07/01/2056	1,405	1,571

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.250% due 01/01/2041	1,400	1,400

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.000% due 08/15/2041	2,380	2,450

Maryland Stadium Authority Revenue Bonds, Series 2016
5.000% due 05/01/2041	5,000	6,240

		21,105

MASSACHUSETTS 5.8%

Massachusetts Bay Transportation Authority Revenue Bonds, Series 2020
5.000% due 07/01/2050	7,500	9,374

Massachusetts Development Finance Agency Revenue Bonds, Series 2010
7.625% due 10/15/2037 ^(a)	535	241

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
4.000% due 10/01/2046 (d)	5,200	5,729
5.000% due 01/01/2047	2,500	2,841

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
5.000% due 09/01/2059	6,000	7,273

Massachusetts School Building Authority Revenue Bonds, Series 2012
5.250% due 02/15/2048 (d)	7,500	9,459

University of Massachusetts Building Authority, Revenue Bonds, Series 2013
4.000% due 11/01/2043 (d)	10,000	10,691

		45,608

MICHIGAN 5.2%

Michigan Finance Authority Revenue Bonds, Series 2017
4.000% due 12/01/2040 (d)	7,000	8,040
5.000% due 12/01/2031 (d)	2,600	3,285
5.000% due 12/01/2046 (d)	5,100	6,180

Michigan Finance Authority Revenue Bonds, Series 2019
4.000% due 12/01/2048	4,000	4,587
4.000% due 02/15/2050	3,500	3,989

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2065 (b)	30,430	3,732
4.800% due 09/01/2040	185	191
5.000% due 09/01/2050	300	310

Michigan Finance Authority Revenue Notes, Series 2020
4.300% due 09/01/2030	120	124

Michigan State University Revenue Bonds, Series 2019
4.000% due 02/15/2044	5,000	5,855

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2058 (b)	25,000	1,097

Michigan Trunk Line State Revenue Bonds, Series 2020
4.000% due 11/15/2045	3,000	3,624

		41,014

MINNESOTA 0.6%

Rochester, Minnesota Revenue Bonds, Series 2018
4.000% due 11/15/2048	3,750	4,279

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSISSIPPI 0.0%

Mississippi Development Bank Revenue Bonds, (AMBAC Insured), Series 1999
5.000% due 07/01/2024	$40	$40

MISSOURI 1.6%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 02/15/2039	600	704
5.000% due 02/15/2035	500	638

Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 11/15/2044	10,000	10,928

		12,270

NEVADA 1.7%

Clark County, Nevada General Obligation Bonds, Series 2018
4.000% due 07/01/2044 (d)	9,500	10,794

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (b)	24,000	2,429

		13,223

NEW JERSEY 8.7%

New Jersey Economic Development Authority Revenue Bonds, Series 2016
5.000% due 06/15/2041	5,000	5,762

New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
5.750% due 10/01/2021	920	932

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 07/01/2037	1,500	1,543

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.500% due 07/01/2043	4,000	4,441

New Jersey Transportation Trust Fund Authority Revenue Bonds, (AGM Insured), Series 2006
0.000% due 12/15/2034 (b)	2,500	1,882

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2018
5.000% due 12/15/2036	1,500	1,817

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2019
5.000% due 06/15/2044	3,500	4,149
5.250% due 06/15/2043	4,000	4,825

New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2037	6,000	7,462

New Jersey Turnpike Authority Revenue Bonds, Series 2019
5.000% due 01/01/2048	1,500	1,865

South Jersey Port Corp., New Jersey Revenue Bonds, Series 2017
5.000% due 01/01/2049	1,010	1,169

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2046	15,500	18,104
5.250% due 06/01/2046	8,200	9,996

		63,947

NEW YORK 21.0%

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.250% due 02/15/2047	33,500	33,674

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2019
4.000% due 11/15/2049	7,000	7,891

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2036	3,880	4,044

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
4.000% due 11/15/2042	$10,000	$10,869

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049 ^(a)	298	30
6.700% due 01/01/2049	825	454

New York City, General Obligation Bonds, Series 2018
5.000% due 12/01/2037	2,250	2,856

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2020
4.000% due 05/01/2045	2,000	2,380

New York City, New York Water & Sewer System Revenue Bonds, Series 2020
4.000% due 06/15/2050	7,500	8,985

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035 (d)	6,505	9,462

New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	10,000	10,388
5.750% due 11/15/2051	44,000	45,896

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	4,250	4,582

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2055	6,900	8,096

New York State Dormitory Authority Revenue Bonds, Series 2017
4.000% due 02/15/2047 (d)	8,000	8,834

New York State Thruway Authority Revenue Bonds, (AGM Insured), Series 2019
4.000% due 01/01/2053	1,040	1,222

New York State Thruway Authority Revenue Bonds, Series 2019
4.000% due 01/01/2053	1,305	1,522

New York State Urban Development Corp. Revenue Bonds, Series 2020
4.000% due 03/15/2039	2,500	3,013

		164,198

NORTH CAROLINA 0.5%

North Carolina Turnpike Authority Revenue Bonds, Series 2018
4.000% due 01/01/2039	3,000	3,513

NORTH DAKOTA 0.5%

Stark County, North Dakota Revenue Bonds, Series 2007
6.750% due 01/01/2033	3,710	3,719

OHIO 11.1%

Akron Bath Copley Joint Township Hospital District, Ohio Revenue Bonds, Series 2020
4.000% due 11/15/2038	1,500	1,726

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.250% due 06/01/2037	15,000	16,278

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (b)	54,000	8,228
5.000% due 06/01/2055	15,000	16,982

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
4.000% due 02/15/2047 (d)	20,580	23,109

Hamilton County, Ohio Sales Tax Revenue Bonds, Series 2011
5.000% due 12/01/2030	3,900	4,038

Ohio State Revenue Bonds, Series 2019
4.000% due 01/01/2040	1,500	1,781

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2048	$10,000	$11,011

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2020
5.000% due 12/01/2050	2,500	3,259

		86,412

OKLAHOMA 0.8%

Oklahoma Development Finance Authority Revenue Bonds, Series 2018
5.500% due 08/15/2057	2,000	2,388

Oklahoma Water Resources Board Revenue Bonds, Series 2020
4.000% due 10/01/2049	3,250	3,912

		6,300

OREGON 0.2%

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
4.000% due 08/15/2050	1,500	1,735

PENNSYLVANIA 5.0%

Berks County, Pennsylvania Municipal Authority Revenue Bonds, Series 2012
5.000% due 11/01/2044	7,500	7,643

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 04/01/2050	2,000	2,330

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2018
4.000% due 02/15/2043	4,800	5,515

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/15/2049	2,500	3,145

Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2043	10,000	11,312

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	1,000	1,052

Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2012
5.625% due 07/01/2036	1,000	1,062
5.625% due 07/01/2042	7,000	7,410

		39,469

PUERTO RICO 3.5%

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	32,797	10,188
0.000% due 07/01/2051 (b)	7,070	1,583
4.750% due 07/01/2053	9,735	10,723

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	4,470	4,926

		27,420

RHODE ISLAND 4.2%

Narragansett Bay Commission, Rhode Island Revenue Bonds, Series 2013
4.000% due 09/01/2043 (d)	12,000	12,766

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2050	18,450	20,118

		32,884

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH CAROLINA 1.4%

South Carolina Public Service Authority Revenue Bonds, Series 2013
5.500% due 12/01/2053	$10,000	$11,309

TENNESSEE 1.9%

Metropolitan Government Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2020
4.000% due 11/01/2055	2,000	2,019

Metropolitan Nashville Airport Authority, Tennessee Revenue Bonds, Series 2019
4.000% due 07/01/2049	2,000	2,315

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2023	3,000	3,268
5.000% due 02/01/2027	6,000	7,289

		14,891

TEXAS 16.5%

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2018
6.125% due 08/15/2048	1,750	2,026

Dallas, Texas Civic Center Revenue Bonds, (AGC Insured), Series 2009
5.250% due 08/15/2038	2,500	2,508

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	21,000	23,770

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2018
5.000% due 10/01/2048 (d)	7,500	9,346

Houston Community College System, Texas General Obligation Bonds, Series 2013
4.000% due 02/15/2043 (d)	10,000	10,477

Lower Colorado River Authority, Texas Revenue Bonds, Series 2019
4.000% due 05/15/2049	2,500	2,844

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2034 (d)	700	818
4.000% due 08/15/2035 (d)	1,400	1,632
4.000% due 08/15/2036 (d)	1,330	1,546
4.000% due 08/15/2037 (d)	1,620	1,878
4.000% due 08/15/2040 (d)	1,800	2,070

North Texas Tollway Authority Revenue Bonds, Series 2011
5.000% due 01/01/2038	5,750	5,750
5.500% due 09/01/2041	1,300	1,345

North Texas Tollway Authority Revenue Bonds, Series 2017
4.000% due 01/01/2043	3,590	4,127
5.000% due 01/01/2048	3,500	4,110

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	1,000	1,198

San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
4.000% due 09/15/2042 (d)	10,000	10,353

San Jacinto College District, Texas General Obligation Bonds, Series 2019
5.000% due 02/15/2044	1,010	1,257

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2016
4.000% due 02/15/2047 (d)	13,600	15,111

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2017
6.750% due 11/15/2047	1,000	1,115

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	14,720	17,670

Texas State University System Revenue Bonds, Series 2018
4.100% due 03/15/2039 (d)	6,800	7,021

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	39

Schedule of Investments	PIMCO Municipal Income Fund II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	$1,000	$1,025

		128,997

UTAH 0.7%

Utah County, Utah Revenue Bonds, Series 2018
4.000% due 05/15/2041 (d)	3,000	3,512

Utah County, Utah Revenue Bonds, Series 2020
4.000% due 05/15/2043	1,650	1,985

		5,497

VIRGINIA 4.2%

Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2018
4.000% due 05/15/2048	1,000	1,159

James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
2.000% due 10/01/2048 ^(a)	412	36
6.000% due 06/01/2043	1,232	1,285

University of Virginia Revenue Bonds, Series 2018
4.000% due 08/01/2048 (d)	10,000	11,636

Virginia Commonwealth Transportation Board Revenue Bonds, Series 2018
4.000% due 05/15/2041 (d)	8,200	9,674

Virginia Small Business Financing Authority Revenue Bonds, Series 2020
4.000% due 12/01/2049	7,800	8,977

		32,767

WASHINGTON 0.7%

Snohomish County, Washington Housing Authority Revenue Bonds, Series 2019
4.000% due 04/01/2044	2,000	2,236

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2018
5.000% due 07/01/2058	$2,750	$3,208

		5,444

WEST VIRGINIA 1.0%

Monongalia County, West Virginia Commission Special District Revenue Bonds, Series 2017
5.500% due 06/01/2037	2,000	2,132

West Virginia Economic Development Authority Revenue Bonds, Series 2017
4.000% due 06/15/2040 (d)	2,000	2,286

West Virginia State General Obligation Bonds, Series 2019
5.000% due 12/01/2041	2,500	3,238

		7,656

WISCONSIN 5.0%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
7.000% due 01/01/2050	4,500	4,108

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
6.375% due 01/01/2048	4,000	3,280
7.000% due 07/01/2048	1,000	1,086

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
0.000% due 01/01/2060 (b)	15,000	1,041

Public Finance Authority, Wisconsin Revenue Notes, Series 2017
6.250% due 08/01/2027	1,000	877

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2050 (b)	21,000	7,484

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	$15,585	$17,808

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2042 (d)	3,000	3,433

		39,117

OTHER 0.5%

Federal Home Loan Mortgage Corp. Enhanced Receipt, Other Revenue Bonds, Series 2019
3.870% due 11/15/2035 «(e)	6,749	7,977

Total Municipal Bonds & Notes (Cost $1,192,765)		1,323,121

SHORT-TERM INSTRUMENTS 1.6%

REPURCHASE AGREEMENTS (f) 1.6%
		12,751

Total Short-Term Instruments (Cost $12,751)		12,751

Total Investments in Securities (Cost $1,205,516)		1,335,872

Total Investments 170.8% (Cost $1,205,516)		$1,335,872

Auction Rate Preferred Shares (38.1)%		(298,275)

Variable Rate MuniFund Term Preferred Shares, at liquidation value (8.8)%		(68,612)

Other Assets and Liabilities, net (23.9)%		(186,658)

Net Assets Applicable to Common Shareholders 100.0%		$782,327

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Federal Home Loan Mortgage Corp. Enhanced Receipt, Other Revenue Bonds, Series 2019	3.870%	11/15/2035	10/26/2020	$ 7,849	$7,977	1.02%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$12,751	U.S. Treasury Bills 0.000% due 12/30/2021	$(13,006)	$12,751	$12,751

Total Repurchase Agreements						$(13,006)	$12,751	$12,751

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$12,751	$0	$0	$12,751	$(13,006)	$(255)

Total Borrowings and Other Financing Transactions	$12,751	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$60,532	$0	$60,532
Arizona	0	77,672	0	77,672
California	0	51,940	0	51,940
Colorado	0	30,603	0	30,603
Connecticut	0	10,285	0	10,285
District of Columbia	0	3,942	0	3,942
Florida	0	35,581	0	35,581
Georgia	0	41,273	0	41,273
Illinois	0	133,805	0	133,805
Indiana	0	1,674	0	1,674
Iowa	0	12,276	0	12,276
Kansas	0	6,116	0	6,116
Louisiana	0	31,436	0	31,436
Maine	0	5,195	0	5,195
Maryland	0	21,105	0	21,105
Massachusetts	0	45,608	0	45,608
Michigan	0	41,014	0	41,014
Minnesota	0	4,279	0	4,279
Mississippi	0	40	0	40
Missouri	0	12,270	0	12,270
Nevada	0	13,223	0	13,223

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
New Jersey	$0	$63,947	$0	$63,947
New York	0	164,198	0	164,198
North Carolina	0	3,513	0	3,513
North Dakota	0	3,719	0	3,719
Ohio	0	86,412	0	86,412
Oklahoma	0	6,300	0	6,300
Oregon	0	1,735	0	1,735
Pennsylvania	0	39,469	0	39,469
Puerto Rico	0	27,420	0	27,420
Rhode Island	0	32,884	0	32,884
South Carolina	0	11,309	0	11,309
Tennessee	0	14,891	0	14,891
Texas	0	128,997	0	128,997
Utah	0	5,497	0	5,497
Virginia	0	32,767	0	32,767
Washington	0	5,444	0	5,444
West Virginia	0	7,656	0	7,656
Wisconsin	0	39,117	0	39,117
Other	0	0	7,977	7,977
Short-Term Instruments
Repurchase Agreements	0	12,751	0	12,751

Total Investments	$0	$1,327,895	$7,977	$1,335,872

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2020:

Category and Subcategory	Beginning Balance at 12/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2020(1)
Investments in Securities, at Value
Municipal Bonds & Notes
Other	$0	$7,867	$(6)	$(11)	$(1)	$128	$0	$0	$7,977	$128

Totals	$0	$7,867	$(6)	$(11)	$(1)	$128	$0	$0	$7,977	$128

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	41

Schedule of Investments	PIMCO Municipal Income Fund II	(Cont.)	December 31, 2020

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Municipal Bonds & Notes
Other	$7,977	Proxy Pricing	Base Price	118.214	—

Total	$7,977

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Municipal Income Fund III	December 31, 2020

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 170.2%

MUNICIPAL BONDS & NOTES 166.5%

ALABAMA 7.9%

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (c)	$19,000	$19,202
6.500% due 10/01/2053	7,500	8,837

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	500	561
5.250% due 05/01/2044	1,000	1,143

		29,743

ARIZONA 7.4%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	1,200	1,231

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2020
5.000% due 07/01/2055	1,200	1,236

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.000% due 01/01/2044	3,800	4,482

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
4.000% due 07/01/2049	2,495	2,863
5.000% due 07/01/2044	1,245	1,560

Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2037	11,600	16,570

		27,942

CALIFORNIA 9.7%

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2053	12,000	13,373

California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	2,015	2,267

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2049	2,000	2,292

California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	1,015	1,034

California State General Obligation Bonds, Series 2019
5.000% due 04/01/2045	3,000	3,827

California Statewide Communities Development Authority Revenue Bonds, Series 2011
5.000% due 12/01/2041	3,000	3,133

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
4.000% due 05/15/2048	2,000	2,386

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	2,000	3,336

Morongo Band of Mission Indians, California Revenue Bonds, Series 2018
5.000% due 10/01/2042	750	835

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	2,250	2,509

San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	1,600	1,645

		36,637

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COLORADO 3.6%

Board of Governors of Colorado State University System Revenue Bonds, Series 2017
4.000% due 03/01/2038 (d)	$1,500	$1,746

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 11/15/2038 (d)	3,500	4,168
4.000% due 08/01/2044	2,000	2,279

Colorado Springs, Colorado Utilities System Revenue Bonds, Series 2020
4.000% due 11/15/2050	2,500	3,030

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043	1,250	1,460

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	500	795

		13,478

CONNECTICUT 1.7%

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
5.000% due 05/01/2037	2,000	2,629

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2020
4.000% due 07/01/2045	3,300	3,777

		6,406

DISTRICT OF COLUMBIA 0.9%

District of Columbia General Obligation Bonds, Series 2019
5.000% due 10/15/2044	650	835

District of Columbia Water & Sewer Authority Revenue Bonds, Series 2019
5.000% due 10/01/2044	500	651

Metropolitan Washington Airports Authority Dulles Toll Road, District of Columbia Revenue Bonds, Series 2019
4.000% due 10/01/2049	1,750	1,971

		3,457

FLORIDA 9.0%

Cape Coral, Florida Water & Sewer Revenue Bonds, (AGM Insured), Series 2011
5.000% due 10/01/2041	3,000	3,107

Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	100	103

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2010
9.467% due 10/01/2039 (e)	5,000	5,027

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2020
4.000% due 08/01/2055	1,800	2,049

Miami-Dade County, Florida Educational Facilities Authority Revenue Bonds, Series 2018
4.000% due 04/01/2053	4,000	4,338

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	1,000	1,160

North Miami Beach, Florida Water Revenue Bonds, Series 2020
5.000% due 08/01/2044	3,000	3,895

Pasco County, Florida Water & Sewer Revenue Bonds, Series 2014
4.000% due 10/01/2044	1,500	1,680

Pompano Beach, Florida Revenue Bonds, Series 2020
4.000% due 09/01/2050	1,750	1,821

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	1,000	1,220

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
4.000% due 08/15/2047 (d)	$3,750	$4,192

St Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2020
4.000% due 08/01/2055	3,500	3,779

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2049 (b)	2,600	936
0.000% due 09/01/2053 (b)	2,600	777

		34,084

GEORGIA 4.9%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
6.750% due 01/01/2035	1,750	1,116

Fayette County, Georgia Hospital Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046 (d)	3,000	3,544

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
5.000% due 05/15/2043	2,000	2,407

Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	10,000	11,253

		18,320

ILLINOIS 16.8%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2012
5.000% due 12/01/2042	4,000	4,102

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2048	3,500	4,266

Chicago Park District, Illinois General Obligation Bonds, Series 2020
4.000% due 01/01/2036	1,300	1,439

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2035	400	441
5.500% due 01/01/2042	1,000	1,094

Chicago, Illinois General Obligation Bonds, Series 2015
5.375% due 01/01/2029	7,200	7,975
5.500% due 01/01/2034	2,665	2,940

Chicago, Illinois General Obligation Bonds, Series 2017
6.000% due 01/01/2038	3,000	3,515

Chicago, Illinois Revenue Bonds, Series 2002
5.000% due 01/01/2027	1,750	2,078

Chicago, Illinois Waterworks Revenue Bonds, Series 2012
4.000% due 11/01/2037	3,750	3,882

Illinois Finance Authority Revenue Bonds, Series 2013
4.000% due 08/15/2042 (d)	3,000	3,118

Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 02/15/2037	1,030	951

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	2,000	2,222
5.000% due 05/01/2041	1,500	1,693

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	1,150	1,285
5.000% due 11/01/2027	7,000	7,983

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM Insured), Series 2010
0.000% due 06/15/2045 (b)	6,500	3,060

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM/CR/NPFGC Insured), Series 2002
0.000% due 12/15/2040 (b)	2,000	1,142

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2012
0.000% due 12/15/2051 (b)	2,500	735

Regional Transportation Authority, Illinois Revenue Bonds, Series 2018
5.000% due 06/01/2038 (d)	3,900	4,863

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	43

Schedule of Investments	PIMCO Municipal Income Fund III	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2029	$3,500	$4,428

		63,212

INDIANA 1.0%

Indiana Health & Educational Facilities Financing Authority Revenue Bonds, Series 2006
4.000% due 11/15/2046	2,500	2,837

Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	755	791

		3,628

IOWA 0.2%

Iowa Finance Authority Revenue Bonds, Series 2014
2.000% due 05/15/2056 ^	76	1
5.400% due 11/15/2046 ^	379	404

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	350	355

		760

KANSAS 0.6%

University of Kansas Hospital Authority Revenue Bonds, Series 2015
4.000% due 09/01/2040 (d)	2,000	2,224

		2,224

LOUISIANA 4.9%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
4.000% due 02/01/2045	3,100	3,660

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
4.000% due 05/01/2045 (d)	4,000	4,579

Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	2,000	2,046

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
5.000% due 05/15/2042	4,000	4,760

Louisiana Public Facilities Authority Revenue Bonds, Series 2020
4.000% due 04/01/2050	750	857

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 07/01/2040	1,350	1,693

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.375% due 06/01/2037	950	990

		18,585

MAINE 0.7%

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,500	1,583

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
4.000% due 07/01/2050	1,000	1,156

		2,739

MARYLAND 1.7%

Baltimore County, Maryland General Obligation Bonds, Series 2018
4.000% due 03/01/2045 (d)	3,600	4,250

Maryland Economic Development Corp. Revenue Bonds, Series 2020
5.000% due 07/01/2056	500	559

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.250% due 01/01/2041	$700	$700

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2011
6.000% due 07/01/2041	1,000	1,028

		6,537

MASSACHUSETTS 8.5%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	1,000	1,191

Commonwealth of Massachusetts General Obligation Bonds, Series 2019
5.000% due 05/01/2046	3,000	3,827

Massachusetts Bay Transportation Authority Revenue Bonds, Series 2020
5.000% due 07/01/2050	1,500	1,875

Massachusetts Development Finance Agency Revenue Bonds, Series 2010
7.625% due 10/15/2037 ^(a)	275	124

Massachusetts Development Finance Agency Revenue Bonds, Series 2011
0.000% due 11/15/2056 (b)(f)	140	23

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
4.000% due 10/01/2046 (d)	2,500	2,754
5.000% due 01/01/2047	1,000	1,136

Massachusetts Housing Finance Agency Revenue Bonds, Series 2003
5.125% due 06/01/2043	525	526

Massachusetts School Building Authority Revenue Bonds, Series 2012
5.250% due 02/15/2048 (d)	3,000	3,784

University of Massachusetts Building Authority, Revenue Bonds, Series 2013
4.000% due 11/01/2043 (d)	15,745	16,833

		32,073

MICHIGAN 5.3%

Michigan Finance Authority Revenue Bonds, Series 2017
4.000% due 12/01/2036 (d)	3,000	3,475
4.000% due 12/01/2040 (d)	500	574
5.000% due 12/01/2031 (d)	1,200	1,516
5.000% due 12/01/2046 (d)	2,500	3,029

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2065 (b)	14,605	1,791

Michigan State University Revenue Bonds, Series 2019
4.000% due 02/15/2044	2,500	2,928

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2058 (b)	12,500	548

Michigan Trunk Line State Revenue Bonds, Series 2020
4.000% due 11/15/2045	5,000	6,040

		19,901

MINNESOTA 0.5%

Rochester, Minnesota Revenue Bonds, Series 2018
4.000% due 11/15/2048	1,750	1,997

MISSOURI 0.2%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
5.000% due 02/15/2036	425	541

Jennings, Missouri Revenue Bonds, Series 2006
5.000% due 11/01/2023	170	161

		702

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEBRASKA 2.1%

Central Plains Energy Project, Nebraska Revenue Bonds, Series 2017
5.000% due 09/01/2042	$5,500	$8,063

NEVADA 1.7%

Clark County, Nevada General Obligation Bonds, Series 2018
4.000% due 07/01/2044 (d)	4,545	5,164

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (b)	11,000	1,113

		6,277

NEW JERSEY 8.1%

New Jersey Economic Development Authority Revenue Bonds, Series 2016
5.000% due 06/15/2041	5,000	5,762

New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
6.500% due 04/01/2028	4,500	4,967

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.500% due 07/01/2043	2,000	2,220

New Jersey Transportation Trust Fund Authority Revenue Bonds, (AGM Insured), Series 2006
0.000% due 12/15/2034 (b)	3,200	2,409

South Jersey Port Corp., New Jersey Revenue Bonds, Series 2017
5.000% due 01/01/2049	900	1,042

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2029	1,200	1,553
5.000% due 06/01/2046	7,000	8,176
5.250% due 06/01/2046	3,500	4,267

		30,396

NEW YORK 15.8%

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	5,000	5,030

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2019
4.000% due 11/15/2049	2,120	2,390

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2036	3,000	3,127

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
4.000% due 11/15/2042	5,500	5,978

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049 ^(a)	311	31
6.700% due 01/01/2049	863	474

New York City, New York Water & Sewer System Revenue Bonds, Series 2020
4.000% due 06/15/2050	4,000	4,792

New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	1,700	2,598

New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 11/15/2044	11,000	11,387

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	1,000	1,078

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2055	3,500	4,107

New York State Dormitory Authority Revenue Bonds, Series 2017
4.000% due 02/15/2047 (d)	1,000	1,104

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Thruway Authority Revenue Bonds, (AGM Insured), Series 2019
4.000% due 01/01/2053	$500	$588

New York State Thruway Authority Revenue Bonds, Series 2019
4.000% due 01/01/2041	5,500	6,514
4.000% due 01/01/2053	620	723

New York State Urban Development Corp. Revenue Bonds, Series 2017
4.000% due 03/15/2046 (d)	7,000	7,930

New York State Urban Development Corp. Revenue Bonds, Series 2020
4.000% due 03/15/2039	1,250	1,507

		59,358

NORTH CAROLINA 2.4%

New Hanover County, North Carolina Revenue Bonds, Series 2011
5.000% due 10/01/2028	6,000	6,176

University of North Carolina Hospitals at Chapel Hill Revenue Bonds, Series 2016
4.000% due 02/01/2046	2,500	2,776

		8,952

OHIO 10.0%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2017
4.000% due 02/15/2042	1,000	1,149

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.250% due 06/01/2037	5,000	5,426

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (b)	26,000	3,962
5.000% due 06/01/2055	7,000	7,925

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
4.000% due 02/15/2047 (d)	9,310	10,454

Hamilton County, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2042	1,500	1,601

Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2048	5,000	5,505

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2020
5.000% due 12/01/2050	1,250	1,630

		37,652

OKLAHOMA 1.0%

Oklahoma Development Finance Authority Revenue Bonds, Series 2018
5.500% due 08/15/2057	1,600	1,911

Oklahoma Water Resources Board Revenue Bonds, Series 2020
4.000% due 10/01/2049	1,500	1,805

		3,716

OREGON 0.2%

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
4.000% due 08/15/2039	500	595

PENNSYLVANIA 5.8%

Berks County, Pennsylvania Municipal Authority Revenue Bonds, Series 2012
5.000% due 11/01/2044	6,600	6,726

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 04/01/2050	1,000	1,165

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/15/2049	$1,350	$1,698

Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2043	5,000	5,657

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	1,000	1,052

Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2012
5.625% due 07/01/2042	1,645	1,741

Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2019
5.000% due 11/01/2054	3,100	3,908

		21,947

PUERTO RICO 3.5%

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	17,624	5,475
4.750% due 07/01/2053	6,992	7,701

		13,176

SOUTH CAROLINA 2.0%

South Carolina Public Service Authority Revenue Bonds, Series 2013
5.125% due 12/01/2043	5,000	5,575
5.500% due 12/01/2053	1,750	1,979

		7,554

TENNESSEE 0.6%

Metropolitan Government Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2020
4.000% due 11/01/2055	1,000	1,009

Metropolitan Nashville Airport Authority, Tennessee Revenue Bonds, Series 2019
4.000% due 07/01/2049	1,000	1,158

		2,167

TEXAS 12.7%

Austin, Texas Electric Utility Revenue Bonds, Series 2019
5.000% due 11/15/2044	1,585	2,064

Bexar County Texas Hospital District, General Obligation Bonds, Series 2018
4.000% due 02/15/2043	2,500	2,876

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2018
6.125% due 08/15/2048	1,000	1,158

Dallas, Texas Civic Center Revenue Bonds, (AGC Insured), Series 2009
5.250% due 08/15/2038	1,300	1,305

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	4,500	5,094

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2018
5.000% due 10/01/2048 (d)	4,000	4,984

Houston Community College System, Texas General Obligation Bonds, Series 2013
4.000% due 02/15/2043 (d)	5,000	5,238

Houston, Texas Combined Utility System Revenue Bonds, Series 2019
4.000% due 11/15/2044	1,500	1,812

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2034 (d)	300	350
4.000% due 08/15/2035 (d)	800	932

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 08/15/2036 (d)	$600	$697
4.000% due 08/15/2037 (d)	900	1,044
4.000% due 08/15/2040 (d)	900	1,035

North Texas Tollway Authority Revenue Bonds, Series 2011
5.000% due 01/01/2038	3,000	3,000
5.500% due 09/01/2041	600	621

North Texas Tollway Authority Revenue Bonds, Series 2017
4.000% due 01/01/2043	1,500	1,725
5.000% due 01/01/2048	1,250	1,468

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2017
6.750% due 11/15/2047	500	558

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2026	150	189

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	7,295	8,757

University of North Texas System Revenue Bonds, Series 2018
4.000% due 04/15/2050	2,200	2,516

Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	500	512

		47,935

UTAH 1.1%

Utah County, Utah Revenue Bonds, Series 2018
4.000% due 05/15/2041 (d)	3,000	3,512

Utah County, Utah Revenue Bonds, Series 2020
4.000% due 05/15/2043	550	661

		4,173

VIRGINIA 4.4%

Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2018
4.000% due 05/15/2048	1,000	1,159

James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
2.000% due 10/01/2048 ^(a)	201	18
6.000% due 06/01/2043	601	627

University of Virginia Revenue Bonds, Series 2018
4.000% due 08/01/2048 (d)	5,000	5,818

Virginia Commonwealth Transportation Board Revenue Bonds, Series 2018
4.000% due 05/15/2041 (d)	4,000	4,719

Virginia Small Business Financing Authority Revenue Bonds, Series 2020
4.000% due 12/01/2049	3,800	4,373

		16,714

WASHINGTON 2.1%

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2018
4.000% due 01/01/2046	4,000	4,625

Snohomish County, Washington Housing Authority Revenue Bonds, Series 2019
4.000% due 04/01/2044	1,000	1,118

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2018
5.000% due 07/01/2058	1,250	1,458

Washington State Housing Finance Commission Revenue Bonds, Series 2018
5.000% due 07/01/2038	825	862

		8,063

WEST VIRGINIA 1.1%

Monongalia County, West Virginia Commission Special District Revenue Bonds, Series 2017
5.500% due 06/01/2037	1,000	1,066

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	45

Schedule of Investments	PIMCO Municipal Income Fund III	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

West Virginia Economic Development Authority Revenue Bonds, Series 2017
4.000% due 06/15/2040 (d)	$1,500	$1,715

West Virginia State General Obligation Bonds, Series 2019
5.000% due 12/01/2041	1,000	1,295

		4,076

WISCONSIN 5.4%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
7.000% due 01/01/2050	2,500	2,282

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
6.375% due 01/01/2048	2,500	2,050
7.000% due 07/01/2048	750	815

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
0.000% due 01/01/2060 (b)	7,500	521

Public Finance Authority, Wisconsin Revenue Notes, Series 2017
6.250% due 08/01/2027	1,000	876

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of Wisconsin Hospitals & Clinics Authority Revenue Bonds, Series 2013
5.000% due 04/01/2038	$3,500	$3,870

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2050 (b)	9,410	3,354

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	1,500	1,713

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2042 (d)	2,000	2,289

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 04/01/2044	2,000	2,462

		20,232

OTHER 1.0%

Federal Home Loan Mortgage Corp. Enhanced Receipt, Other Revenue Bonds, Series 2019
3.870% due 11/15/2035 «(f)	3,256	3,849

Total Municipal Bonds & Notes (Cost $561,168)		627,320

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.7%

REPURCHASE AGREEMENTS (g) 3.7%
$13,918

Total Short-Term Instruments (Cost $13,918)	13,918

Total Investments in Securities (Cost $575,086)	641,238

Total Investments 170.2% (Cost $575,086)	$641,238

Auction Rate Preferred Shares (41.1)%	(154,700)

Variable Rate MuniFund Term Preferred Shares, at liquidation value (9.1)%	(34,261)

Other Assets and Liabilities, net (20.0)%	(75,536)

Net Assets Applicable to Common Shareholders 100.0%	$376,741

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(e)

Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on December 31, 2020.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Federal Home Loan Mortgage Corp. Enhanced Receipt, Other Revenue Bonds, Series 2019	3.870%	11/15/2035	10/26/2020	$3,787	$3,849	1.02%
Massachusetts Development Finance Agency Revenue Bonds, Series 2011	0.000	11/15/2056	07/20/2007	6	23	0.01

				$3,793	$3,872	1.03%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$13,918	U.S. Treasury Bills 0.000% due 12/30/2021	$(14,196)	$13,918	$13,918

Total Repurchase Agreements						$(14,196)	$13,918	$13,918

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$13,918	$0	$0	$13,918	$(14,196)	$(278)

Total Borrowings and Other Financing Transactions	$13,918	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$29,743	$0	$29,743
Arizona	0	27,942	0	27,942
California	0	36,637	0	36,637
Colorado	0	13,478	0	13,478
Connecticut	0	6,406	0	6,406
District of Columbia	0	3,457	0	3,457
Florida	0	34,084	0	34,084
Georgia	0	18,320	0	18,320
Illinois	0	63,212	0	63,212
Indiana	0	3,628	0	3,628
Iowa	0	760	0	760
Kansas	0	2,224	0	2,224
Louisiana	0	18,585	0	18,585
Maine	0	2,739	0	2,739
Maryland	0	6,537	0	6,537
Massachusetts	0	32,073	0	32,073
Michigan	0	19,901	0	19,901
Minnesota	0	1,997	0	1,997
Missouri	0	702	0	702
Nebraska	0	8,063	0	8,063
Nevada	0	6,277	0	6,277

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
New Jersey	$0	$30,396	$0	$30,396
New York	0	59,358	0	59,358
North Carolina	0	8,952	0	8,952
Ohio	0	37,652	0	37,652
Oklahoma	0	3,716	0	3,716
Oregon	0	595	0	595
Pennsylvania	0	21,947	0	21,947
Puerto Rico	0	13,176	0	13,176
South Carolina	0	7,554	0	7,554
Tennessee	0	2,167	0	2,167
Texas	0	47,935	0	47,935
Utah	0	4,173	0	4,173
Virginia	0	16,714	0	16,714
Washington	0	8,063	0	8,063
West Virginia	0	4,076	0	4,076
Wisconsin	0	20,232	0	20,232
Other	0	0	3,849	3,849
Short-Term Instruments
Repurchase Agreements	0	13,918	0	13,918

Total Investments	$0	$637,389	$3,849	$641,238

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2020:

Category and Subcategory	Beginning Balance at 12/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2020(1)
Investments in Securities, at Value
Municipal Bonds & Notes
Other	$0	$3,796	$(3)	$(6)	$0	$62	$0	$0	$3,849	$62

Totals	$0	$3,796	$(3)	$(6)	$0	$62	$0	$0	$3,849	$62

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	47

Schedule of Investments	PIMCO Municipal Income Fund III	(Cont.)	December 31, 2020

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Municipal Bonds & Notes
Other	$3,849	Proxy Pricing	Base Price	118.214	—

Total	$ 3,849

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO California Municipal Income Fund	December 31, 2020

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 174.2%

MUNICIPAL BONDS & NOTES 170.9%

ARIZONA 0.3%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	$850	$872

CALIFORNIA 155.8%

Bay Area Toll Authority, California Revenue Bonds, Series 2017
5.000% due 04/01/2056	1,750	2,090

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	3,925	4,451

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	3,560	3,564
6.125% due 06/01/2038	1,000	1,000

California County Tobacco Securitization Agency Revenue Bonds, Series 2007
0.000% due 06/01/2057 (a)	7,000	889

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (a)	4,700	884

California Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 06/01/2046	2,500	4,028

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2047	800	928

California Educational Facilities Authority Revenue Bonds, Series 2018
4.000% due 10/01/2039	1,250	1,429
5.000% due 10/01/2048	1,000	1,220

California Enterprise Development Authority Revenue Bonds, Series 2020
5.000% due 08/01/2050	700	836

California Health Facilities Financing Authority Revenue Bonds, (CM Insured), Series 2020
4.000% due 11/01/2040	1,195	1,416

California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.250% due 11/15/2040	5,050	5,274

California Health Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 08/15/2035	1,000	1,030

California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 08/15/2051	7,300	7,812

California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	1,675	1,885

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	1,300	1,489

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 08/15/2039 (b)	8,500	9,740
5.000% due 11/15/2046 (b)	5,000	5,953
5.000% due 08/15/2055	6,000	7,090

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2049	3,500	4,011
4.000% due 06/01/2050	3,250	3,798

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
5.000% due 02/01/2039	10,000	10,781

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.000% due 01/01/2060 (a)	4,000	320
4.000% due 07/01/2050	350	402
4.000% due 11/01/2050	860	1,008

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	$730	$743

California Municipal Finance Authority Revenue Bonds, Series 2018
5.000% due 05/15/2043	500	584
5.000% due 06/01/2043	1,370	1,686
5.000% due 06/01/2048	1,370	1,672

California Pollution Control Financing Authority Revenue Bonds, Series 2010
5.100% due 06/01/2040	2,000	2,006

California Public Finance Authority Revenue Bonds, Series 2017
4.000% due 08/01/2047 (b)	5,140	5,943

California State General Obligation Bonds, Series 2013
5.000% due 11/01/2043	7,000	7,853

California State General Obligation Bonds, Series 2017
4.000% due 11/01/2047	2,750	3,184

California State General Obligation Bonds, Series 2018
5.000% due 10/01/2047	1,275	1,539

California State General Obligation Bonds, Series 2019
4.000% due 10/01/2039	1,000	1,222

California State General Obligation Bonds, Series 2020
4.000% due 03/01/2050	2,250	2,696

California State Public Works Board Revenue Bonds, Series 2011
5.000% due 12/01/2029	1,500	1,567

California State University Revenue Bonds, Series 2015
5.000% due 11/01/2047	8,000	9,443

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
4.000% due 07/01/2040	1,000	1,168
4.000% due 07/01/2043	350	406
4.000% due 07/01/2047	1,750	2,012

California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	11,500	12,118
5.125% due 05/15/2031	4,000	4,054
5.375% due 05/15/2038	4,500	4,557

California Statewide Communities Development Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	1,400	1,549

California Statewide Communities Development Authority Revenue Bonds, Series 2016
4.000% due 08/15/2051	225	247
5.000% due 12/01/2046	5,700	6,343

California Statewide Communities Development Authority Revenue Bonds, Series 2018
4.000% due 07/01/2048	1,000	1,129
4.000% due 12/01/2057	2,000	2,088
5.500% due 12/01/2058	1,775	2,072

California Statewide Financing Authority Revenue Bonds, Series 2002
5.625% due 05/01/2029	30	30
6.000% due 05/01/2037	3,000	3,011

Chaffey Joint Union High School District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2047 (b)	5,500	6,278

El Monte, California Certificates of Participation Bonds, (AMBAC Insured), Series 2001
5.250% due 01/01/2034 (c)	14,425	14,471

Folsom Cordova Unified School District School Facilities Improvement District No. 5, California General Obligation Bonds, Series 2018
4.000% due 10/01/2043 (b)	3,500	4,140

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
3.950% due 01/15/2053	860	952

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.300% due 06/01/2037	1,740	1,814

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	2,000	2,513
5.000% due 06/01/2047	2,750	2,853
5.250% due 06/01/2047	15,500	16,145

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hacienda La Puente Unified School District, General Obligation Bonds, Series 2017
4.000% due 08/01/2047	$2,000	$2,305

Hartnell Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	3,400	3,953

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	2,000	2,166

Hayward Unified School District, California General Obligation Bonds, Series 2015
5.000% due 08/01/2038	6,000	7,018

Imperial Irrigation District Electric System, California Revenue Bonds, Series 2016
5.000% due 11/01/2041 (b)	6,000	7,339

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	1,297
5.500% due 11/15/2030	415	565

Long Beach Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2045	500	587

Long Beach, California Airport System Revenue Bonds, Series 2010
5.000% due 06/01/2040	5,000	5,014

Los Angeles Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2041 (b)	3,500	4,079

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	2,500	3,150

Los Angeles County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2042	1,500	1,678

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2039	3,450	4,505

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2037	4,100	4,383
5.000% due 07/01/2043	5,000	5,338

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2014
5.000% due 07/01/2043	2,000	2,255

Los Angeles Department of Water, California Revenue Bonds, Series 2019
5.000% due 07/01/2049	1,000	1,285

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	15,345	25,595

Monterey Peninsula Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2040	3,000	3,566

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
5.000% due 08/01/2041	1,265	1,655
5.000% due 08/01/2044	1,700	2,207

Mount San Jacinto Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2043	5,300	6,251

Newport Mesa Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 08/01/2031 (a)	1,750	1,521

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	2,300	2,564

Orange County, California Local Transportation Authority Revenue Bonds, Series 2019
5.000% due 02/15/2041	1,000	1,289

Pacifica School District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2048	1,750	1,984

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	49

Schedule of Investments	PIMCO California Municipal Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palomar Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2046 (b)	$4,530	$5,226

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2043	2,000	2,190

River Islands Public Financing Authority, California Special Tax Bonds, Series 2015
5.500% due 09/01/2045	3,000	3,187

Riverside, California Sewer Revenue Bonds, Series 2018
4.000% due 08/01/2038	4,250	5,040

Riverside, California Water Revenue Bonds, Series 2019
5.000% due 10/01/2048	3,250	4,160

Sacramento Area Flood Control Agency, California Special Assessment Bonds, Series 2016
5.000% due 10/01/2041 (b)	2,800	3,414
5.000% due 10/01/2047 (b)	1,700	2,058

Sacramento Municipal Utility District, California Revenue Bonds, Series 2019
5.000% due 08/15/2039	1,000	1,318

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2020
4.000% due 08/01/2045	2,750	3,375

San Francisco Bay Area Rapid Transit District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042 (b)	5,500	6,417

San Francisco Bay Area Rapid Transit District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2044	2,560	3,079

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2017
5.000% due 05/01/2047	2,625	3,155

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2039	2,000	2,551
5.000% due 05/01/2049	2,000	2,497

San Joaquin County Transportation Authority, California Revenue Bonds, Series 2017
4.000% due 03/01/2041 (b)	2,200	2,524
5.000% due 03/01/2041 (b)	3,300	4,033

San Jose Evergreen Community College District, California General Obligation Bonds, Series 2014
4.125% due 09/01/2043	1,000	1,142

San Jose Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2042	1,000	1,196

San Jose, California General Obligation Bonds, Series 2019
5.000% due 09/01/2041	1,500	1,946
5.000% due 09/01/2042	500	647

San Jose, California Hotel Tax Revenue Bonds, Series 2011
6.500% due 05/01/2036	1,500	1,514

San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	1,200	1,234

San Mateo County, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2034 (a)	3,000	2,427

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Mateo County, California Community College District General Obligation Bonds, Series 2018
5.000% due 09/01/2045	$4,000	$5,084

San Mateo Foster City Public Financing Authority, California Revenue Bonds, Series 2019
4.000% due 08/01/2044	1,540	1,854

Santa Clara County, California General Obligation Bonds, Series 2013
4.000% due 08/01/2041 (b)	4,000	4,182

University of California Revenue Bonds, Series 2016
4.000% due 05/15/2046 (b)	10,500	11,847

University of California Revenue Bonds, Series 2017
5.000% due 05/15/2047	5,000	6,110

University of California Revenue Bonds, Series 2019
5.000% due 05/15/2049	2,500	3,196

Upland, California Certificates of Participation Bonds, Series 2017
4.000% due 01/01/2042	3,250	3,559

Washington Township Health Care District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	2,500	2,781

		419,908

ILLINOIS 5.6%

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	2,000	2,189

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	3,400	3,764

Chicago, Illinois General Obligation Bonds, Series 2017
6.000% due 01/01/2038	2,500	2,929

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	1,500	1,629

Illinois State General Obligation Bonds, Series 2017
5.000% due 12/01/2038	1,200	1,354

Illinois State General Obligation Bonds, Series 2020
4.125% due 10/01/2036	2,000	2,205

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2027	1,000	1,140

		15,210

LOUISIANA 0.3%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.375% due 06/01/2037	650	677

MICHIGAN 0.5%

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2065 (a)	10,535	1,292

NEW JERSEY 0.7%

New Jersey State General Obligation Bonds, Series 2020
4.000% due 06/01/2032	1,600	1,996

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.5%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2039	$1,200	$1,314

OHIO 1.1%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2055	2,550	2,887

PENNSYLVANIA 0.6%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2050	1,500	1,503

PUERTO RICO 4.7%

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (a)	15,700	4,877
0.000% due 07/01/2051 (a)	10,000	2,239
4.750% due 07/01/2053	5,085	5,601

		12,717

WISCONSIN 0.8%

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2060 (a)	10,000	2,259

Total Municipal Bonds & Notes (Cost $419,265)		460,635

SHORT-TERM INSTRUMENTS 3.3%

REPURCHASE AGREEMENTS (d) 3.3%
		9,005

Total Short-Term Instruments (Cost $9,005)		9,005

Total Investments in Securities (Cost $428,270)		469,640

Total Investments 174.2% (Cost $428,270)		$469,640

Auction Rate Preferred Shares (44.7)%		(120,625)

Variable Rate MuniFund Term Preferred Shares, at liquidation value (10.9)%		(29,269)

Other Assets and Liabilities, net (18.6)%		(50,185)

Net Assets Applicable to Common Shareholders 100.0%		$269,561

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
El Monte, California Certificates of Participation Bonds, (AMBAC Insured), Series 2001	5.250%	01/01/2034	08/02/2001	$14,425	$14,471	5.37%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$9,005	U.S. Treasury Bills 0.000% due 12/30/2021	$(9,185)	$9,005	$9,005

Total Repurchase Agreements						$(9,185)	$9,005	$9,005

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$9,005	$0	$0	$9,005	$(9,185)	$(180)

Total Borrowings and Other Financing Transactions	$9,005	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$872	$0	$872
California	0	419,908	0	419,908
Illinois	0	15,210	0	15,210
Louisiana	0	677	0	677
Michigan	0	1,292	0	1,292
New Jersey	0	1,996	0	1,996
New York	0	1,314	0	1,314

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Ohio	$0	$2,887	$0	$2,887
Pennsylvania	0	1,503	0	1,503
Puerto Rico	0	12,717	0	12,717
Wisconsin	0	2,259	0	2,259
Short-Term Instruments
Repurchase Agreements	0	9,005	0	9,005

Total Investments	$0	$469,640	$0	$469,640

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	51

Schedule of Investments	PIMCO California Municipal Income Fund II

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 166.3%

MUNICIPAL BONDS & NOTES 165.8%

ARIZONA 0.3%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	$940	$965

CALIFORNIA 150.0%

Bay Area Toll Authority, California Revenue Bonds, Series 2014
5.000% due 10/01/2054	3,000	3,531

Bay Area Toll Authority, California Revenue Bonds, Series 2017
4.000% due 04/01/2047	3,000	3,410
5.000% due 04/01/2056	2,000	2,388

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	4,400	4,990

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.875% due 06/01/2043	1,590	1,592

California County Tobacco Securitization Agency Revenue Bonds, Series 2007
0.000% due 06/01/2057 (a)	9,000	1,143

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (a)	5,100	959

California Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 06/01/2046	2,750	4,431

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2047	835	969

California Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2043	1,300	1,599
5.000% due 10/01/2048	1,320	1,610

California Enterprise Development Authority Revenue Bonds, Series 2020
5.000% due 08/01/2050	750	896

California Health Facilities Financing Authority Revenue Bonds, (CM Insured), Series 2020
4.000% due 11/01/2040	1,285	1,523

California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.250% due 11/15/2040	5,400	5,640

California Health Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 08/15/2035	1,000	1,030

California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 11/15/2034	1,000	1,059
5.000% due 11/15/2040	4,000	4,162
5.000% due 08/15/2051	5,555	5,960

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	5,000	5,728

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2047	1,500	1,695
5.000% due 11/15/2046	1,000	1,227
5.000% due 08/15/2055	6,275	7,415

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2049	3,750	4,298
4.000% due 06/01/2050	3,500	4,090

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
5.000% due 02/01/2039	10,000	10,781

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.000% due 01/01/2060 (a)	5,000	401
4.000% due 07/01/2050	350	402
4.000% due 11/01/2055	915	1,063

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	$790	$804

California Municipal Finance Authority Revenue Bonds, Series 2017
5.000% due 01/01/2042	1,750	2,044

California Municipal Finance Authority Revenue Bonds, Series 2018
5.000% due 05/15/2043	1,000	1,169
5.000% due 06/01/2043	1,465	1,803

California Public Finance Authority Revenue Bonds, Series 2017
4.000% due 08/01/2047 (b)	5,400	6,243

California State General Obligation Bonds, Series 2013
5.000% due 11/01/2043	7,000	7,853

California State General Obligation Bonds, Series 2017
4.000% due 11/01/2047	3,250	3,762

California State General Obligation Bonds, Series 2018
4.000% due 10/01/2039	4,500	5,143
5.000% due 10/01/2047	2,000	2,415

California State General Obligation Bonds, Series 2020
4.000% due 03/01/2040	3,350	4,108
4.000% due 03/01/2046	1,000	1,205

California State Public Works Board Revenue Bonds, Series 2011
5.000% due 12/01/2029	2,000	2,089

California State Public Works Board Revenue Bonds, Series 2013
5.000% due 03/01/2038	2,500	2,729

California State University Revenue Bonds, Series 2015
5.000% due 11/01/2047	5,000	5,902

California State University Revenue Bonds, Series 2020
4.000% due 11/01/2051	3,000	3,621

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
4.000% due 07/01/2043	1,350	1,564

California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	9,705	10,226
5.375% due 05/15/2038	4,500	4,557

California Statewide Communities Development Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	1,500	1,659

California Statewide Communities Development Authority Revenue Bonds, Series 2016
4.000% due 08/15/2051	225	247
5.000% due 06/01/2046	2,000	2,155
5.000% due 12/01/2046	2,000	2,226
5.250% due 12/01/2056	2,000	2,251

California Statewide Communities Development Authority Revenue Bonds, Series 2018
4.000% due 07/01/2048	1,000	1,129
4.000% due 12/01/2053	230	240
4.000% due 12/01/2057	2,000	2,088
5.000% due 03/01/2048	1,000	1,212
5.500% due 12/01/2058	7,200	8,406

California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	2,000	2,007

Folsom Cordova Unified School District School Facilities Improvement District No. 5, California General Obligation Bonds, Series 2018
4.000% due 10/01/2043 (b)	3,600	4,258

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
3.950% due 01/15/2053	920	1,019

Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2015
5.000% due 09/01/2045	1,400	1,563

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	1,500	1,885
5.000% due 06/01/2034	4,500	5,505
5.000% due 06/01/2047	2,950	3,060
5.250% due 06/01/2047	11,500	11,979

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hacienda La Puente Unified School District, General Obligation Bonds, Series 2017
4.000% due 08/01/2047	$3,000	$3,457

Hartnell Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	3,500	4,069

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	2,650	2,871

Hayward Unified School District, California General Obligation Bonds, Series 2015
5.000% due 08/01/2038	3,000	3,509

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2030	460	627
5.500% due 11/15/2037	7,500	11,298

Long Beach Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2045	550	645

Long Beach, California Airport System Revenue Bonds, Series 2010
5.000% due 06/01/2040	500	501

Los Angeles Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2041 (b)	3,600	4,196

Los Angeles County, California Facilities, Inc., Revenue Bonds, Series 2018
4.000% due 12/01/2048	2,500	2,843

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	2,700	3,402

Los Angeles County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2042	2,000	2,238

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
4.000% due 05/15/2048	2,575	3,072

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2018
5.000% due 07/01/2043	2,000	2,537

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2014
5.000% due 07/01/2043	3,000	3,382

Los Angeles Department of Water, California Revenue Bonds, Series 2019
5.000% due 07/01/2049	5,000	6,424

Los Angeles, California Wastewater System Revenue Bonds, Series 2017
5.000% due 06/01/2039	1,000	1,247

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	16,445	27,430
7.000% due 11/01/2034	1,000	1,604

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
5.000% due 08/01/2041	1,500	1,963
5.000% due 08/01/2044	1,850	2,401

Mount San Jacinto Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2043	4,400	5,190

Newport Mesa Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 08/01/2031 (a)	1,900	1,651

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	2,500	2,787

Orange County, California Local Transportation Authority Revenue Bonds, Series 2019
5.000% due 02/15/2041	3,000	3,868

Pacifica School District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2048	2,000	2,268

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palomar Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2046 (b)	$4,000	$4,614

Poway Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2040 (a)	11,000	7,242
0.000% due 08/01/2046 (a)	16,000	7,892

River Islands Public Financing Authority, California Special Tax Bonds, Series 2015
5.500% due 09/01/2045	3,000	3,187

Riverside, California Sewer Revenue Bonds, Series 2018
4.000% due 08/01/2038	3,500	4,150

Riverside, California Water Revenue Bonds, Series 2019
5.000% due 10/01/2048	3,540	4,531

Sacramento Area Flood Control Agency, California Special Assessment Bonds, Series 2016
5.000% due 10/01/2041 (b)	2,800	3,414
5.000% due 10/01/2047 (b)	1,700	2,058

Sacramento Municipal Utility District, California Revenue Bonds, Series 2019
5.000% due 08/15/2039	2,500	3,295

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2020
4.000% due 08/01/2038	1,610	2,024
4.000% due 08/01/2045	1,250	1,534

San Francisco Bay Area Rapid Transit District, California General Obligation Bonds, Series 2017
5.000% due 08/01/2047	1,000	1,241

San Francisco Bay Area Rapid Transit District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2044	2,780	3,344

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2017
5.000% due 05/01/2047	2,750	3,305

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2018
5.000% due 05/01/2048	2,700	3,298

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2050	1,500	1,870

San Francisco, California City & County Certificates of Participation Bonds, Series 2019
4.000% due 04/01/2038	3,000	3,468

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
4.000% due 10/01/2043 (b)	10,000	11,738

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2020
4.000% due 11/01/2050	2,500	3,033

San Jose Evergreen Community College District, California General Obligation Bonds, Series 2014
4.125% due 09/01/2043	1,750	1,998

San Jose Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2042	1,000	1,196

San Jose, California General Obligation Bonds, Series 2019
5.000% due 09/01/2042	3,000	3,882

San Jose, California Hotel Tax Revenue Bonds, Series 2011
6.500% due 05/01/2036	1,000	1,009

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2032	850	1,003
5.000% due 10/01/2033	1,125	1,325

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	$1,300	$1,337

San Mateo County, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2034 (a)	12,000	9,707

San Mateo County, California Community College District General Obligation Bonds, Series 2018
5.000% due 09/01/2045 (b)	11,900	15,125

San Mateo Foster City Public Financing Authority, California Revenue Bonds, Series 2019
4.000% due 08/01/2044	1,655	1,992

Santa Ana Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2048	1,750	2,038

Santa Clara County, California General Obligation Bonds, Series 2013
4.000% due 08/01/2041 (b)	4,000	4,182

Turlock Irrigation District, California Revenue Bonds, Series 2011
5.500% due 01/01/2041	1,700	1,700

University of California Revenue Bonds, Series 2019
5.000% due 05/15/2049	2,000	2,556

Upland, California Certificates of Participation Bonds, Series 2017
4.000% due 01/01/2042	3,000	3,285

Washington Township Health Care District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	3,000	3,338

		440,509

ILLINOIS 6.4%

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	2,350	2,572

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	6,035	6,681

Chicago, Illinois General Obligation Bonds, Series 2017
6.000% due 01/01/2038	2,000	2,343

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	1,500	1,629

Illinois State General Obligation Bonds, Series 2017
5.000% due 12/01/2038	1,400	1,579

Illinois State General Obligation Bonds, Series 2018
5.000% due 05/01/2035	1,000	1,145

Illinois State General Obligation Bonds, Series 2020
4.125% due 10/01/2036	1,500	1,654

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2027	1,000	1,140

		18,743

LOUISIANA 0.3%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.375% due 06/01/2037	725	755

MICHIGAN 0.5%

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2065 (a)	11,360	1,393

NEW JERSEY 0.8%

New Jersey State General Obligation Bonds, Series 2020
4.000% due 06/01/2032	1,800	2,246

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 1.1%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2039	$1,250	$1,369

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	1,250	1,818

		3,187

OHIO 1.0%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2055	2,700	3,057

PENNSYLVANIA 1.0%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2050	3,000	3,005

PUERTO RICO 3.6%

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (a)	6,115	1,900
0.000% due 07/01/2051 (a)	11,715	2,623
4.750% due 07/01/2053	5,425	5,975

		10,498

WISCONSIN 0.8%

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2060 (a)	10,800	2,440

Total Municipal Bonds & Notes (Cost $426,440)		486,798

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (c) 0.5%
		1,502

Total Short-Term Instruments (Cost $1,502)		1,502

Total Investments in Securities (Cost $427,942)		488,300

Total Investments 166.3% (Cost $427,942)		$488,300

Auction Rate Preferred Shares (43.8)%		(128,675)

Variable Rate MuniFund Term Preferred Shares, at liquidation value (11.7)%		(34,261)

Other Assets and Liabilities, net (10.8)%		(31,773)

Net Assets Applicable to Common Shareholders 100.0%		$293,591

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	53

Schedule of Investments	PIMCO California Municipal Income Fund II	(Cont.)	December 31, 2020

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$1,502	U.S. Treasury Bills 0.000% due 12/30/2021	$(1,532)	$1,502	$1,502

Total Repurchase Agreements						$(1,532)	$1,502	$1,502

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$1,502	$0	$0	$1,502	$(1,532)	$(30)

Total Borrowings and Other Financing Transactions	$1,502	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$965	$0	$965
California	0	440,509	0	440,509
Illinois	0	18,743	0	18,743
Louisiana	0	755	0	755
Michigan	0	1,393	0	1,393
New Jersey	0	2,246	0	2,246
New York	0	3,187	0	3,187

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Ohio	$0	$3,057	$0	$3,057
Pennsylvania	0	3,005	0	3,005
Puerto Rico	0	10,498	0	10,498
Wisconsin	0	2,440	0	2,440
Short-Term Instruments
Repurchase Agreements	0	1,502	0	1,502

Total Investments	$0	$488,300	$0	$488,300

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO California Municipal Income Fund III	December 31, 2020

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 171.0%

MUNICIPAL BONDS & NOTES 169.8%

ARIZONA 0.3%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	$730	$749

CALIFORNIA 156.0%

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2048	8,000	8,915

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	3,700	4,196

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.875% due 06/01/2035	7,940	7,950
6.000% due 06/01/2042	7,000	7,008

California County Tobacco Securitization Agency Revenue Bonds, Series 2007
0.000% due 06/01/2057 (a)	4,000	508

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (a)	4,000	752

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2047	700	812

California Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2043	1,000	1,230

California Enterprise Development Authority Revenue Bonds, Series 2020
5.000% due 08/01/2050	600	717

California Health Facilities Financing Authority Revenue Bonds, (CM Insured), Series 2020
4.000% due 11/01/2040	1,020	1,209

California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.250% due 11/15/2040	4,550	4,752

California Health Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 08/15/2035	1,000	1,030

California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 08/15/2051	5,205	5,585

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	3,000	3,437

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 08/15/2039 (b)	6,500	7,448
4.000% due 10/01/2047	750	848
5.000% due 11/15/2046 (b)	5,000	5,953
5.000% due 08/15/2055	5,000	5,909

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2049	2,750	3,152
4.000% due 06/01/2050	3,250	3,798

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
5.000% due 02/01/2039	10,000	10,781

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.000% due 01/01/2060 (a)	4,000	320
4.000% due 11/01/2045	850	1,000
4.000% due 07/01/2050	300	345

California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	610	621

California Municipal Finance Authority Revenue Bonds, Series 2018
5.000% due 06/01/2043	1,165	1,434
5.000% due 06/01/2048	1,100	1,343

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Public Finance Authority Revenue Bonds, Series 2017
4.000% due 08/01/2047 (b)	$4,200	$4,856

California School Finance Authority Revenue Bonds, Series 2017
5.000% due 07/01/2047	1,115	1,327

California State General Obligation Bonds, Series 2013
5.000% due 11/01/2043	5,000	5,609

California State General Obligation Bonds, Series 2017
4.000% due 11/01/2047	1,500	1,736

California State General Obligation Bonds, Series 2018
5.000% due 10/01/2047	2,000	2,415

California State General Obligation Bonds, Series 2019
4.000% due 10/01/2039	3,500	4,275

California State General Obligation Bonds, Series 2020
4.000% due 03/01/2050	1,750	2,097

California State Public Works Board Revenue Bonds, Series 2013
5.000% due 03/01/2038	2,500	2,730

California State University Revenue Bonds, Series 2011
5.000% due 11/01/2042	6,200	6,448

California State University Revenue Bonds, Series 2015
5.000% due 11/01/2047	6,750	7,967

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
4.000% due 07/01/2047	250	287

California Statewide Communities Development Authority Revenue Bonds, Series 2011
5.000% due 12/01/2041	11,000	11,488

California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	11,220	11,823
5.375% due 05/15/2038	2,000	2,025

California Statewide Communities Development Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	3,600	3,982

California Statewide Communities Development Authority Revenue Bonds, Series 2016
4.000% due 08/15/2051	200	220
5.000% due 06/01/2046	1,000	1,077
5.000% due 12/01/2046	3,100	3,450

California Statewide Communities Development Authority Revenue Bonds, Series 2018
4.000% due 03/01/2042	2,500	2,863
4.000% due 07/01/2048	850	960
4.000% due 12/01/2057	2,000	2,088

California Statewide Communities Development Authority Revenue Notes, Series 2011
6.500% due 11/01/2021	65	68

Chaffey Joint Union High School District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2047 (b)	4,500	5,136

Folsom Cordova Unified School District School Facilities Improvement District No. 5, California General Obligation Bonds, Series 2018
4.000% due 10/01/2043 (b)	2,900	3,430

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
3.950% due 01/15/2053	720	797

Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2015
5.000% due 09/01/2045	1,400	1,563

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	1,500	1,885
5.000% due 06/01/2047	2,115	2,194
5.250% due 06/01/2047	8,885	9,255

Hartnell Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	1,150	1,337

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	2,000	2,166

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hayward Unified School District, California General Obligation Bonds, Series 2015
5.000% due 08/01/2038	$5,000	$5,848

Imperial Irrigation District Electric System, California Revenue Bonds, Series 2016
5.000% due 11/01/2041 (b)	4,000	4,892

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2030	360	490

Long Beach Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2045	450	528

Long Beach Unified School District, California General Obligation Bonds, Series 2009
5.750% due 08/01/2033	305	306

Long Beach, California Airport System Revenue Bonds, Series 2010
5.000% due 06/01/2040	2,120	2,126

Los Angeles Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2041 (b)	2,900	3,380

Los Angeles County, California Facilities, Inc., Revenue Bonds, Series 2018
4.000% due 12/01/2048	2,000	2,275

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	2,200	2,772

Los Angeles County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2042	1,185	1,326

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2037	2,000	2,138
5.000% due 07/01/2043	2,115	2,258

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2014
5.000% due 07/01/2043	1,000	1,127

Los Angeles Department of Water, California Revenue Bonds, Series 2019
5.000% due 07/01/2049	1,500	1,927

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	9,825	16,388
7.000% due 11/01/2034	2,285	3,665

Manteca Financing Authority, California Revenue Bonds, Series 2009
5.750% due 12/01/2036	1,000	1,021

Monterey Peninsula Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2040	2,545	3,025

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
5.000% due 08/01/2044	1,450	1,882

Mount San Jacinto Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2043	7,300	8,610

Newport Mesa Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 08/01/2031 (a)	1,485	1,291

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	2,000	2,230

Oakland Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (AGM Insured), Series 2015
5.000% due 09/01/2036	800	936

Orange County, California Local Transportation Authority Revenue Bonds, Series 2019
5.000% due 02/15/2041	1,000	1,289

Pacifica School District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2048	1,250	1,417

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	55

Schedule of Investments	PIMCO California Municipal Income Fund III	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palomar Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2046 (b)	$3,000	$3,461

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2043	5,000	5,474

River Islands Public Financing Authority, California Special Tax Bonds, Series 2015
5.500% due 09/01/2045	3,000	3,187

Riverside, California Sewer Revenue Bonds, Series 2018
4.000% due 08/01/2038	2,000	2,372

Riverside, California Water Revenue Bonds, Series 2019
5.000% due 10/01/2048	1,500	1,920

Sacramento Area Flood Control Agency, California Special Assessment Bonds, Series 2016
5.000% due 10/01/2041 (b)	2,200	2,683
5.000% due 10/01/2047 (b)	1,500	1,816

Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2037	3,000	3,340

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,325	1,436

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2020
4.000% due 08/01/2045	2,200	2,700

San Francisco Bay Area Rapid Transit District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042 (b)	4,500	5,250

San Francisco Bay Area Rapid Transit District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2044	2,160	2,598

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2017
5.000% due 05/01/2047	2,125	2,554

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2018
5.000% due 05/01/2048	2,000	2,443

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2050	2,500	3,117

San Francisco, California City & County Redevelopment Agency Special Tax Bonds, Series 2013
5.000% due 08/01/2028	1,505	1,601

San Joaquin County Transportation Authority, California Revenue Bonds, Series 2017
4.000% due 03/01/2041 (b)	1,800	2,065
5.000% due 03/01/2041 (b)	2,700	3,300

San Jose Evergreen Community College District, California General Obligation Bonds, Series 2014
4.125% due 09/01/2043	1,250	1,427

San Jose Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2042	1,000	1,196

San Jose, California Hotel Tax Revenue Bonds, Series 2011
6.500% due 05/01/2036	1,500	1,514

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2034	885	1,041

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	$1,000	$1,028

San Mateo County, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2034 (a)	2,530	2,047

San Mateo County, California Community College District General Obligation Bonds, Series 2018
5.000% due 09/01/2045	2,000	2,542

San Mateo Foster City Public Financing Authority, California Revenue Bonds, Series 2019
4.000% due 08/01/2044	1,290	1,553

Santa Ana Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2048	1,250	1,456

Santa Clara County, California General Obligation Bonds, Series 2013
4.000% due 08/01/2041 (b)	3,000	3,136

University of California Revenue Bonds, Series 2016
4.000% due 05/15/2046 (b)	6,760	7,627

University of California Revenue Bonds, Series 2017
5.000% due 05/15/2042	2,500	3,090

University of California Revenue Bonds, Series 2018
4.000% due 05/15/2043	1,050	1,230

University of California Revenue Bonds, Series 2019
5.000% due 05/15/2049	1,500	1,917

Upland, California Certificates of Participation Bonds, Series 2017
4.000% due 01/01/2042	2,250	2,464

Washington Township Health Care District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	2,500	2,781

		359,120

ILLINOIS 5.9%

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2035	3,000	3,307

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	2,700	2,989
5.500% due 01/01/2033	2,500	2,763

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	1,400	1,520

Illinois State General Obligation Bonds, Series 2017
5.000% due 12/01/2038	1,700	1,918

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2027	1,000	1,140

		13,637

LOUISIANA 0.1%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.375% due 06/01/2037	230	240

MICHIGAN 0.5%

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2065 (a)	9,020	1,106

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.8%

New Jersey State General Obligation Bonds, Series 2020
4.000% due 06/01/2032	$1,500	$1,871

NEW YORK 0.5%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2039	1,050	1,150

OHIO 1.1%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2055	2,200	2,491

PUERTO RICO 3.8%

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (a)	12,795	3,975
4.750% due 07/01/2053	4,280	4,714

		8,689

WISCONSIN 0.8%

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2060 (a)	8,625	1,948

Total Municipal Bonds & Notes (Cost $355,232)		391,001

SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS (c) 1.2%
		2,766

Total Short-Term Instruments (Cost $2,766)		2,766

Total Investments in Securities (Cost $357,998)		393,767

Total Investments 171.0% (Cost $357,998)		$393,767

Auction Rate Preferred Shares (42.5)%		(97,875)

Variable Rate MuniFund Term Preferred Shares, at liquidation value (11.8)%		(27,073)

Other Assets and Liabilities, net (16.7)%		(38,548)

Net Assets Applicable to Common Shareholders 100.0%		$230,271

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$2,766	U.S. Treasury Bills 0.000% due 12/30/2021	$(2,821)	$2,766	$2,766

Total Repurchase Agreements						$(2,821)	$2,766	$2,766

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$2,766	$0	$0	$2,766	$(2,821)	$(55)

Total Borrowings and Other Financing Transactions	$2,766	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$749	$0	$749
California	0	359,120	0	359,120
Illinois	0	13,637	0	13,637
Louisiana	0	240	0	240
Michigan	0	1,106	0	1,106
New Jersey	0	1,871	0	1,871

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
New York	$0	$1,150	$0	$1,150
Ohio	0	2,491	0	2,491
Puerto Rico	0	8,689	0	8,689
Wisconsin	0	1,948	0	1,948
Short-Term Instruments
Repurchase Agreements	0	2,766	0	2,766

Total Investments	$0	$393,767	$0	$393,767

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	57

Schedule of Investments	PIMCO New York Municipal Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 168.2%

MUNICIPAL BONDS & NOTES 165.5%

ARIZONA 0.3%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	$300	$308

CALIFORNIA 1.9%

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (c)	1,500	1,786

ILLINOIS 4.3%

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	885	968

Chicago, Illinois General Obligation Bonds, Series 2017
6.000% due 01/01/2038	1,000	1,172

Illinois State General Obligation Bonds, Series 2017
5.000% due 12/01/2038	650	733

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	1,000	1,117

		3,990

LOUISIANA 0.3%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.375% due 06/01/2037	250	260

MICHIGAN 0.5%

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2065 (b)	3,630	445

NEW JERSEY 0.7%

New Jersey State General Obligation Bonds, Series 2020
4.000% due 06/01/2032	550	686

NEW YORK 150.7%

Brookhaven Local Development Corp., New York Revenue Bonds, Series 2020
4.000% due 11/01/2055	600	628

Broome County, New York Local Development Corp. Revenue Bonds, (AGM Insured), Series 2020
4.000% due 04/01/2050	750	858

Build NYC Resource Corp., New York Revenue Bonds, Series 2017
5.000% due 11/01/2047 (c)	1,000	1,622

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	225	230

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047 (c)	1,000	1,062

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.250% due 02/15/2047	3,000	3,016
5.750% due 02/15/2047	4,000	4,024

Long Island Power Authority, New York Revenue Bonds, Series 2020
4.000% due 09/01/2039	500	610

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2042	2,000	2,124

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2039	1,000	1,095

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.000% due 11/15/2031 (c)	$6,500	$7,476

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
4.000% due 11/15/2035	1,000	1,092
4.000% due 11/15/2042	1,000	1,087

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2020
4.000% due 12/01/2046	825	949
4.000% due 07/01/2050	850	1,005

Nassau County, New York General Obligation Bonds, (AGM Insured), Series 2018
5.000% due 04/01/2036	2,000	2,494

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049 ^(a)	433	43
6.700% due 01/01/2049	1,200	660

Nassau County, New York Tobacco Settlement Corp. Revenue Bonds, Series 2006
5.125% due 06/01/2046	1,230	1,243

New York City Health & Hospital Corp. Revenue Bonds, Series 2010
5.000% due 02/15/2030	3,500	3,516

New York City Industrial Development Agency, New York Revenue Bonds, (AGC Insured), Series 2009
6.500% due 01/01/2046	900	904

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
5.000% due 11/01/2043	1,030	1,299

New York City Water & Sewer System, New York Revenue Bonds, Series 2019
5.000% due 06/15/2049 (c)	9,000	11,186

New York City, General Obligation Bonds, Series 2013
5.000% due 08/01/2031	2,000	2,232

New York City, General Obligation Bonds, Series 2018
5.000% due 04/01/2043	1,500	1,847

New York City, New York General Obligation Bonds, Series 2018
5.000% due 04/01/2045 (c)	2,700	3,307

New York City, New York General Obligation Bonds, Series 2019
5.000% due 08/01/2039	1,000	1,280

New York City, New York Industrial Development Agency Revenue Bonds, Series 2020
4.000% due 03/01/2045	1,800	2,076

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
5.250% due 07/15/2036	1,000	1,283

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2019
4.000% due 05/01/2044	2,500	2,914

New York City, New York Water & Sewer System Revenue Bonds, Series 2019
5.000% due 06/15/2049	500	640

New York County, New York Tobacco Trust IV Revenue Bonds, Series 2005
0.000% due 06/01/2050 (b)	20,000	3,645

New York County, New York Tobacco Trust V Revenue Bonds, Series 2005
0.000% due 06/01/2055 (b)	3,000	198

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035 (c)	3,760	5,469

New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	2,000	2,077
5.750% due 11/15/2051	6,000	6,259

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	1,900	2,048

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2055	1,600	1,877

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 07/01/2031	$2,000	$2,047
5.500% due 07/01/2036	1,000	1,026

New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 02/15/2029	1,000	1,103

New York State Dormitory Authority Revenue Bonds, Series 2017
4.000% due 02/15/2047 (c)	1,000	1,104
5.000% due 12/01/2031	500	598

New York State Dormitory Authority Revenue Bonds, Series 2018
4.000% due 03/15/2043	1,000	1,156
5.000% due 03/15/2037	3,000	3,768

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 03/15/2041	2,000	2,523

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 07/01/2046	1,000	1,147
4.000% due 07/01/2053	2,000	2,305

New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 01/01/2037	1,000	1,048
5.000% due 01/01/2042	3,645	3,821

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2041	500	641

New York State Urban Development Corp. Revenue Bonds, Series 2020
5.000% due 03/15/2047	1,500	1,931

New York State Urban Development Corp. Revenue Notes, Series 2019
4.000% due 03/15/2048 (c)	7,000	8,045

Onondaga County, New York Revenue Bonds, Series 2011
5.000% due 12/01/2036	600	627

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
4.000% due 12/01/2049	1,300	1,527

Port Authority of New York & New Jersey Revenue Bonds, Series 2010
6.000% due 12/01/2036	1,000	1,001

Port Authority of New York & New Jersey Revenue Bonds, Series 2016
5.250% due 11/15/2056 (c)	3,500	4,178

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2018
4.000% due 11/15/2048	1,000	1,143
5.000% due 11/15/2045 (c)	3,000	3,674

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2019
5.000% due 11/15/2041	840	1,067
5.000% due 11/15/2042	500	633

Troy Capital Resource Corp., New York Revenue Bonds, Series 2020
5.000% due 09/01/2034	1,200	1,508

Troy Industrial Development Authority, New York Revenue Bonds, Series 2002
4.625% due 09/01/2026	5,860	5,990

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2041	2,000	2,307

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2047	500	487

		141,780

OHIO 1.1%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2055	875	990

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 1.1%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2050	$1,000	$1,002

PUERTO RICO 3.8%

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	1,845	573
4.750% due 07/01/2053	2,760	3,040

		3,613

WISCONSIN 0.8%

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2060 (b)	3,500	791

Total Municipal Bonds & Notes (Cost $144,662)		155,651

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.7%

REPURCHASE AGREEMENTS (d) 2.7%
$2,532

Total Short-Term Instruments (Cost $2,532)	2,532

Total Investments in Securities (Cost $147,194)	158,183

Total Investments 168.2% (Cost $147,194)	$158,183

Auction Rate Preferred Shares (43.6)%	(41,025)

Other Assets and Liabilities, net (24.6)%	(23,099)

Net Assets Applicable to Common Shareholders 100.0%	$94,059

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$2,532	U.S. Treasury Bills 0.000% due 12/30/2021	$(2,583)	$2,532	$2,532

Total Repurchase Agreements						$(2,583)	$2,532	$2,532

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$2,532	$0	$0	$2,532	$(2,583)	$(51)

Total Borrowings and Other Financing Transactions	$2,532	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	59

Schedule of Investments	PIMCO New York Municipal Income Fund	(Cont.)	December 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$308	$0	$308
California	0	1,786	0	1,786
Illinois	0	3,990	0	3,990
Louisiana	0	260	0	260
Michigan	0	445	0	445
New Jersey	0	686	0	686
New York	0	141,780	0	141,780

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Ohio	$0	$990	$0	$990
Pennsylvania	0	1,002	0	1,002
Puerto Rico	0	3,613	0	3,613
Wisconsin	0	791	0	791
Short-Term Instruments
Repurchase Agreements	0	2,532	0	2,532

Total Investments	$0	$158,183	$0	$158,183

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO New York Municipal Income Fund II	December 31, 2020

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 171.5%

MUNICIPAL BONDS & NOTES 165.8%

ARIZONA 0.3%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	$400	$410

ILLINOIS 5.1%

Chicago, Illinois General Obligation Bonds, Series 2017
6.000% due 01/01/2038	2,000	2,343

Illinois State General Obligation Bonds, Series 2017
5.000% due 12/01/2038	1,250	1,410

Illinois State General Obligation Bonds, Series 2020
4.125% due 10/01/2036	1,500	1,654

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	1,000	1,117

		6,524

LOUISIANA 0.2%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.375% due 06/01/2037	300	313

MICHIGAN 0.5%

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2065 (b)	4,985	611

NEW JERSEY 0.7%

New Jersey State General Obligation Bonds, Series 2020
4.000% due 06/01/2032	750	936

NEW YORK 153.0%

Brookhaven Local Development Corp., New York Revenue Bonds, Series 2020
4.000% due 11/01/2055	800	837

Build NYC Resource Corp., New York Revenue Bonds, Series 2017
5.000% due 11/01/2047 (c)	2,000	3,244

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	300	307

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2015
5.000% due 07/01/2045	3,000	3,404

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2016
4.000% due 07/01/2041	3,200	3,490

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047 (c)	1,000	1,062

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	9,000	9,055

Long Island Power Authority, New York Revenue Bonds, Series 2014
5.000% due 09/01/2044	3,500	3,977

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2019
4.000% due 11/15/2046	3,000	3,408

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2039	1,500	1,642

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.250% due 11/15/2056	1,200	1,372

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
4.000% due 11/15/2035	$3,500	$3,821

Monroe County Industrial Development Corp., New York Revenue Bonds, (FHA Insured), Series 2010
5.500% due 08/15/2040	3,500	3,521

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,750	1,961

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
4.000% due 12/01/2041	1,400	1,549

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2020
4.000% due 12/01/2046	1,140	1,311
4.000% due 07/01/2050	1,175	1,390

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049 ^(a)	650	65
6.700% due 01/01/2049	1,800	990

Nassau County, New York Tobacco Settlement Corp. Revenue Bonds, Series 2006
5.125% due 06/01/2046	4,000	4,043

New York City Health & Hospital Corp. Revenue Bonds, Series 2010
5.000% due 02/15/2030	1,500	1,507

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	1,250	1,387

New York City Industrial Development Agency, New York Revenue Bonds, (AGC Insured), Series 2009
6.500% due 01/01/2046	1,500	1,507

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2017
4.000% due 02/01/2044	2,000	2,264

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
4.000% due 08/01/2041	685	799

New York City Water & Sewer System, New York Revenue Bonds, Series 2018
5.000% due 06/15/2040	2,300	2,921

New York City Water & Sewer System, New York Revenue Bonds, Series 2019
5.000% due 06/15/2049 (c)	3,000	3,729

New York City, General Obligation Bonds, Series 2013
5.000% due 08/01/2031	2,000	2,232

New York City, General Obligation Bonds, Series 2018
5.000% due 04/01/2043	2,780	3,422

New York City, New York Industrial Development Agency Revenue Bonds, Series 2020
4.000% due 03/01/2045	2,400	2,768

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2016
4.000% due 07/15/2040	1,000	1,115

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
5.250% due 07/15/2036	2,000	2,565

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2019
4.000% due 05/01/2044	1,500	1,749

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2020
4.000% due 05/01/2047	1,550	1,838

New York City, New York Water & Sewer System Revenue Bonds, Series 2019
5.000% due 06/15/2049	800	1,024

New York Convention Center Development Corp. Revenue Bonds, Series 2015
4.000% due 11/15/2045	230	247
5.000% due 11/15/2045	1,000	1,132

New York County, New York Tobacco Trust IV Revenue Bonds, Series 2005
0.000% due 06/01/2050 (b)	30,000	5,467

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York County, New York Tobacco Trust IV Revenue Bonds, Series 2016
5.000% due 06/01/2036	$1,000	$1,138
5.000% due 06/01/2041	1,000	1,125

New York County, New York Tobacco Trust V Revenue Bonds, Series 2005
0.000% due 06/01/2055 (b)	4,000	264

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035 (c)	6,350	9,237

New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	3,000	3,116
5.750% due 11/15/2051	5,000	5,215

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	4,000	4,312

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2055	2,200	2,581

New York State Dormitory Authority Revenue Bonds, (AMBAC Insured), Series 2005
5.500% due 05/15/2031	7,490	10,558

New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 07/01/2031	2,000	2,047
5.500% due 07/01/2036	1,500	1,539

New York State Dormitory Authority Revenue Bonds, Series 2017
4.000% due 02/15/2047 (c)	1,500	1,656
5.000% due 12/01/2030	1,000	1,203
5.000% due 12/01/2033	800	947

New York State Dormitory Authority Revenue Bonds, Series 2018
4.000% due 08/01/2037	2,750	3,051
4.000% due 03/15/2043	2,000	2,313
5.000% due 03/15/2044	2,625	3,252

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 03/15/2041	1,000	1,262
5.000% due 07/01/2042	1,000	1,285
5.000% due 03/15/2047	2,000	2,492

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 07/01/2046	1,500	1,720
4.000% due 07/01/2053	2,000	2,305

New York State Thruway Authority Revenue Bonds, Series 2016
5.250% due 01/01/2056	1,480	1,737

New York State Thruway Authority Revenue Bonds, Series 2018
4.000% due 01/01/2036	1,000	1,170

New York State Thruway Authority Revenue Bonds, Series 2019
4.000% due 01/01/2053	1,775	2,070

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2041	2,500	3,203

New York State Urban Development Corp. Revenue Bonds, Series 2020
4.000% due 03/15/2039	1,500	1,808

Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
5.250% due 05/15/2034	500	534
5.250% due 05/15/2040	500	531

Onondaga County, New York Revenue Bonds, Series 2011
5.000% due 12/01/2036	1,000	1,044

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
5.000% due 12/01/2043	1,000	1,297

Port Authority of New York & New Jersey Revenue Bonds, Series 2010
6.000% due 12/01/2036	1,400	1,402

Port Authority of New York & New Jersey Revenue Bonds, Series 2016
5.250% due 11/15/2056 (c)	6,000	7,163

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	61

Schedule of Investments	PIMCO New York Municipal Income Fund II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Port Authority of New York & New Jersey Revenue Bonds, Series 2017
5.250% due 11/15/2057	$5,400	$6,631

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2018
4.000% due 11/15/2048	2,800	3,199
5.000% due 11/15/2045 (c)	3,000	3,674

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2019
5.000% due 11/15/2041	1,000	1,270
5.000% due 11/15/2042	750	950

Troy Capital Resource Corp., New York Revenue Bonds, Series 2020
5.000% due 09/01/2034	1,800	2,261

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2035	3,000	3,605
5.000% due 06/01/2041	500	577

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2047	1,000	973

Westchester County, New York Local Development Corp. Revenue Bonds, Series 2014
5.500% due 05/01/2042	1,000	1,090

		196,929

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 1.1%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2055	$1,200	$1,359

PUERTO RICO 4.1%

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	2,830	879
4.750% due 07/01/2053	3,385	3,728

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	565	623

		5,230

WISCONSIN 0.8%

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2060 (b)	4,700	1,062

Total Municipal Bonds & Notes (Cost $193,421)		213,374

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.7%

REPURCHASE AGREEMENTS (d) 5.7%

$7,332

Total Short-Term Instruments (Cost $7,332)	7,332

Total Investments in Securities (Cost $200,753)	220,706

Total Investments 171.5% (Cost $200,753)	$220,706

Auction Rate Preferred Shares (45.1)%	(58,000)

Variable Rate MuniFund Term Preferred Shares, at liquidation value (16.3)%	(20,982)

Other Assets and Liabilities, net (10.1)%	(13,015)

Net Assets Applicable to Common Shareholders 100.0%	$128,709

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$7,332	U.S. Treasury Bills 0.000% due 12/30/2021	$(7,479)	$7,332	$7,332

Total Repurchase Agreements						$(7,479)	$7,332	$7,332

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$7,332	$0	$0	$7,332	$(7,479)	$(147)

Total Borrowings and Other Financing Transactions	$7,332	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$410	$0	$410
Illinois	0	6,524	0	6,524
Louisiana	0	313	0	313
Michigan	0	611	0	611
New Jersey	0	936	0	936
New York	0	196,929	0	196,929

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Ohio	$0	$1,359	$0	$1,359
Puerto Rico	0	5,230	0	5,230
Wisconsin	0	1,062	0	1,062
Short-Term Instruments
Repurchase Agreements	0	7,332	0	7,332

Total Investments	$0	$220,706	$0	$220,706

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	63

Notes to Financial Statements

1. ORGANIZATION

PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund and PIMCO New York Municipal Income Fund II (each a “Fund” and collectively, the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). Each Fund was organized as a Massachusetts business trust on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PIMCO Municipal Income Fund	May 9, 2001

PIMCO Municipal Income Fund II	March 29, 2002

PIMCO Municipal Income Fund III	August 20, 2002

PIMCO California Municipal Income Fund	May 10, 2001

PIMCO California Municipal Income Fund II	March 29, 2002

PIMCO California Municipal Income Fund III	August 20, 2002

PIMCO New York Municipal Income Fund	May 10, 2001

PIMCO New York Municipal Income Fund II	March 29, 2002

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Municipal Income Fund	Monthly	Monthly

PIMCO Municipal Income Fund II	Monthly	Monthly

PIMCO Municipal Income Fund III	Monthly	Monthly

PIMCO California Municipal Income Fund	Monthly	Monthly

PIMCO California Municipal Income Fund II	Monthly	Monthly

PIMCO California Municipal Income Fund III	Monthly	Monthly

PIMCO New York Municipal Income Fund	Monthly	Monthly

PIMCO New York Municipal Income Fund II	Monthly	Monthly

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income, and may distribute its net capital gain.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared

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during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of a distribution may be comprised of amounts from sources other than net investment income, as determined in accordance with its internal accounting records and related accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and reporting practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(c) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The net asset value (“NAV”) of a Fund’s shares, is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to that Fund by the total number of shares outstanding of that Fund.

ANNUAL REPORT	|	DECEMBER 31, 2020	65

Notes to Financial Statements	(Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds, are valued at the NAVs of such investments.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Funds’ Boards of Trustees (the “Board”) or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value

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hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities  The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

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Notes to Financial Statements	(Cont.)

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at December 31, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by the Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual,

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which is a longer-term security. The interest rates payable on the TOB Residual issued to the Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from the Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which the Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Fund provides the Fund with the right to: (i) cause the holders of the TOB Floater to tender their notes at par, and (ii) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event, after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

Each Fund’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The Funds account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Funds’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Fund on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Funds may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. The Volcker Rule precludes banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust (e.g., a Fund) to retain at least five percent of the credit risk of the underlying assets supporting to the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect a Fund’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

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Notes to Financial Statements	(Cont.)

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”) and agreed on a new tender option bond structure in which the Funds hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Funds as the TOB residual holders.

The Funds have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered

TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the liquidity provider.

For the period ended December 31, 2020, the Funds’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Fund Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate

PIMCO Municipal Income Fund	$66,628	1.20%

PIMCO Municipal Income Fund II	228,817	1.09%

PIMCO Municipal Income Fund III	92,639	1.18%

PIMCO California Municipal Income Fund	61,104	1.13%

PIMCO California Municipal Income Fund II	44,669	1.21%

PIMCO California Municipal Income Fund III	48,544	1.15%

PIMCO New York Municipal Income Fund	30,127	0.88%

PIMCO New York Municipal Income Fund II	19,635	1.39%

6. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of the principal risks the Funds may be subject to, please see the Principal Risks of the Funds section of this report.

	PIMCO Municipal Income Fund (PMF)	PIMCO Municipal Income Fund II (PML)	PIMCO Municipal Income Fund III (PMX)	PIMCO California Municipal Income Fund (PCQ)	PIMCO California Municipal Income Fund II (PCK)	PIMCO California Municipal Income Fund III (PZC)	PIMCO New York Municipal Income Fund (PNF)	PIMCO New York Municipal Income Fund II (PNI)

California State Specific Risk	—	—	—	X	X	X	—	—

Call Risk	X	X	X	X	X	X	X	X

Counterparty Risk	X	X	X	X	X	X	X	X

Credit Risk	X	X	X	X	X	X	X	X

Derivatives Risk	X	X	X	X	X	X	X	X

Distribution Rate Risk	X	X	X	X	X	X	X	X

High Yield Securities Risk	X	X	X	X	X	X	X	X

Inflation/Deflation Risk	X	X	X	X	X	X	X	X

Interest Rate Risk	X	X	X	X	X	X	X	X

Issuer Risk	X	X	X	X	X	X	X	X

Leverage Risk	X	X	X	X	X	X	X	X

Liquidity Risk	X	X	X	X	X	X	X	X

Management Risk	X	X	X	X	X	X	X	X

Market Risk	X	X	X	X	X	X	X	X

Municipal Bond Risk	X	X	X	X	X	X	X	X

Municipal Project-Specific Risk	X	X	X	X	X	X	X	X

New York State-Specific Risk	—	—	—	—	—	—	X	X

Non-Diversification Risk	—	—	—	—	—	—	X	—

Portfolio Turnover Risk	X	X	X	X	X	X	X	X

Private Placements Risk	X	X	X	X	X	X	X	X

Reinvestment Risk	X	X	X	X	X	X	X	X

Segregation and Coverage Risk	X	X	X	X	X	X	X	X

Structured Investments Risk	X	X	X	X	X	X	X	X

Tax Risk	X	X	X	X	X	X	X	X

Valuation Risk	X	X	X	X	X	X	X	X

70	PIMCO CLOSED-END FUNDS

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California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Counterparty Risk  is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse.

Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Interest Rate Risk  is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a short average portfolio duration.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares), delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Distribution Rate Risk  is the risk that, to the extent a Fund seeks to maintain a level distribution rate, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.

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Notes to Financial Statements	(Cont.)

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Management Risk  is the risk that the investment techniques and risk analyses applied by the Manager will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Manager and the individual portfolio manager in connection with managing the Fund and may cause the Manager to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Risk  is the risk that the market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to factors affecting securities markets generally or particular industries.

Municipal Bond Risk  is the risk that the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, the Fund maybe affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely affect the Fund’s after-tax returns.

Private Placements Risk  is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Reinvestment Risk  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Segregation and Coverage Risk  is the risk that certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility.

Structured Investments Risk  is the risk that the Fund’s investment in structured products, including, structured notes, credit-linked notes and other types of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

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Tax Risk  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of LIBOR) that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments or the Investment Manager’s operations and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Regulatory Changes Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

7. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern

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Notes to Financial Statements	(Cont.)

the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, a Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent a Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate(1)

PIMCO Municipal Income Fund	0.705%

PIMCO Municipal Income Fund II	0.685%

PIMCO Municipal Income Fund III	0.705%

PIMCO California Municipal Income Fund	0.705%

PIMCO California Municipal Income Fund II	0.705%

PIMCO California Municipal Income Fund III	0.715%

PIMCO New York Municipal Income Fund	0.770%

PIMCO New York Municipal Income Fund II	0.735%

(1)	Management fees calculated based on the Fund’s average daily NAV (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).

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(b) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board (for example, so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act (the “Independent Trustees”), with the exception of Messrs. Buffington and Clark, also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” (the ”PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO Managed Funds”). In addition, during the reporting period, each of the Independent Trustees (other than Messrs. Buffington, Clark and Kittredge) also served as a trustee of certain funds for which Allianz Global Investors U.S. LLC (“AllianzGI”), an affiliate of PIMCO, served as investment manager. Effective February 1, 2021, Virtus Investment Advisers, Inc. became the primary investment adviser to all but one of those funds (the “Former Allianz-Managed Funds”), and therefore they are no longer included within the same fund complex as the PIMCO-Managed Funds. AllianzGI continues to act as primary investment adviser to one closed-end fund, which is now named Virtus AllianzGI Artificial Intelligence and Technology Opportunities Fund (AIO), and has been appointed to serve as sub-adviser to most of the remaining Former Allianz-Managed Funds. As of February 1, 2021, each of the Independent Trustees (other than Messrs. Buffinton, Clark and Kittredge) continues to serve as a trustee of AIO, for which AllianzGI serves as investment manager and which continues to be included in the same fund complex as the PIMCO-Managed Funds. Messrs. Buffington and Clark do not serve on the Board of any PIMCO-Managed Funds other than the Funds.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the

Funds. Additionally, in the normal course of business, the Funds enter

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Notes to Financial Statements	(Cont.)

into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Municipal Income Fund	$0	$0	$119,199	$137,500

PIMCO Municipal Income Fund II	0	0	266,030	290,306

PIMCO Municipal Income Fund III	0	0	157,902	174,895

PIMCO California Municipal Income Fund	0	0	70,240	75,891

PIMCO California Municipal Income Fund II	0	0	91,982	104,923

PIMCO California Municipal Income Fund III	0	0	49,058	53,172

PIMCO New York Municipal Income Fund	0	0	41,751	43,113

PIMCO New York Municipal Income Fund II	0	0	48,613	64,384

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. PREFERRED SHARES

(a) Auction-Rate Preferred Shares  Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding of each Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically reset every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid at least annually.

For the period ended December 31, 2020, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of December 31, 2020
PIMCO Municipal Income Fund
Series A	1,310	8.595%	0.157%	0.194%
Series B	1,367	8.595%	0.157%	0.194%
Series C	1,294	8.595%	0.157%	0.194%
Series D	1,388	8.595%	0.157%	0.194%
Series E	1,309	8.360%	0.157%	0.194%

PIMCO Municipal Income Fund II
Series A	2,279	8.595%	0.157%	0.194%
Series B	2,577	8.595%	0.142%	0.142%
Series C	2,422	8.595%	0.157%	0.194%
Series D	2,300	8.595%	0.142%	0.142%
Series E	2,353	8.360%	0.157%	0.194%

76	PIMCO CLOSED-END FUNDS

December 31, 2020

Fund Name	Shares Issued and Outstanding	High	Low	As of December 31, 2020

PIMCO Municipal Income Fund III
Series A	1,018	8.595%	0.157%	0.194%
Series B	1,190	8.595%	0.157%	0.194%
Series C	1,350	8.595%	0.157%	0.194%
Series D	1,334	8.595%	0.157%	0.194%
Series E	1,296	8.360%	0.157%	0.194%

PIMCO California Municipal Income Fund
Series A	1,575	8.595%	0.157%	0.194%
Series B	1,547	8.595%	0.157%	0.194%
Series C	1,703	8.360%	0.157%	0.194%

PIMCO California Municipal Income Fund II
Series A	1,154	8.595%	0.157%	0.194%
Series B	879	8.595%	0.157%	0.194%
Series C	1,235	8.595%	0.157%	0.194%
Series D	926	8.595%	0.157%	0.194%
Series E	953	8.360%	0.157%	0.194%
PIMCO California Municipal Income Fund III
Series A	1,920	8.595%	0.142%	0.142%
Series B	1,995	8.595%	0.142%	0.142%

PIMCO New York Municipal Income Fund
Series A	1,641	8.595%	0.157%	0.194%

PIMCO New York Municipal Income Fund II
Series A	1,178	8.595%	0.157%	0.194%
Series B	1,142	8.360%	0.157%	0.194%

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

Auction Rate Preferred shareholders of each Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

Since mid-February 2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” as defined for the Funds in the table below.

Applicable %		Reference Rate		Maximum Rate
The higher of 30-day “AA” Financial Composite Commercial Paper Rates
110%[1]	x	OR	=	Maximum Rate for the Funds
The Taxable Equivalent of the Short-Term Municipal Obligation Rate[2]

[1]	150% if all or part of the dividend consists of taxable income or capital gain.
2

”Taxable Equivalent of the Short-Term Municipal Obligation Rate” means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the S&P 7 Day Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal).

The maximum rate is a function of short-term interest rates and is typically higher than the rate that would have otherwise been set through a successful auction. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for each Fund’s common shareholders could be adversely affected.

On July 20, 2018, each Fund commenced a voluntary tender offer for up to 100% of its outstanding ARPS at a price equal to 85% of the ARPS’ per share liquidation preference of $25,000 (or $21,250 per share) and any unpaid dividends accrued through the expiration of the tender offers (each, a Tender Offer”).

ANNUAL REPORT	|	DECEMBER 31, 2020	77

Notes to Financial Statements	(Cont.)

On September 12, 2018, each Fund announced the expiration and results of its Tender Offer. Details of the ARPS tendered and not withdrawn for each Fund for the period ended December 31, 2018 are provided in the table below:

Fund Name	Liquidation Preference Per Share	Tender Offer Price Per Share	Price Percentage	Cash Exchanged For ARPS Tendered	ARPS Outstanding as of 06/30/2018	ARPS Tendered	ARPS Outstanding After Tender Offer as of 12/31/2018

PIMCO Municipal Income Fund	$25,000	$21,250	85%	$19,805,000	7,600	932	6,668

PIMCO Municipal Income Fund II	$25,000	$21,250	85%	$58,416,250	14,680	2,749	11,931

PIMCO Municipal Income Fund III	$25,000	$21,250	85%	$29,155,000	7,560	1,372	6,188

PIMCO California Municipal Income Fund	$25,000	$21,250	85%	$24,968,750	6,000	1,175	4,825

PIMCO California Municipal Income Fund II	$25,000	$21,250	85%	$29,176,250	6,520	1,373	5,147

PIMCO California Municipal Income Fund III	$25,000	$21,250	85%	$23,056,250	5,000	1,085	3,915

PIMCO New York Municipal Income Fund	$25,000	$21,250	85%	$5,078,750	1,880	239	1,641

PIMCO New York Municipal Income Fund II	$25,000	$21,250	85%	$17,850,000	3,160	840	2,320

(b) Variable Rate MuniFund Term Preferred Shares  PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund II (each, a “VMTP Fund” and together, the “VMTP Funds”) each issued a single series of Variable Rate MuniFund Term Preferred Shares (the “VMTP Shares” and, together with the ARPs, the “Preferred Shares”), Series 2022, on September 18, 2018. In the VMTP Funds’ Statements of Assets and Liabilities, the VMTP Shares’ aggregate liquidation preference is shown as a liability since they are considered debt of the issuer. Costs directly related to the issuance of the VMTP Shares are considered debt issuance costs and are being amortized into interest expense over the life of the VMTP Shares. The liquidation value of the VMTP Shares in each VMTP Fund’s Statement of Assets and Liabilities is shown as a liability and represents its liquidation preference, which approximates fair value of the shares and is considered level 2 under the fair value hierarchy, less any unamortized debt issuance costs. The VMTP Shares can be redeemed in whole or in part, at their liquidation preference of $100,000 per share plus any accumulated, unpaid dividends. No Preferred Shares were redeemed during the period ended December 31, 2020. The VMTP Shares are subject to a mandatory term redemption date of March 18, 2022, subject to each VMTP Fund’s right to extend the term with the consent of the holders of the VMTP Shares. There is no assurance that the term of the VMTP Shares will be extended.

Dividends paid with respect to the VMTP Shares, which are payable monthly, are treated as interest expense, are accrued daily and are reflected as a component of interest expense in the Statements of Operations. For the period ended December 31, 2020, the amount of the VMTP Shares outstanding, interest expense related to the dividends paid to VMTP Shares and the daily weighted average interest rate, including issuance costs, can be found in the table below.

Fund Name	VMTP Shares Outstanding	Interest Expense†	Weighted Average Interest Rate*

PIMCO Municipal Income Fund	233	$383	1.64%

PIMCO Municipal Income Fund II	687	1,139	1.65

PIMCO Municipal Income Fund III	343	564	1.64

PIMCO California Municipal Income Fund	293	480	1.63

PIMCO California Municipal Income Fund II	343	564	1.64

PIMCO California Municipal Income Fund III	271	441	1.62

PIMCO New York Municipal Income Fund II	210	341	1.62

†	Amounts in thousands.
*	The rate presented is inclusive of the amortized debt issuance cost. As a result, the rate shown may not fall into the range presented in the table below.

Each VMTP Fund is subject to certain limitations and restrictions while the VMTP Shares are outstanding. Failure to comply with these limitations and restrictions could preclude a VMTP Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of the VMTP Shares at their liquidation preference plus any accumulated, unpaid dividends and other distributions. Any resulting suspension of payment of common share dividends may result in a tax penalty for the applicable VMTP Fund and, in certain circumstances, the loss of treatment as a regulated investment company. Any such mandatory redemption will be conducted on a pro rata basis among each series of the VMTP Shares and the ARPS based upon the

78	PIMCO CLOSED-END FUNDS

December 31, 2020

proportion that the aggregate liquidation preference of any series bears to the aggregate liquidation preference of all outstanding series of such Fund’s preferred shares. Under the terms of a purchase agreement between each VMTP Fund and the investor in the VMTP Shares, each VMTP Fund is subject to various investment requirements. These requirements may be more restrictive than those to which the VMTP Fund is otherwise subject in accordance with its investment objectives and policies. In addition, each VMTP Fund is subject to certain restrictions on its investments imposed by guidelines of the rating agencies that rate the VMTP Shares, which guidelines may be changed by the applicable rating agency, in its sole discretion, from time to time. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the VMTP Fund by the Act.

Ratings agencies may change their methodologies for evaluating and providing ratings for shares of closed-end funds at any time and in their sole discretion, which may affect the rating (if any) of a Fund’s shares. Fitch Ratings published ratings criteria relating to closed-end funds on December 4, 2020, which effectively result in a rating cap of “AA” for debt and preferred stock issued by all closed-end funds and a rating cap of “A” for (i) debt and preferred shares issued by closed-end funds exposed to emerging market debt, below-investment-grade and unrated debt, structured securities and equity, and (ii) closed-end funds with material exposure to “BBB” category rated assets. Accordingly, the updated ratings criteria is expected to cap the credit rating of a Fund’s VMTP Shares at AA, which may lead to a downgrade of the Fund’s VMTP Shares if they are rated higher than AA at the time the new criteria take effect. Fitch does not currently rate the Fund’s ARPS. In addition, future ratings downgrades by Moody’s or Fitch, as applicable, may result in an increase to the Funds’ Preferred Shares dividend rates.

Each VMTP Fund is required to maintain certain asset coverage with respect to all outstanding senior securities of the VMTP Fund which are stocks for purposes of the Act, including the VMTP Shares and ARPS, as set forth in such VMTP Fund’s governing documents and the Act. One such requirement under the Act is that a VMTP Fund is not permitted to declare or pay common share dividends unless immediately thereafter the VMTP Fund has a minimum asset coverage ratio of 200% with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act after deducting the amount of such common share dividends. The asset coverage per share for each VMTP Fund is reported in the Financial Highlights and is disclosed as the product of the asset coverage ratio as of period end and the current liquidation preference.

With respect to the payment of dividends and as to the distribution of assets of each VMTP Fund, ARPS and VMTP Shares rank on parity with each other, and are both senior in priority to the VMTP Funds’ outstanding common shares. Holders of preferred shares of each VMTP Fund, who are entitled to one vote per share, including holders of VMTP Shares and ARPS, generally vote together as one class with the common shareholders of each VMTP Fund, but preferred shareholders (VMTP Shares and ARPS together) vote separately as a class to elect two Trustees of each Fund, as required by the Act, and on certain matters adversely affecting the rights of preferred shareholders. Under the Act, preferred shareholders, including holders of the VMTP Shares and ARPS, are also entitled to elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years.

The VMTP Shares’ Dividend Rate is determined over the course of a seven-day period, which generally commences each Thursday and ends the following Wednesday (the “Rate Period”). The dividends per share for VMTP Shares for a given Rate Period are dependent on the Dividend Rate for that Rate Period. The Dividend Rate is equal to the greater of (i) the sum of the Index Rate1 plus the Applicable Spread2 for the Rate Period, and (ii) the sum of the product of the Index Rate multiplied by the Applicable Multiplier3 for such Rate Period plus 0.97%. The dividend per VMTP Share for the Rate Period is then determined as described in the table below.4

Dividend Rate		Rate Period Fraction	Liquidation Preference			Dividend
		Number of days in the Rate Period (or a part thereof)
Dividend Rate	x	Divided by	x	100,000	=	Dividends per VMTP Share
		Total number of days in the year

[1]

The Index Rate is determined by reference to a weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes, generally the Securities Industry and Financial Markets Association Municipal Swap Index.

[2]	The Applicable Spread for a Rate Period is a percentage per year that is based on the long term rating most recently assigned by the applicable ratings agency to the VMTP Shares.
[3]	The Applicable Multiplier for a Rate Period is a percentage that is based on the long term rating most recently assigned by the applicable ratings agency to the VMTP Shares.
[4]	The Dividend Rate will in no event exceed 15% per year.

ANNUAL REPORT	|	DECEMBER 31, 2020	79

Notes to Financial Statements	(Cont.)

For the period ended December 31, 2020, the annualized dividend rate on the VMTP Shares ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of December 31, 2020
PIMCO Municipal Income Fund

Series 2022	233	6.170%	1.050%	1.060%

PIMCO Municipal Income Fund II

Series 2022	687	6.170%	1.050%	1.060%

PIMCO Municipal Income Fund III

Series 2022	343	6.170%	1.050%	1.060%

PIMCO California Municipal Income Fund

Series 2022	293	6.170%	1.050%	1.060%

PIMCO California Municipal Income Fund II

Series 2022	343	6.170%	1.050%	1.060%

PIMCO California Municipal Income Fund III

Series 2022	271	6.170%	1.050%	1.060%

PIMCO New York Municipal Income Fund II
Series 2022	210	6.170%	1.050%	1.060%

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of December 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Municipal Income Fund	$836	$0	$0	$60,013	$0	$(5,545)	$0	$0

PIMCO Municipal Income Fund II	3,942	0	0	135,043	0	(14,803)	0	0

PIMCO Municipal Income Fund III	0	0	0	66,317	(333)	(3,620)	0	0

PIMCO California Municipal Income Fund	1,077	0	0	41,851	0	(22)	0	0

PIMCO California Municipal Income Fund II	0	0	0	60,488	(1,033)	(1,213)	0	0

PIMCO California Municipal Income Fund III	394	0	0	36,169	0	(1,997)	0	0

PIMCO New York Municipal Income Fund	0	0	0	12,563	(76)	(1,452)	0	0

PIMCO New York Municipal Income Fund II	340	0	0	19,931	0	(4,528)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals. Also adjusted for differences between book and tax defaulted bond interest accrual and inverse floater transactions.
(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end and organizational costs.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through December 31, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2020 through December 31, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

80	PIMCO CLOSED-END FUNDS

December 31, 2020

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considereed all short-term under previous law. As of December 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Municipal Income Fund	$3,188	$2,357

PIMCO Municipal Income Fund II	9,657	5,146

PIMCO Municipal Income Fund III	3,620	0

PIMCO California Municipal Income Fund	22	0

PIMCO California Municipal Income Fund II	1,213	0

PIMCO California Municipal Income Fund III	839	1,158

PIMCO New York Municipal Income Fund	905	547

PIMCO New York Municipal Income Fund II	3,609	919

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Municipal Income Fund	$523,112	$65,335	$(5,293)	$60,042

PIMCO Municipal Income Fund II	1,202,010	137,788	(3,925)	133,863

PIMCO Municipal Income Fund III	574,632	68,960	(2,354)	66,606

PIMCO California Municipal Income Fund	426,683	42,972	(15)	42,957

PIMCO California Municipal Income Fund II	426,864	61,467	(31)	61,436

PIMCO California Municipal Income Fund III	357,480	36,287	0	36,287

PIMCO New York Municipal Income Fund	146,821	12,192	(830)	11,362

PIMCO New York Municipal Income Fund II	200,462	21,451	(1,207)	20,244

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, inverse floater transactions, and tax defaulted bond interest accrual for federal Income tax purposes.

For the fiscal years ended December 31, 2020 and December 31, 2019, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	December 31, 2020				December 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Municipal Income Fund	$18,441	$490	$1,698	$0	$22,109	$454	$382	$0

PIMCO Municipal Income Fund II	47,316	333	0	0	55,752	479	0	0

PIMCO Municipal Income Fund III	19,777	158	389	0	24,242	237	0	0

PIMCO California Municipal Income Fund	15,949	106	112	0	20,270	143	0	0

PIMCO California Municipal Income Fund II	13,674	94	188	69	16,360	136	5,338	0

PIMCO California Municipal Income Fund III	11,235	34	251	0	13,797	85	0	0

PIMCO New York Municipal Income Fund	4,346	33	99	0	6,043	51	0	0

PIMCO New York Municipal Income Fund II	5,929	61	0	0	7,075	108	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	DECEMBER 31, 2020	81

Notes to Financial Statements	(Cont.)	December 31, 2020

15. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On January 4, 2021, the following distributions were declared to common shareholders payable February 1, 2021 to shareholders of record on January 14, 2021:

PIMCO Municipal Income Fund	$0.054000 per common share

PIMCO Municipal Income Fund II	$0.059000 per common share

PIMCO Municipal Income Fund III	$0.046000 per common share

PIMCO California Municipal Income Fund	$0.065000 per common share

PIMCO California Municipal Income Fund II	$0.032000 per common share

PIMCO California Municipal Income Fund III	$0.038000 per common share

PIMCO New York Municipal Income Fund	$0.042000 per common share

PIMCO New York Municipal Income Fund II	$0.040045 per common share

On February 1, 2021, the following distributions were declared to common shareholders payable March 1, 2021 to shareholders of record on February 11, 2021:

PIMCO Municipal Income Fund	$0.054000 per common share

PIMCO Municipal Income Fund II	$0.059000 per common share

PIMCO Municipal Income Fund III	$0.046000 per common share

PIMCO California Municipal Income Fund	$0.065000 per common share

PIMCO California Municipal Income Fund II	$0.032000 per common share

PIMCO California Municipal Income Fund III	$0.038000 per common share

PIMCO New York Municipal Income Fund	$0.042000 per common share

PIMCO New York Municipal Income Fund II	$0.040045 per common share

Effective February 2, 2021, each Fund revised its non-fundamental investment policies such that each Fund (i) may invest up to 20% of its total assets in securities that generate income subject to the federal alternative minimum tax (“AMT Bonds”) and (ii) may invest up to 20% of its net assets in municipal bonds that are rated Ba or B or lower by Moody’s Investors Service, Inc. or BB or B or lower by S&P Global Ratings or Fitch, Inc., or that are unrated but determined to be of comparable quality by PIMCO (“non-investment grade securities”).

There were no other subsequent events identified that require recognition or disclosure.

82	PIMCO CLOSED-END FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund and PIMCO New York Municipal Income Fund II

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund and PIMCO New York Municipal Income Fund II (hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations and cash flows for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 25, 2021

We have served as the auditor of one or more investment companies in PIMCO Non-Taxable Closed-End Funds since 2002.

ANNUAL REPORT	|	DECEMBER 31, 2020	83

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

USD (or $)	United States Dollar

Municipal Bond or Agency Abbreviations:

AGC	Assured Guaranty Corp.	CM	California Mortgage Insurance	NPFGC	National Public Finance Guarantee Corp.

AGM	Assured Guaranty Municipal	CR	Custodial Receipts	Q-SBLF	Qualified School Bond Loan Fund

AMBAC	American Municipal Bond Assurance Corp.	FHA	Federal Housing Administration

Other Abbreviations:

TBA	To-Be-Announced

84	PIMCO CLOSED-END FUNDS

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), each Fund estimated the monthly sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the fiscal period ended December 31, 2020 calculated as of the end of each month pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Municipal Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2020	$0.0540	$0.0000	$0.0000	$0.0540

August 2020	$0.0540	$0.0000	$0.0000	$0.0540

September 2020	$0.0540	$0.0000	$0.0000	$0.0540

October 2020	$0.0540	$0.0000	$0.0000	$0.0540

November 2020	$0.0540	$0.0000	$0.0000	$0.0540

December 2020	$0.0540	$0.0000	$0.0000	$0.0540

PIMCO Municipal Income Fund II	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2020	$0.0590	$0.0000	$0.0000	$0.0590

August 2020	$0.0590	$0.0000	$0.0000	$0.0590

September 2020	$0.0590	$0.0000	$0.0000	$0.0590

October 2020	$0.0590	$0.0000	$0.0000	$0.0590

November 2020	$0.0590	$0.0000	$0.0000	$0.0590

December 2020	$0.0590	$0.0000	$0.0000	$0.0590

PIMCO Municipal Income Fund III	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2020	$0.0460	$0.0000	$0.0000	$0.0460

August 2020	$0.0452	$0.0000	$0.0008	$0.0460

September 2020	$0.0460	$0.0000	$0.0000	$0.0460

October 2020	$0.0460	$0.0000	$0.0000	$0.0460

November 2020	$0.0460	$0.0000	$0.0000	$0.0460

December 2020	$0.0460	$0.0000	$0.0000	$0.0460

PIMCO California Municipal Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2020	$0.0650	$0.0000	$0.0000	$0.0650

August 2020	$0.0650	$0.0000	$0.0000	$0.0650

September 2020	$0.0650	$0.0000	$0.0000	$0.0650

October 2020	$0.0650	$0.0000	$0.0000	$0.0650

November 2020	$0.0650	$0.0000	$0.0000	$0.0650

December 2020	$0.0650	$0.0000	$0.0000	$0.0650

PIMCO California Municipal Income Fund II	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2020	$0.0320	$0.0000	$0.0000	$0.0320

August 2020	$0.0296	$0.0000	$0.0024	$0.0320

September 2020	$0.0320	$0.0000	$0.0000	$0.0320

October 2020	$0.0320	$0.0000	$0.0000	$0.0320

November 2020	$0.0310	$0.0000	$0.0010	$0.0320

December 2020	$0.0320	$0.0000	$0.0000	$0.0320

ANNUAL REPORT	|	DECEMBER 31, 2020	85

Distribution Information	(Cont.)	(Unaudited)

PIMCO California Municipal Income Fund III	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2020	$0.0380	$0.0000	$0.0000	$0.0380

August 2020	$0.0376	$0.0000	$0.0004	$0.0380

September 2020	$0.0380	$0.0000	$0.0000	$0.0380

October 2020	$0.0380	$0.0000	$0.0000	$0.0380

November 2020	$0.0380	$0.0000	$0.0000	$0.0380

December 2020	$0.0380	$0.0000	$0.0000	$0.0380

PIMCO New York Municipal Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2020	$0.0420	$0.0000	$0.0000	$0.0420

August 2020	$0.0420	$0.0000	$0.0000	$0.0420

September 2020	$0.0420	$0.0000	$0.0000	$0.0420

October 2020	$0.0420	$0.0000	$0.0000	$0.0420

November 2020	$0.0420	$0.0000	$0.0000	$0.0420

December 2020	$0.0420	$0.0000	$0.0000	$0.0420

PIMCO New York Municipal Income Fund II	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2020	$0.0400	$0.0000	$0.0000	$0.0400

August 2020	$0.0400	$0.0000	$0.0000	$0.0400

September 2020	$0.0400	$0.0000	$0.0000	$0.0400

October 2020	$0.0400	$0.0000	$0.0000	$0.0400

November 2020	$0.0400	$0.0000	$0.0000	$0.0400

December 2020	$0.0400	$0.0000	$0.0000	$0.0400

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

86	PIMCO CLOSED-END FUNDS

Annual Shareholder Meeting Results	(Unaudited)

The Funds held their annual meetings of shareholders on December 18, 2020. Common and Preferred Shareholders, voting together as a single class, voted as indicated below:

PIMCO Municipal Income Fund	Affirmative	Withheld Authority

Re-election of Joseph B. Kittredge, Jr. — Class III to serve until the annual meeting held during the 2023 fiscal year	21,190,866	420,645

Re-election of William B. Ogden, IV — Class III to serve until the annual meeting held during the 2023 fiscal year	21,195,941	415,570

Re-election of David N. Fisher† — Class III to serve until the annual meeting held during the 2023 fiscal year	21,196,319	415,192

Due to James A. Jacobson’s scheduled retirement from the Board of Trustees of all PIMCO Sponsored Closed-End Funds at the end of 2020, he did not stand for re-election as a Trustee of the Fund at the annual meeting of shareholders, and he was no longer a Trustee of the Fund following the annual meeting of shareholders. The other members of the Board of Trustees at the time of the meeting, namely, Mses. Deborah A. DeCotis and Sarah E. Cogan and Messrs. Alan Rappaport, T. Matthew Buffington, Derrick A. Clark, John C. Maney and Hans W. Kertess continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO Municipal Income Fund II	Affirmative	Withheld Authority

Re-election of Joseph B. Kittredge, Jr. — Class III to serve until the annual meeting held during the 2023 fiscal year	52,459,941	1,852,576

Re-election of William B. Ogden, IV — Class III to serve until the annual meeting held during the 2023 fiscal year	52,155,100	2,157,417

Re-election of David N. Fisher† — Class III to serve until the annual meeting held during the 2023 fiscal year	52,428,081	1,884,436

Due to James A. Jacobson’s scheduled retirement from the Board of Trustees of all PIMCO Sponsored Closed-End Funds at the end of 2020, he did not stand for re-election as a Trustee of the Fund at the annual meeting of shareholders, and he was no longer a Trustee of the Fund following the annual meeting of shareholders. The other members of the Board of Trustees at the time of the meeting, namely, Mses. Deborah A. DeCotis and Sarah E. Cogan and Messrs. Alan Rappaport, T. Matthew Buffington, Derrick A. Clark, John C. Maney and Hans W. Kertess continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO Municipal Income Fund III	Affirmative	Withheld Authority

Re-election of Joseph B. Kittredge, Jr. — Class II to serve until the annual meeting held during the 2022 fiscal year	27,398,881	1,365,008

Re-election of Deborah A. DeCotis — Class III to serve until the annual meeting held during the 2023 fiscal year	27,425,695	1,338,194

Re-election of William B. Ogden, IV — Class III to serve until the annual meeting held during the 2023 fiscal year	27,271,665	1,492,224

Re-election of David N. Fisher† — Class III to serve until the annual meeting held during the 2023 fiscal year	27,485,084	1,278,805

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Sarah E. Cogan and Messrs. Alan Rappaport, T. Matthew Buffington, Derrick A. Clark, John C. Maney and Hans W. Kertess continued to serve as Trustees of the Fund. James A. Jacobson, who was a member of the Board of Trustees at the time of the meeting, retired from his position as Trustee of the Fund, effective December 31, 2020.

†	Interested Trustee

PIMCO California Municipal Income Fund	Affirmative	Withheld Authority

Re-election of Joseph B. Kittredge, Jr. — Class III to serve until the annual meeting held during the 2023 fiscal year	14,318,813	436,105

Re-election of William B. Ogden, IV — Class III to serve until the annual meeting held during the 2023 fiscal year	14,314,113	440,805

Re-election of David N. Fisher† — Class III to serve until the annual meeting held during the 2023 fiscal year	14,290,332	464,586

Due to James A. Jacobson’s scheduled retirement from the Board of Trustees of all PIMCO Sponsored Closed-End Funds at the end of 2020, he did not stand for re-election as a Trustee of the Fund at the annual meeting of shareholders, and he was no longer a Trustee of the Fund following the annual meeting of shareholders. The other members of the Board of Trustees at the time of the meeting, namely, Mses. Deborah A. DeCotis and Sarah E. Cogan and Messrs. Alan Rappaport, T. Matthew Buffington, Derrick A. Clark, John C. Maney and Hans W. Kertess continued to serve as Trustees of the Fund.

†	Interested Trustee

ANNUAL REPORT	|	DECEMBER 31, 2020	87

Annual Shareholder Meeting Results	(Cont.)	(Unaudited)

PIMCO California Municipal Income Fund II	Affirmative	Withheld Authority

Re-election of Joseph B. Kittredge, Jr. — Class III to serve until the annual meeting held during the 2023 fiscal year	25,296,538	1,126,303

Re-election of William B. Ogden, IV — Class III to serve until the annual meeting held during the 2023 fiscal year	25,226,993	1,195,848

Re-election of David N. Fisher† — Class III to serve until the annual meeting held during the 2023 fiscal year	25,312,858	1,109,983

Due to James A. Jacobson’s scheduled retirement from the Board of Trustees of all PIMCO Sponsored Closed-End Funds at the end of 2020, he did not stand for re-election as a Trustee of the Fund at the annual meeting of shareholders, and he was no longer a Trustee of the Fund following the annual meeting of shareholders. The other members of the Board of Trustees at the time of the meeting, namely, Mses. Deborah A. DeCotis and Sarah E. Cogan and Messrs. Alan Rappaport, T. Matthew Buffington, Derrick A. Clark, John C. Maney and Hans W. Kertess continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO California Municipal Income Fund III	Affirmative	Withheld Authority

Re-election of Joseph B. Kittredge, Jr. — Class II to serve until the annual meeting held during the 2022 fiscal year	16,833,543	535,986

Re-election of Deborah A. DeCotis — Class III to serve until the annual meeting held during the 2023 fiscal year	16,865,710	503,819

Re-election of William B. Ogden, IV — Class III to serve until the annual meeting held during the 2023 fiscal year	16,830,225	539,304

Re-election of David N. Fisher† — Class III to serve until the annual meeting held during the 2023 fiscal year	16,859,767	509,762

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Sarah E. Cogan and Messrs. Alan Rappaport, T. Matthew Buffington, Derrick A. Clark, John C. Maney and Hans W. Kertess continued to serve as Trustees of the Fund. James A. Jacobson, who was a member of the Board of Trustees at the time of the meeting, retired from his position as Trustee of the Fund, effective December 31, 2020.

†	Interested Trustee

PIMCO New York Municipal Income Fund	Affirmative	Withheld Authority

Re-election of Joseph B. Kittredge, Jr. — Class III to serve until the annual meeting held during the 2023 fiscal year	6,445,884	91,749

Re-election of William B. Ogden, IV — Class III to serve until the annual meeting held during the 2023 fiscal year	6,445,884	91,749

Re-election of David N. Fisher† — Class III to serve until the annual meeting held during the 2023 fiscal year	6,450,331	87,302

Due to James A. Jacobson’s scheduled retirement from the Board of Trustees of all PIMCO Sponsored Closed-End Funds at the end of 2020, he did not stand for re-election as a Trustee of the Fund at the annual meeting of shareholders, and he was no longer a Trustee of the Fund following the annual meeting of shareholders. The other members of the Board of Trustees at the time of the meeting, namely, Mses. Deborah A. DeCotis and Sarah E. Cogan and Messrs. Alan Rappaport, T. Matthew Buffington, Derrick A. Clark, John C. Maney and Hans W. Kertess continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO New York Municipal Income Fund II	Affirmative	Withheld Authority

Re-election of Joseph B. Kittredge, Jr. — Class III to serve until the annual meeting held during the 2023 fiscal year	8,726,731	417,137

Re-election of William B. Ogden, IV — Class III to serve until the annual meeting held during the 2023 fiscal year	8,753,330	390,538

Re-election of David N. Fisher† — Class III to serve until the annual meeting held during the 2023 fiscal year	8,736,781	407,087

Due to James A. Jacobson’s scheduled retirement from the Board of Trustees of all PIMCO Sponsored Closed-End Funds at the end of 2020, he did not stand for re-election as a Trustee of the Fund at the annual meeting of shareholders, and he was no longer a Trustee of the Fund following the annual meeting of shareholders. The other members of the Board of Trustees at the time of the meeting, namely, Mses. Deborah A. DeCotis and Sarah E. Cogan and Messrs. Alan Rappaport, T. Matthew Buffington, Derrick A. Clark, John C. Maney and Hans W. Kertess continued to serve as Trustees of the Fund.

†	Interested Trustee

88	PIMCO CLOSED-END FUNDS

Changes to Boards of Trustees	(Unaudited)

Effective December 31, 2020, James A. Jacobson resigned from his position as Trustee of each Fund.

ANNUAL REPORT	|	DECEMBER 31, 2020	89

Dividend Reinvestment Plan

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (844) 33-PIMCO, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the NAV per common share of each Fund is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your

90	PIMCO CLOSED-END FUNDS

(Unaudited)

name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO; website: www.amstock.com.

ANNUAL REPORT	|	DECEMBER 31, 2020	91

Additional Information Regarding the Funds

CHANGES OCCURRING DURING PRIOR FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

1. On December 4, 2020, the Funds announced that, effective February 2, 2021, each Fund would revise its non-fundamental investment policies such that each Fund (i) may invest up to 20% of its total assets in securities that generate income subject to the federal alternative minimum tax (“AMT Bonds”) (the “AMT Policy Revision”) and (ii) may invest up to 20% of its net assets in municipal bonds that are rated Ba or B or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or B or lower by S&P Global Ratings (“S&P”) or Fitch, Inc. (“Fitch”), or that are unrated but determined to be of comparable quality by PIMCO Investment Management Company, LLC (“PIMCO”) (the “Lower-Rated Investments Policy Revision”), as described in further detail below.

Each Fund effected the AMT Policy Revision by amending and restating its non-fundamental investment policies as follows, effective February 2, 2021:

Fund	Current Policy	Amended Policy Effective February 2, 2021
PCQ, PCK and PZC	Under normal market conditions, the Fund will invest substantially all (at least 90%) of its net assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), is exempt from federal and California income taxes. The Fund will [at all times][1] seek to avoid bonds generating interest potentially subjecting individuals to the alternative minimum tax.	Under normal circumstances, the Fund will invest at least 90% of its net assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), is exempt from regular federal and California income taxes (i.e., excluded from gross income for federal and California income tax purposes but not necessarily exempt from the federal alternative minimum tax). Subject to its other investment policies, the Fund may invest up to 20% of its total assets in investments the interest from which is subject to the federal alternative minimum tax.
PMF, PML and PMX	Under normal market conditions, the Fund expects to be fully invested (at least 90% of its net assets) in tax-exempt municipal bonds. The Fund will [at all times][1] seek to avoid bonds generating interest potentially subjecting individuals to the alternative minimum tax.	Under normal circumstances, the Fund expects to invest at least 90% of its net assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), is exempt from regular federal income taxes (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax). Subject to its other investment policies, the Fund may invest up to 20% of its total assets in investments the interest from which is subject to the federal alternative minimum tax.
PNF and PNI	Under normal market conditions, the Fund will invest substantially all (at least 90%) of its net assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable) is exempt from federal, New York State and New York City income taxes. The Fund will [at all times][1] seek to avoid bonds generating interest potentially subjecting individuals to the alternative minimum tax.	Under normal circumstances, the Fund will invest at least 90% of its net assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable) is exempt from regular federal, New York State and New York City income taxes (i.e., excluded from gross income for federal, New York State and New York City income tax purposes but not necessarily exempt from the federal alternative minimum tax). Subject to its other investment policies, the Fund may invest up to 20% of its total assets in investments the interest from which is subject to the federal alternative minimum tax.

[1]	The bracketed language does not apply to PCQ, PMF or PNF.

92	PIMCO CLOSED-END FUNDS

(Unaudited)

Each Fund effected the Lower-Rated Investments Policy Revision by amending and restating its non-fundamental investment policies as follows, effective February 2, 2021:

Fund	Current Policy	Amended Policy Effective February 2, 2021
PCQ, PCK, PZC, PMF, PML, PMX, PNF, and PNI	The Fund may invest up to 20% of its net assets in municipal bonds that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by the Fund’s portfolio manager.	The Fund may invest up to 20% of its net assets in municipal bonds that are rated Ba/BB or B or lower or that are unrated but determined to be of comparable quality by PIMCO.

Investments by the Funds in AMT Bonds and lower-rated securities may expose the Funds to the principal risks below:

AMT Bonds Risk

Investments by the Funds in AMT Bonds may expose the Funds to certain risks in addition to those typically associated with municipal bonds. Interest or principal on AMT Bonds paid out of current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could also affect the economic viability of facilities that are the sole source of revenue to support AMT Bonds. In this regard, AMT Bonds may entail greater risks than general obligation municipal bonds. For shareholders subject to the federal alternative minimum tax, a portion of a Fund’s distributions may not be exempt from gross federal income, which may give rise to alternative minimum tax liability.

High Yield Securities Risk

To the extent that a Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”), the Fund may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities, which could have a negative effect on the NAV of the Fund’s Common Shares or Common Share dividends. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities at an advantageous time or price. A Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.

Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. These factors may result in a Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities, an investment in a Fund should be considered speculative.

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on a Fund. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. A Fund may purchase stressed or distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.

An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service or repay their debt obligations. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on a Fund’s ability to dispose of them. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in a Fund’s portfolio may become illiquid or less liquid. As a result, a Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. To the extent a Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard.

A Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers

ANNUAL REPORT	|	DECEMBER 31, 2020	93

Additional Information Regarding the Funds	(Cont.)	(Unaudited)

of higher quality debt securities. Due to the risks involved in investing in high yield securities, an investment in a Fund should be considered speculative.

2. The following principal risk disclosures have been added with respect to each Fund:

Market Disruptions Risk

Each Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to a Fund’s investments or the Investment Manager’s operations and cause the Funds to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as each Fund’s investment adviser, rely, and could otherwise disrupt each Fund’s service providers’ ability to fulfill their obligations to the Funds.

The U.S. Federal Reserve has made emergency interest-rate cuts, moving short-term rates to near zero, issued forward guidance that rates will remain low until the economy weathers the COVID-19 crisis, and resumed quantitative easing. Additionally, Congress has approved stimulus to offset the severity and duration of the adverse economic effects of COVID-19 and related disruptions in economic and business activity. Dozens of central banks across Europe, Asia, and elsewhere have announced and/or adopted similar economic relief packages. The introduction and adoption of these packages could cause market disruptions and volatility. In addition, the end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature.

Puerto Rico-Specific Risk

A Fund may be affected significantly by economic, regulatory, restructuring or political developments affecting the ability of Puerto Rico issuers to pay interest or repay principal. Certain issuers of Puerto Rico municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain Puerto Rico issuers to pay principal or interest on their obligations. Provisions of the Puerto Rico Constitution and Commonwealth laws, including a federally-appointed oversight board to oversee the Commonwealth’s financial operations, which limit the taxing and spending authority of Puerto Rico governmental entities may impair the ability of Puerto Rico issuers to pay principal and/or interest on their obligations. While Puerto Rico’s economy is broad, it does have major concentrations in certain industries, such as manufacturing and service, and may be sensitive to economic problems affecting those industries. Future Puerto Rico political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation, debt restructuring and voter initiatives could have an adverse effect on the debt obligations of Puerto Rico issuers.

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Principal Investment Strategies	(Unaudited)

The information in this section is as of December 31, 2020. As discussed above, on December 4, 2020, the Funds announced certain changes to their investment guidelines effective February 2, 2021.

The investment objective of each of PCQ, PCK and PZC is to provide current income exempt from federal and California income tax. The investment objective of each of PMF, PML and PMX is to provide current income exempt from federal income tax. The investment objective of PNF and PNI is to provide current income exempt from federal, New York State and New York City income tax. In pursuing each Fund’s investment objective, the Fund’s investment manager, Pacific Investment Management Company LLC (“PIMCO or the “Investment Manager”), also seeks to preserve and enhance the value of the Fund’s holdings relative to the municipal bond market generally, using proprietary analytical models that test and evaluate the sensitivity of those holdings to changes in interest rates and yield relationships. A Fund cannot assure you that it will achieve its investment objective, and you could lose all of your investment in the Fund.

Portfolio Management Strategies

Under normal market conditions, each Fund other than PMF, PML and PMX will invest substantially all (at least 90%) of its net assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable) is exempt from federal and California (in the case of PCQ, PCK and PZC) or New York State and New York City (in the case of PNF and PNI) income taxes (“California Municipal Bonds” or “New York Municipal Bonds”, as applicable).

Under normal market conditions, each of PMF, PML and PMX expects to be fully invested (at least 90% of its net assets) in tax-exempt municipal bonds.

Each Fund other than PCQ, PMF and PNF will at all times seek to avoid bonds generating interest potentially subjecting individuals to the alternative minimum tax. Each of PCQ, PMF and PNF will seek to avoid bonds generating interest potentially subjecting individuals to the alternative minimum tax.

Each Fund invests at least 80% of its net assets in municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa by Moody’s Investors Service, Inc. (“Moody’s) or BBB or better by S&P Global Ratings (“S&P”) or Fitch, Inc. (“Fitch”)), or bonds that are unrated but determined to be of comparable quality by PIMCO. Each Fund may invest up to 20% of its net assets in municipal bonds that are, at the time of investment, rated Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by PIMCO. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.” Bonds in the lowest investment grade category may also be considered to possess some speculative characteristics.

The Funds’ investment in municipal bonds may be based on PIMCO’s belief that their yield and/or total return potential is higher than that available on bonds bearing similar levels of interest rate risk, credit risk and other forms of risk, or that their value relative to the municipal bond market is less sensitive to these risks. Each Fund attempts to produce returns relative to the municipal bond market generally by prudent selection of municipal bonds. The Funds may invest in bonds associated with a particular municipal market sector (for example, electric utilities), issued by a particular municipal issuer, or having particular structural characteristics, that PIMCO believes may be undervalued. PIMCO may purchase such a bond for a Fund’s portfolio because it represents a market sector or issuer that PIMCO considers undervalued. Municipal bonds of particular types (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued.

Portfolio Contents

For each of PML, PMF and PMX, the municipal bonds in which the Fund invests are generally issued by a U.S. state or territory, a city in a U.S. state or territory, or a political subdivision, agency, authority, or instrumentality of such state, territory or city.

For each of PCQ, PCK and PZC, the California Municipal Bonds in which the Fund invests are generally issued by the State of California, a city in California, or a political subdivision, agency, authority, or instrumentality of such state or city, but may be issued by other U.S. states and/or U.S. territories, the interest from which is exempt from California and federal income taxes.

For each of PNF and PNI, the New York Municipal Bonds in which the Fund invests are generally issued by the State of New York, a city in New York (including New York City) or a political subdivision, agency, authority or instrumentality of such state or city, but may be issued by other U.S. states and/or U.S. territories, the interest from which is exempt from New York, New York City and federal income taxes.

Each of PCQ, PCK, PZC, PNF and PNI may also invest up to 10% of its net assets in municipal bonds issued by a U.S. state or territory, a city

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Principal Investment Strategies	(Cont.)

in a U.S. state or territory, or a political subdivision, agency, authority, or instrumentality of such state, territory or city, the interest from which is not exempt from California or New York and New York City income taxes, as applicable.

Also included within the general category of municipal bonds in which each Fund may invest are participations in lease obligations.

Each Fund may invest in “structured” notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market, such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Each such Fund may do so for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio (and thereby decreasing the Fund’s exposure to interest rate risk).

Each Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value and overall credit risk posed by investments in such securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income.

Each Fund may buy and sell municipal bonds on a when-issued, delayed delivery or forward commitment basis, making payment or taking delivery at a later date. Each Fund may invest in floating rate debt instruments (“floaters”), including inverse floaters, and engage in credit spread trades.

Each Fund may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and seeks to use the proceeds to purchase municipal securities having longer maturities and bearing interest at a higher fixed interest rate than prevailing short-term tax-exempt rates. Service providers of such trusts may have recourse against a Fund in certain cases.

Each Fund may also invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. Each Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market, or when PIMCO believes share prices of other investment companies offer attractive values. Each Fund may invest in investment companies that are advised by PIMCO or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a shareholder of an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested.

Each Fund generally intends to invest primarily in municipal bonds with longer-term maturities (for example, 15-30 years), but may invest in bonds of any maturity and otherwise seek a shorter average weighted maturity of its portfolio.

Each Fund may purchase and sell (write) a variety of derivatives, such as put options and call options on securities, short sales, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or as part of its overall investment strategy. Each Fund also may enter into swap agreements with respect to interest rates and indexes of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments.

Each of PCK, PZC, PML, PMX and PNI may invest up to 20% (and each of PCQ, PMF and PNF may invest up to 15%) of its net assets in securities which are illiquid at the time of investment (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).

Each Fund has outstanding auction rate preferred shares of beneficial interest (“ARPS”) and, except for PNF, variable rate munifund term preferred shares of beneficial interest (“VMTP” and together with the ARPS and any other preferred shares a Fund may have outstanding, “Preferred Shares”). In connection with rating each Fund’s Preferred Shares, Moody’s and Fitch, as applicable, impose specific asset coverage tests and other limitations and restrictions that may limit a Fund’s ability to engage in certain of the transactions described above. In addition, failure to comply with these limitations and restrictions could, among other things, preclude a Fund from declaring or paying dividend or distributions.

Temporary Defensive Investments.  Upon PIMCO’s recommendation, temporarily or for defensive purposes and in order to keep a Fund’s cash fully invested, each Fund may invest up to 100% of its net assets in high quality, short-term investments, including mortgage-backed and corporate debt securities that may be either tax-exempt or taxable. Each Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt (including securities that

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generate income subject to the federal alternative minimum tax) short-term investments are not available at reasonable prices and yields. To the extent a Fund invests in taxable short-term investments, such Fund will not at such times be in a position to achieve its investment objective.

Use of Leverage

Each Fund currently utilizes leverage principally through its outstanding Preferred Shares and floating rate notes issued in tender option bond transactions. Each Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments. Each Fund may also determine to issue other types of preferred shares or determine to decrease the leverage it currently maintains through its outstanding Preferred Shares through Preferred Shares redemptions or tender offers and may or may not determine to replace such leverage through other sources.

The amount of leverage that a Fund uses may change, but total leverage is not normally expected to exceed 50% of the Fund’s total assets. To the extent a Fund covers its commitments under tender option bonds or other derivatives instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations, they will not be considered “senior securities” under the Investment Company Act of 1940 (“1940 Act”) and will not be subject to the 50% policy described in the foregoing sentence.

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Principal Risks of the Funds

The information in this section is as of December 31, 2020. As discussed above, on December 4, 2020, the Funds announced certain changes to their investment guidelines effective February 2, 2021 that will permit them to invest in AMT Bonds and lower-rated securities. Please see above for the principal risks related to such investments.

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investments, investment company investments or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

AMT Bonds Risk

Investments by the Funds in AMT Bonds may expose the Funds to certain risks in addition to those typically associated with municipal bonds. Interest or principal on AMT Bonds paid out of current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could also affect the economic viability of facilities that are the sole source of revenue to support AMT Bonds. In this regard, AMT Bonds may entail greater risks than general obligation municipal bonds. For shareholders subject to the federal alternative minimum tax, a portion of a Fund’s distributions may not be exempt from gross federal income, which may give rise to alternative minimum tax liability.

California State-Specific Risk

A Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in advanced technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected. Issuers may call outstanding securities prior to their maturity for a number of reasons. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Funds and/or the Investment Manager due to their possible affiliations with Allianz SE, the ultimate parent of the Investment Manager. Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Concentration Risk

Substantial exposure to municipal bonds of particular issuers, geographies and/or jurisdictions will result in susceptibility to political, economic, regulatory and other factors affecting issuers of such bonds, their ability to meet their obligations and the economic condition of the facility or specific revenue source from whose revenues payments of obligations may be made. The ability of state, county, or local governments or other issuers to meet their obligations will depend primarily on the availability of tax and other revenues to those entities. The amounts of tax and other revenues available to issuers may be affected from time to time by economic, political and demographic conditions that specifically impact such issuers. In addition, there are constitutional and statutory restrictions that limit the power of certain issuers to raise revenues or increase taxes. The availability of federal, state and local aid to issuers may also affect their ability to meet their obligations. The creditworthiness of obligations issued by local issuers within a given state may be unrelated to the creditworthiness of obligations issued by the state and there is no obligation on the part of the state to make payment on such local obligations in the event of default. Any reduction in the actual or perceived ability of an issuer to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could adversely affect the values of other bonds as well. Moreover, in such circumstances, the value of the Fund’s shares may fluctuate more widely than the value of shares of a more diversified fund.

Many factors, including national economic, social and environmental policies and conditions, which are not within the control of issuers, could affect or could have an adverse impact on the financial condition of the issuers. A Fund is unable to predict whether or to what extent

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such factors or other factors may affect issuers, the market value or marketability of such bonds or the ability of the respective issuers of the bonds acquired by the Fund to pay interest on or principal of such bonds.

Counterparty Risk

A Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that a Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and a Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, a Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If a Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to any underlying security or asset. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. While a Fund may seek to manage its counterparty risk by transacting with a number of counterparties, concerns about the solvency of, or a default by, one large market participant could lead to significant impairment of liquidity and other adverse consequences for other counterparties.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities is unable or unwilling, or is perceived as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its obligations. The downgrade of the credit of a security held by a Fund may decrease its value. This risk is greater to the extent a Fund uses leverage or derivatives. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Cybersecurity Risk

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investments to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because a Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders could be negatively impacted as a result.

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Principal Risks of the Funds	(Cont.)

Derivatives Risk

The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, a Fund could lose more than the amount invested and derivatives may increase the volatility of a Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by Common Shareholders.

Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivatives might not be available for OTC derivatives transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If a Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of a Fund and its counterparty.

It may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund’s hedging transactions will be effective. In such case, a Fund may lose money.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity and investment risk. When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund’s hedging transactions will be effective.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund’s derivative transactions, impede the employment of a Fund’s derivatives strategies, or adversely affect a Fund’s performance and cause a Fund to lose value. For instance, in October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in a Fund’s asset segregation and cover practices discussed herein. Subject to certain exceptions, and after an eighteen-month transition period, the final rule requires the Funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to invest in derivatives, short sales, reverse repurchase agreements and similar financing transactions, limit a Fund’s ability to employ certain strategies that use

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these instruments and/or adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objective and may increase the cost of a Fund’s investments and costs of doing business, which could adversely affect investors.

Distribution Risk

Although the Funds may seek to maintain level distributions, a Fund’s distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

For instance, during periods of low or declining interest rates, a Fund’s distributable income and dividend levels may decline for many reasons. For example, a Fund may have to deploy uninvested assets (whether from purchases of Fund shares, proceeds from matured, traded or called debt obligations or other sources) in new, lower yielding instruments. Additionally, payments from certain instruments that may be held by a Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund’s distributable income and dividend levels.

High Yield Securities Risk

To the extent that a Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”), the Fund may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities, which could have a negative effect on the NAV of the Fund’s Common Shares or Common Share dividends. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities at an advantageous time or price. A Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.

Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. These factors may result in a Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities, an investment in a Fund should be considered speculative.

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on a Fund. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. A Fund may purchase stressed or distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.

An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service or repay their debt obligations. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on a Fund’s ability to dispose of them. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in a Fund’s portfolio may become illiquid or less liquid. As a result, a Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. To the extent a Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard.

A Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities. Due to the risks involved in investing in high yield securities, an investment in a Fund should be considered speculative.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation

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Principal Risks of the Funds	(Cont.)

decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio and Common Shares.

Insurance Risk

A Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. If the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in a Fund’s portfolio will decline in value because of a change in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to effectively hedge against changes in interest rates or may choose not to do so for cost or other reasons.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). This risk may be particularly acute in the current market environment because market interest rates are currently near historically low levels. Thus, the Funds currently face a heightened level of interest rate risk.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of 15 years would generally be expected to decline by approximately 15% if interest rates rose by one percentage point.

Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Interest rates in the United States and many parts of the world are at or near historically low levels. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if a Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent a Fund uses leverage or derivatives.

Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest

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rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Rising interest rates may result in a decline in value of the Fund’s fixed income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause a Fund to lose value.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Common Shares issued by a Fund and to the issuers of securities and other instruments in which the Fund invests.

Leverage Risk

A Fund’s use of leverage creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To the extent used, there is no assurance that a Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. A Fund’s assets attributable to leverage, if any, will be invested in accordance with the Fund’s investment objective and policies. Interest expense payable by a Fund with respect to derivatives and other forms of leverage, and dividends payable with respect to any preferred shares outstanding, if any, will generally be based on shorter-term interest rates that would be periodically reset. So long as a Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses and other costs to a Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if a Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Therefore, there can be no assurance that a Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, any preferred shares issued by a Fund are expected to pay cumulative dividends, which may tend to increase leverage risk. Leverage creates several major types of risks for Common Shareholders, including:

∎	the likelihood of greater volatility of NAV and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

∎

the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

∎

the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if a Fund were not leveraged and may result in a greater decline in the market value of the Common Shares.

In addition, the counterparties to a Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to a Fund. There is no assurance that reverse repurchase agreements can be successfully employed. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Successful use of dollar rolls may depend upon the Investment Manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. In connection with reverse repurchase agreements and dollar rolls, a Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom a Fund sells

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securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.

A Fund’s use, if any, of total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives gives rise to associated leverage risks described above, and may adversely affect a Fund’s income, distributions and total returns to Common Shareholders. To the extent that any offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it is leveraged through use of these derivative strategies.

Any total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives by a Fund or counterparties to the Fund’s other leveraging transactions, if any, would have seniority over the Fund’s Common Shares.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act relating to a registered investment company’s use of derivatives and related instruments. Rule 18f-4 under the 1940 Act may require the Funds to observe more stringent asset coverage and related requirements than were previously imposed by the 1940 Act, which could adversely affect the value or performance of the Funds and the Common Shares and/or distribution rate.

Because the fees received by the Investment Manager may increase depending on the types of leverage utilized by a Fund, the Investment Manager has a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between the Investment Manager, on the one hand, and the Common Shareholders, on the other hand.2

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the

[2]	The types of leverage on which fees are received by the Investment Manager with respect to the Fund are discussed in Note [ ] in the Notes to Financial Statements.

illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. In such cases, a Fund, due to limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector.

Fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. The risks associated with illiquid instruments may be particularly acute in situations in which a Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Management Risk

The Funds are subject to management risk because they are actively managed investment portfolios. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for a Fund, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Funds. To the extent a Fund

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employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Each Fund is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent a Fund from purchasing a security expected to appreciate in value. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing a Fund and may also adversely affect the ability of the Fund to achieve its investment objective. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of the services of one or more key employees of PIMCO could have an adverse impact on a Fund’s ability to realize its investment objectives.

In addition, each Fund may rely on various third-party sources to calculate its NAV. As a result, each Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact a Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Fund may be unable to recover any losses associated with such failures.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on a Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund’s investments. Any market disruptions could also prevent the Funds from executing advantageous investment decisions in a timely manner. To the extent that the Funds focus their investments in a region enduring geopolitical market disruption, they will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether the Funds meet their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to the Funds’ investments in fixed income securities. Interest rates in the U.S. are near historically low levels. Any interest rate increases in the future could cause the value of any Fund that invests in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial

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instruments at an advantageous time or accurately price its portfolio investments.

Market Discount Risk

The price of a Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV.

Market Disruptions Risk

Each Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to a Fund’s investments or the Investment Manager’s operations and cause the Funds to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as each Fund’s investment adviser, rely, and could otherwise disrupt each Fund’s service providers’ ability to fulfill their obligations to the Funds.

The U.S. Federal Reserve has made emergency interest-rate cuts, moving short-term rates to near zero, issued forward guidance that rates will remain low until the economy weathers the COVID-19 crisis, and resumed quantitative easing. Additionally, Congress has approved stimulus to offset the severity and duration of the adverse economic effects of COVID-19 and related disruptions in economic and business activity. Dozens of central banks across Europe, Asia, and elsewhere have announced and/or adopted similar economic relief packages. The introduction and adoption of these packages could cause market disruptions and volatility. In addition, the end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature.

Mortgage-Related and Other Asset-Backed Instruments Risk

Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk.

Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause a Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed instruments may be largely dependent upon the cash flows generated by the assets backing the instruments, and asset-backed instruments may not have the benefit of any security interest in the related assets.

Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate mortgage-backed or asset-backed instruments will not be fully paid.

There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed instrument has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. A Fund expects that investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed instruments that are more highly rated.

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(Unaudited)

The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties in the past that adversely affected the performance and market value of certain of a Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) may increase, and a decline in or flattening of housing and other real property values may exacerbate such delinquencies and losses. In addition, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Municipal Bond Risk

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which a Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of PIMCO than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell municipal bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses.

A Fund may invest in revenue bonds, which are typically issued to fund a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Because the principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, there is no guarantee that the particular project will generate enough revenue to pay its obligations, in which case a Fund’s performance may be adversely affected.

A Fund may invest in taxable municipal bonds, such as Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorized state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. A Fund’s investments in Build America Bonds or similar taxable municipal bonds will result in taxable income and the Fund may elect to pass through to holders of the Fund’s common shares (“Common Shares”) the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Taxable municipal bonds involve similar risks as tax-exempt municipal bonds, including credit and market risk.

Municipal securities are also subject to interest rate, credit, and liquidity risk, which are discussed generally elsewhere in this section, and elaborated upon below with respect to municipal bonds.

Interest Rate Risk.  The value of municipal securities, similar to other fixed income securities, will likely drop as interest rates rise in the general market. Conversely, when rates decline, bond prices generally rise.

Credit Risk.  The risk that a borrower may be unable to make interest or principal payments when they are due. A fund that invests in municipal securities relies on the ability of the issuer to service its debt. This subjects a Fund to credit risk in that the municipal issuer may be fiscally unstable or exposed to large liabilities that could impair its ability to honor its obligations. Municipal issuers with significant debt service requirements, in the near-to mid-term; unrated issuers and those with less capital and liquidity to absorb additional expenses may be most at risk. To the extent a Fund invests in lower quality or high yield municipal securities, it may be more sensitive to the adverse credit events in the municipal market. The treatment of municipalities in bankruptcy is more uncertain, and potentially more adverse to debt holders, than for corporate issues.

Liquidity Risk.  The risk that investors may have difficulty finding a buyer when they seek to sell, and therefore, may be forced to sell at a discount to the market value. Liquidity may sometimes be impaired in the municipal market and because a Fund primarily invests in municipal securities, it may find it difficult to purchase or sell such

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securities at opportune times. Liquidity can be impaired due to interest rate concerns, credit events, or general supply and demand imbalances. Depending on the particular issuer and current economic conditions, municipal securities could be deemed more volatile investments.

In addition to general municipal market risks, different municipal sectors may face different risks. For instance, general obligation bonds are secured by the full faith, credit, and taxing power of the municipality issuing the obligation. As such, timely payment depends on the municipality’s ability to raise tax revenue and maintain a fiscally sound budget. The timely payments may also be influenced by any unfunded pension liabilities or other post-employee benefit plan (OPEB) liabilities.

Revenue bonds are secured by special tax revenues or other revenue sources. If the specified revenues do not materialize, then the bonds may not be repaid.

Private activity bonds are yet another type of municipal security. Municipalities use private activity bonds to finance the development of industrial facilities for use by private enterprise. Principal and interest payments are to be made by the private enterprise benefitting from the development, which means that the holder of the bond is exposed to the risk that the private issuer may default on the bond.

Moral obligation bonds are usually issued by special purpose public entities. If the public entity defaults, repayment becomes a “moral obligation” instead of a legal one. The lack of a legally enforceable right to payment in the event of default poses a special risk for a holder of the bond because it has little or no ability to seek recourse in the event of default.

In addition, a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipal securities.

Municipal notes are similar to general municipal debt obligations, but they generally possess shorter terms. Municipal notes can be used to provide interim financing and may not be repaid if anticipated revenues are not realized.

Municipal Project-Specific Risk

A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in general obligation bonds, particularly if there is a large concentration from issuers in a single state. This is because the value of municipal securities can be significantly affected by the political, economic, legal, and legislative realities of the particular issuer’s locality or municipal sector events. Similarly, changes to state or federal regulation tied to a specific sector, such as the hospital sector, could have an impact on the revenue stream for a given subset of the market.

New York State-Specific Risk

A Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. Provisions of the New York Constitution and State statutes which limit the taxing and spending authority of New York governmental entities may impair the ability of New York issuers to pay principal and/or interest on their obligations. While New York’s economy is broad, it does have major concentrations in certain industries, such as financial services, and may be sensitive to economic problems affecting those industries. Future New York political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of New York issuers.

Non-Diversification Risk

PNF is a “non-diversified” fund, which means that the Fund may invest a significant portion of its assets in the securities of a smaller number of issuers than a diversified fund. Focusing investments in a small number of issuers increases risk. By investing in a relatively smaller number of issuers, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Fund may be subject to increased economic, business or political risk to the extent that it invests a substantial portion of its assets in a particular currency, in a group of related industries, in a particular issuer, in the bonds of similar projects or in a narrowly defined geographic area outside the U.S.

Operational Risk

An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny,

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reputational damage or other events, any of which could have a material adverse effect on a Fund. While each Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk

When investing in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to same leverage risks.

Portfolio Turnover Risk

The Investment Manager manages the Funds without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts and other derivative instruments may involve the payment of commissions to futures commission merchants or other intermediaries. Higher portfolio turnover involves correspondingly greater expenses to each Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact a Fund’s after-tax returns.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities

The Investment Manager is involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund. The Investment Manager may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of a Fund. Subject to the requirements of the 1940 Act, the Investment Manager intends to engage in such activities and may receive compensation from third parties for its services. The results of a Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by the Investment Manager or its affiliates, including proprietary accounts, achieve profits on their trading. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Additional Risks Associated with the Funds’ Preferred Shares

Although the Funds’ ARPS ordinarily would pay dividends at rates set at periodic auctions, the weekly auctions for the ARPS (and auctions for similar preferred shares issued by closed-end funds in the U.S.) have failed since 2008. The dividend rates on the ARPS since that time have been paid, and the Funds expect that they will continue to be paid for the foreseeable future, at the “maximum applicable rate.”

The maximum applicable rate for the ARPS and the VMTP Share Dividend Rate is based in part on a multiple of or a spread plus a reference rate). An increase in market interest rates generally, therefore, could increase substantially the dividend rate required to be paid by the Funds to the holders of Preferred Shares, which would increase the costs associated with the Funds’ leverage and reduce the Funds’ net income available for distribution to holders of Common Shares. In addition, the multiple or spread used to calculate the maximum applicable rate for the ARPS and the VMTP Share Dividend Rate is based in part on the credit rating assigned to the ARPS or VMTP Shares by the applicable rating agency(ies), with the multiple or spread generally increasing as the rating declines. Accordingly, future ratings downgrades may result in increases to the maximum applicable rate for the ARPS or to the VMTP Share Dividend Rate.

Therefore, it is possible that a substantial rise in market interest rates and/or further ratings downgrades of the Preferred Shares could, by reducing income available for distribution to the holders of Common Shares and otherwise detracting from the Funds’ investment performance, make the Funds’ continued use of Preferred Shares for leverage purposes less attractive than such use is currently considered to be. In such case, a Fund may elect to redeem some or all of the Preferred Shares outstanding, which may require it to dispose of investments at inopportune times and to incur losses on such dispositions. Such dispositions may adversely affect the Fund’s investment performance generally, and the resultant loss of leverage may materially and adversely affect the Fund’s investment returns.

The Funds are also subject to certain asset coverage tests associated with the rating agencies that rate the Preferred Shares. Failure by a Fund to maintain the asset coverages (or to cure such failure in a timely manner) may require the Fund to redeem Preferred Shares and could preclude the Funds from declaring or paying any dividends or distributions to holders of Common Shares. Failure to satisfy ratings agency asset coverage tests or other guidelines could also result in the applicable ratings agency downgrading its then-current ratings on the

ANNUAL REPORT	|	DECEMBER 31, 2020	109

Principal Risks of the Funds	(Cont.)

Preferred Shares, as described above. Moreover, the rating agency guidelines impose restrictions or limitations on the Funds’ use of certain financial instruments or investment techniques that the Funds might otherwise utilize in order to achieve its investment objective, which may adversely affect the Funds’ investment performance. Rating agency guidelines may be modified by the rating agencies in the future and such modifications may make such guidelines substantially more restrictive or otherwise result in downgrades, which could further negatively affect the Fund’s investment performance.

The ratings agencies that have assigned ratings to the Fund’s preferred shares may change their rating methodologies, perhaps substantially. Such a change could adversely affect the ratings assigned to the Funds’ Preferred Shares, the dividend rates paid thereon, and the expenses borne by holders of Common Shares. For instance, Fitch Ratings published ratings criteria relating to closed-end funds on December 4, 2020, which effectively result in a rating cap of “AA” for debt and preferred stock issued by all closed-end funds and a rating cap of “A” for debt and preferred shares issued by (i) closed-end funds exposed to emerging market debt, below-investment-grade and unrated debt, structured securities and equity, and (ii) closed-end funds with material exposure to “BBB” category rated assets. Accordingly, the updated ratings criteria is expected to cap the credit rating of a Fund’s VMTP Shares, if applicable, at AA, which may lead to a downgrade of the Fund’s VMTP Shares if they are rated higher than AA at the time the new criteria take effect.

Private Placements Risk

A private placement involves the sale of securities that have not been registered under the Securities Act or relevant provisions of applicable non-U.S. law to certain institutional and qualified individual purchasers, such as the Funds. Securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Funds may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Puerto Rico-Specific Risk

A Fund may be affected significantly by economic, regulatory, restructuring or political developments affecting the ability of Puerto Rico issuers to pay interest or repay principal. Certain issuers of Puerto Rico municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain Puerto Rico issuers to pay principal or interest on their obligations. Provisions of the Puerto Rico Constitution and Commonwealth laws, including a federally-appointed oversight board to oversee the Commonwealth’s financial operations, which limit the taxing and spending authority of Puerto Rico governmental entities may impair the ability of Puerto Rico issuers to pay principal and/or interest on their obligations. While Puerto Rico’s economy is broad, it does have major concentrations in certain industries, such as manufacturing and service, and may be sensitive to economic problems affecting those industries. Future Puerto Rico political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation, debt restructuring and voter initiatives could have an adverse effect on the debt obligations of Puerto Rico issuers.

Regulatory Changes Risk

Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. The Funds and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Funds and the Investment Manager will continue to be eligible for such exemptions. Actions by governmental entities may also impact certain instruments in which a Fund invests.

Moreover, government regulation may have unpredictable and unintended effects. Legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair a Fund’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.

Current rules related to credit risk retention requirements for asset-backed securities may increase the cost to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which a Fund may invest. The impact of the risk retention rules on the securitization markets is uncertain. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which a Fund may invest, which costs could be passed along to such Fund as an investor in such vehicles. In addition, the costs imposed by the risk retention rules on originators, securitizers and/or collateral managers may result in a reduction of the number of new offerings of asset-backed securities and thus in fewer investment opportunities for a Fund. A reduction in the number of new securitizations could also reduce liquidity in the markets for certain types of financial assets, which in turn could negatively affect the returns on the Fund’s investment.

Regulatory Risk — LIBOR

A Fund’s investments, payment obligations and financing terms may rely in some fashion on the London Interbank Offered Rate (“LIBOR”).

110	PIMCO CLOSED-END FUNDS

(Unaudited)

LIBOR is expected to be phased out by the end of 2021 and there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of a Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or illiquidity as a result of the transition process. In addition, interest rate provisions included in such contracts, or in contracts or other arrangements entered into by a Fund, may need to be renegotiated. The transition may also result in a reduction in the value of certain instruments held by a Fund, a change in the cost of borrowing or the dividend rate for any preferred shares that may be issued by the Fund, or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Reinvestment Risk

Income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by a Fund from its investments is likely to have a negative effect on dividend levels and the market price, NAV and/or overall return of the Common Shares.

Repurchase Agreements Risk

A Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, a Fund would seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements may be or become illiquid. These events could also trigger adverse tax consequences for a Fund.

Segregation and Coverage Risk

Certain portfolio management techniques, such as, among other things, entering into reverse repurchase agreement transactions, swap agreements, futures contracts or other derivative transactions,

purchasing securities on a when-issued or delayed delivery basis or engaging in short sales may be considered senior securities unless steps are taken to segregate a Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, a Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. At times, all or a substantial portion of a Fund’s liquid assets may be segregated for purposes of various portfolio transactions. A Fund may be unable to use such segregated assets for certain other purposes, which could result in a Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent a Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Short Exposure Risk

A Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.

By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund’s exposure to long security positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.

In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

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Principal Risks of the Funds	(Cont.)	(Unaudited)

Structured Investments Risk

Holders of structured products, including structured notes, credit-linked notes and other types of structured products, bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. A Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by a Fund. Structured products generally entail risks associated with derivative instruments.

Tax Risk

Each Fund has elected to be treated as a “regulated investment company” (a “RIC”) under the Internal Revenue Code (the “Code”) and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, that are distributed (or deemed distributed, as described below) to shareholders. In order to qualify and be eligible for such treatment, a Fund must meet certain asset diversification tests, derive at least 90% of its gross income for such year from certain types of qualifying income, and distribute to its shareholders at least 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).

A Fund’s investment strategy will potentially be limited by its intention to continue qualifying for treatment as a RIC, and can limit a Fund’s ability to continue qualifying as such. The tax treatment of certain of a Fund’s investments under one or more of the qualification or distribution tests applicable to regulated investment companies is uncertain. An adverse determination or future guidance by the IRS or a change in law might affect a Fund’s ability to qualify or be eligible for treatment as a RIC.

If, in any year, a Fund were to fail to qualify for treatment as a RIC under the Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of a Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by a Fund exceeds 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund will not for that taxable year satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends.

The value of a Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, no Fund is a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Valuation Risk

Certain securities in which a Fund invests may be less liquid and more difficult to value than other types of securities. When market quotations or pricing service prices are not readily available or are deemed to be unreliable, a Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Fund’s Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

112	PIMCO CLOSED-END FUNDS

How Each Fund Manages Risk	(Unaudited)

A Fund may (but is not required to) use various investment strategies to attempt to hedge exposure to reduce the risk of price fluctuations of its portfolio securities, the risk of loss, and to preserve capital. Derivatives strategies and instruments that a Fund may use include, among others, reverse repurchase agreements; interest rate swaps; total return swaps; credit default swaps; basis swaps; other types of swap agreements or options thereon; dollar rolls; futures and forward contracts (including foreign currency exchange contracts); short sales; options on financial futures; options based on either an index of municipal securities or taxable debt securities; other derivative transactions; loans of portfolio securities and when-issued, delayed delivery and forward commitment transactions. Income earned by a Fund from its hedging and related transactions may be subject to one or more special U.S. federal income tax rules that can affect the amount, timing and/or character of distributions to holders of the Fund’s Common Shares. For instance, many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on a Fund’s investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that PIMCO will determine to use them for a Fund or, if used, that the strategies will be successful. PIMCO may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions. In addition, a Fund may be subject to certain restrictions on its use of hedging strategies imposed by guidelines of one or more ratings agencies that may issue ratings on any preferred shares issued by the Fund.

A Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s leverage begins (or is expected) to adversely affect holders of its Common Shares. In order to attempt to offset such a negative impact of leverage on holders of Common Shares, a Fund may shorten the average maturity or duration of its investment portfolio (by investing in short-term, high quality securities or implementing certain hedging strategies). Should a Fund issue preferred shares, the Fund also may attempt to reduce leverage by redeeming or otherwise purchasing preferred shares or by reducing any holdings in other instruments that create leverage. Likewise, TOB investments could be unwound. The success of any such attempt to limit leverage risk depends on PIMCO’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, a Fund may not be successful in managing its interest rate exposure in the manner described above.

In addition, each Fund has adopted certain investment limitations designed to limit investment risk. See “Fundamental Investment Restrictions” below for a description of these limitations.

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Effects of Leverage	(Unaudited)

The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s continued use of Preferred Shares and TOBs, as applicable, as of December 31, 2020 as a percentage of total managed assets (including assets attributable to such leverage), the estimated annual effective Preferred Share dividend rate and interest expense rate payable by the Fund on such instruments (based on market conditions as of December 31, 2020), and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses may vary frequently and may be significantly higher or lower than the rate used for the example below.

	Municipal Income Fund (PMF)	Municipal Income Fund II (PML)	Municipal Income Fund III (PMX)	California Municipal Income Fund (PCQ)	California Municipal Income Fund II (PCK)	California Municipal Income Fund III (PZC)	New York Municipal Income Fund (PNF)	New York Municipal Income Fund II (PNI)

Preferred Shares as a Percentage of Total Managed Assets (Including Assets Attributable to Preferred Shares and TOBs)	41.62%	41.94%	41.64%	43.05%	40.31%	41.98%	41.57%	42.01%

Estimated Annual Effective Preferred Share Dividend Rate	0.19%	0.17%	0.19%	0.19%	0.19%	0.14%	0.19%	0.19%

TOBs as a Percentage of Total Managed Assets (Including Assets Attributable to Preferred Shares and TOBs)	9.29%	14.70%	12.36%	11.37%	7.18%	10.49%	16.09%	6.42%

Estimated Annual Effective Interest Expense Rate Payable by Fund on TOBs	1.20%	1.09%	1.18%	1.13%	1.21%	1.15%	0.84%	1.39%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Preferred Share Dividend Rate and Interest Expense Rate on TOBs	0.21%	0.25%	0.25%	0.24%	0.21%	0.23%	0.18%	0.24%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(17.49)%	(17.66)%	(17.56)%	(17.99)%	(17.11)%	(17.63)%	(17.43)%	(17.66)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(8.92)%	(9.05)%	(8.99)%	(9.21)%	(8.73)%	(9.01)%	(8.87)%	(9.04)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(0.36)%	(0.44)%	(0.43)%	(0.43)%	(0.35)%	(0.39)%	(0.32)%	(0.41)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	8.21%	8.18%	8.14%	8.35%	8.02%	8.22%	8.24%	8.21%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	16.77%	16.79%	16.71%	17.13%	16.40%	16.84%	16.80%	16.83%

Common Share total return is composed of two elements — the distributions paid by a Fund to holders of Common Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s Common Shares, the value of which is determined by market forces and other factors.

Should a Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, a Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

114	PIMCO CLOSED-END FUNDS

Fundamental Investment Restrictions[3]	(Unaudited)

PIMCO Municipal Income Fund (PMF)

Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

(3)

Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)

Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

PIMCO Municipal Income Fund (PML)

Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

(3)

Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)

Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

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Fundamental Investment Restrictions[3]	(Cont.)

(6)

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(8)

Make an investment if, at the time of such investment, the Fund has invested less than 80% of its “assets” (as that term is defined in Rule 35d-1 under the Investment Company Act of 1940, as amended) in investments the income from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believes by the Fund’s portfolio manager to be reliable), exempt from federal income tax (not including, for these purposes, the federal alternative minimum tax).

PIMCO Municipal Income Fund III (PMX)

Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

(3)

Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)

Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

In addition, as a fundamental policy, the Fund must, under normal circumstances, invest at least 80% of its Assets (as that term is defined in Rule 35d-1 under the Investment Company Act of 1940, as amended), measured at the time of investment, in investments the income from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from federal income tax. For purposes of this policy, the Fund may count investments that generate income subject to the alternative minimum tax toward the 80% investment requirement. Rule 35d-1 currently defines “Assets” to mean “net assets, plus the amount of any borrowings for investment purposes.”

PIMCO California Municipal Income Fund (PCQ)

Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

116	PIMCO CLOSED-END FUNDS

(Unaudited)

(2)

Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)

Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5)

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

In addition, with respect to 75% of the Fund’s total assets, the Fund may not purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

PIMCO California Municipal Income Fund II (PCK)

Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)

Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5)

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

As a fundamental policy, with respect to 75% of the Fund’s total assets, the Fund may also not purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

In addition, as a fundamental policy, the Fund must, under normal circumstances, invest at least 80% of its Assets (as that term is defined in Rule 35d-1 under the Investment Company Act of 1940, as amended), measured at the time of investment, in investments the income from which is, in the opinion of bond counsel to the issuer (or

ANNUAL REPORT	|	DECEMBER 31, 2020	117

Fundamental Investment Restrictions[3]	(Cont.)

on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from federal and California state income taxes. For purposes of this policy, the Fund may count investments that generate income subject to the alternative minimum tax toward the 80% investment requirement.

PIMCO California Municipal Income Fund III (PZC)

Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)

Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5)

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

As a fundamental policy, with respect to 75% of the Fund’s total assets, the Fund may also not purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

In addition, as a fundamental policy, the Fund must, under normal circumstances, invest at least 80% of its Assets (as that term is defined in Rule 35d-1 under the Investment Company Act of 1940, as amended), measured at the time of investment, in investments the income from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from federal and California state income taxes. For purposes of this policy, the Fund may count investments that generate income subject to the alternative minimum tax toward the 80% investment requirement. Rule 35d-1 currently defines “Assets” to mean “net assets, plus the amount of any borrowings for investment purposes.”

PIMCO New York Municipal Income Fund (PNF)

Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate,

118	PIMCO CLOSED-END FUNDS

(Unaudited)

securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)

Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5)

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

PIMCO New York Municipal Income Fund II (PNI)

Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)	Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5)

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

As a fundamental policy, with respect to 75% of the Fund’s total assets, the Fund may also not purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

In addition, as a fundamental policy, the Fund must, under normal circumstances, invest at least 80% of its Assets (as that term is defined in Rule 35d-1 under the Investment Company Act of 1940, as amended), measured at the time of investment, in investments the income from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from federal and New York state income taxes. For purposes of this policy, the Fund may count investments that generate income subject to the alternative minimum tax toward the 80% investment requirement.

3 For purposes of this section, “majority of the outstanding,” when used with respect to particular shares of a Fund (whether voting together as a single class or voting as separate classes), has the meaning set forth in the Investment Company Act of 1940, as amended.

ANNUAL REPORT	|	DECEMBER 31, 2020	119

Management of the Funds

The chart below identifies Trustees and Officers of the Funds as of February 1, 2021. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Trustees

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Trustee of the Funds since 2011, expected to stand for re-election at the annual meeting of shareholders during the 2022 fiscal year for PMF, PCQ, PNF, PCK, PNI and PML and during the 2020 fiscal year for PMX and PZC.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	30	Trustee, Allianz Funds (2011-2021); Trustee, Virtus Funds (2021-Present)

T. Matthew Buffington* 1982	Trustee	Trustee of the Funds since 2018, expected to stand for re-election at the annual meeting of the shareholders during the 2021 fiscal year for each Fund.	Portfolio Manager of Dryden Capital, LLC since January 2013; the principal business of Dryden Capital, LLC is to provide investment advisory, portfolio and wealth management, consulting, financial planning and investment supervisory services.	8	None

Derrick A. Clark** 1984	Trustee	Trustee of each Fund since 2019, expected to stand for re-election at the annual meeting of the shareholders during the 2022 fiscal year for each Fund.	Analyst and Portfolio Manager at Junto Capital since July 2013. The principal business of Junto Capital is to provide investment advisory, portfolio and wealth management, consulting, financial planning, and investment supervisory services.	8	None

Sarah E. Cogan 1956	Trustee	Trustee of the Funds since 2019, expected to stand for election at the annual meeting of the shareholders during the 2022 fiscal year for each fund.	Retired Partner, Simpson Thacher & Bartlett LLP (law firm); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013). Formerly, Partner, Simpson Thacher & Bartlett LLP (1989-2018).	30	Trustee, Allianz Funds (2019-2021); Trustee, Virtus Funds (2021-Present)

Hans W. Kertess 1939	Trustee	Trustee of PMF, PCQ and PNF since 2001, of PML, PCK and PNI since 2002 and of PMX and PZC since 2003, expected to stand for reelection at the annual meeting of shareholders during the 2022 fiscal year for PMF, PCQ, PNF, PML, PCK and PNI and during the 2021 fiscal year for PMX and PZC.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	30	Trustee, Allianz Funds (2004-2021); Trustee, Virtus Funds (2021-Present)

Joseph B. Kittredge, Jr. 1954	Trustee	Since 2020.	Retired. Formerly, General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2005-2018) and Partner (2007-2018); President, GMO Trust (institutional mutual funds) (2009-2018); Chief Executive Officer, GMO Trust (2009-2015); President and Chief Executive Officer, GMO Series Trust (platform based mutual funds) (2011-2013).	29	Trustee, GMO Trust (2010-2018); Chairman of the Board of Trustees, GMO Series Trust (2011-2018).

William B. Ogden, IV 1945	Trustee	Trustee of the Funds since 2006, expected to stand for re-election at the annual meeting of shareholders during the 2020 fiscal year for each Fund.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	30	Trustee, Allianz Funds (2006-2021); Trustee, Virtus Funds (2021-Present)

120	PIMCO CLOSED-END FUNDS

(Unaudited)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Alan Rappaport 1953	Trustee	Trustee of the Funds since 2010, expected to stand for re-election at the annual meeting of shareholders during the 2021 fiscal year for PMF, PCQ, PNF, PML, PCK and PNI and during the 2022 fiscal year for PMX and PZC.	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	30	Trustee, Allianz Funds (2010-2021); Trustee, Virtus Funds (2021-Present)

Interested Trustees

David N. Fisher*** 1968	Trustee	Trustee of the Funds since 2019, expected to stand for election at the annual meeting of the shareholders during the 2020 fiscal year for each Fund.	Managing Director and Head of Traditional Product Strategies, PIMCO (Since 2015); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	29	None

John C. Maney**** 1959	Trustee	Trustee of the Funds since 2006, expected to stand for re-election at the annual meeting of shareholders during the 2021 fiscal year for each Fund.	Consultant to PIMCO (since January 2020); Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Managing Director of Allianz Asset Management of America L.P. (2005-2019); member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P (2006-2019); Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	29	None

*	Mr. Buffington’s address is Dryden Capital, LLC (New York Office), 641 Lexington Avenue, 13th Floor, New York, New York 10022.
**	Mr. Clark’s address is Junto Capital, 450 Park Avenue, Suite 25, New York, New York 10022.
***

Mr. Fisher is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Fisher’s address is 650 Newport Center Drive, Newport Beach, California 92660.

****	Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates.

ANNUAL REPORT	|	DECEMBER 31, 2020	121

Management of the Funds	(Cont.)	(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Eric D. Johnson[1] 1970	President	Since 2019	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan G. Leshaw[1] 1980	Chief Legal Officer	Since 2019	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Managed Funds. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner 1976	Senior Vice President	Since 2019	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter G. Strelow[1] 1970	Senior Vice President	Since 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit[1] 1981	Vice President, Senior Counsel and Secretary	Since 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer[1] 1976	Vice President	Since January 2020	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck[1] 1977	Vice President	Since January 2020	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] 1978	Treasurer	Since January 2021	Senior Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen Miller 1980	Deputy Treasurer	Since September 2020	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Managed Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans[1] 1982	Assistant Treasurer	Since 2019	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler[2] 1982	Assistant Treasurer	Since 2015	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

H. Jessica Zhang 1973	Assistant Treasurer	Since January 2020	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

(1)	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
(2)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

122	PIMCO CLOSED-END FUNDS

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	DECEMBER 31, 2020	123

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive,

Newport Beach, CA, 92660

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar for Auction Rate Preferred Shares

Deutsche Bank Trust Company Americas

60 Wall Street, 16th Floor

New York, NY 10005.

Transfer Agent, Dividend Paying Agent and Registrar for Variable Rate MuniFund Term Preferred Shares

The Bank of New York Mellon

240 Greenwich Street, 7E

New York, New York 10286

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF3012AR_123120

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph B. Kittredge, Jr., who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Kittredge is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2020	$ 46,475
	December 31, 2019	$ 43,921

(b)	Fiscal Year Ended	Audit-Related Fees
	December 31, 2020	$ 10,500
	December 31, 2019	$ 10,500

(c)	Fiscal Year Ended	Tax Fees (1)
	December 31, 2020	$ —
	December 31, 2019	$ —

(d)	Fiscal Year Ended	All Other Fees (2)
	December 31, 2020	$ —
	December 31, 2019	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Tax Fees” for the last two fiscal years.

(2) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	December 31, 2020	December 31, 2019

PIMCO California Municipal Income Fund III	$10,500	$10,500
Pacific Investment Management Company LLC (“PIMCO”)	16,143,017	17,878,830

Totals	$16,153,517	$17,889,330

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

T. Matthew Buffington

Derrick A. Clark*

Sarah E. Cogan

Deborah A. DeCotis

Hans W. Kertess

Joseph B. Kittredge, Jr.**

William B. Ogden, IV

Alan Rappaport

*Effective March 31, 2020, Mr. Clark joined the Audit Oversight Committee.

**Effective June 12, 2020, Mr. Kittredge joined the Audit Oversight Committee.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”)3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations5 and the ISP’s compliance program.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036

4 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

5 This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of February 26, 2021, the following individual has primary responsibility for the day-to-day management of the PIMCO California Municipal Income Fund III (the “Fund”):

David Hammer

Mr. Hammer has been a portfolio manager of the Fund since August 2015. Mr. Hammer is an executive vice president in the Newport Beach office and head of municipal bond portfolio management, with oversight of the firm’s municipal investment grade, high yield, taxable, and separately managed accounts. He is the lead portfolio manager on PIMCO’s municipal bond fund complex, including investment grade, high yield, state-specific, closed-end funds, and interval fund. Prior to rejoining PIMCO in 2015, he was a managing director at Morgan Stanley, where he was head of municipal trading, risk management, and research.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Manager as of December 31, 2020, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
David Hammer	22	$11,484.40	3	$230.51	141	$13,140.54

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with AllianzSE, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Funds or other accounts managed by PIMCO (each a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by

PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest.

(a)(3)

As of December 31, 2020, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

●	PIMCO’s pay practices are designed to attract and retain high performers;

●	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

●	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

●	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

●

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

●	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

●

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

●	Contributions to mentoring, coaching and/or supervising members of team;

●	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

●	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – The Long Term Incentive Plan (“LTIP”) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

●

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

Eligibility to participate in LTIP is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Manager beneficially owned as of December 31, 2020:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of December 31, 2020
David Hammer	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO California Municipal Income Fund III

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	February 26, 2021

By:	/s/ Bijal Parikh
Bijal Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	February 26, 2021